                                                                   Exhibit 10.10

                                                                        2.6.b(3)

                                                                  EXECUTION COPY

================================================================================

                 WAREHOUSE NOTE PURCHASE AND SECURITY AGREEMENT

                                      among

                                NHELP-III, INC.,
                                  as the Issuer

                                       and

                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION,
                                 as the Trustee

                                       and

                          DELAWARE FUNDING CORPORATION,
                               as a Note Purchaser

                                       and

                        THREE RIVERS FUNDING CORPORATION,
                               as a Note Purchaser

                                       and

                   MORGAN GUARANTY TRUST COMPANY OF NEW YORK,
                      as DFC Agent and Administrative Agent

                                       and

                               MELLON BANK, N.A.,
                                 as TRFC Agent

                          Dated as of September 1, 1999

                                U.S. $400,000,000

================================================================================

                                TABLE OF CONTENTS


                                                                                                             Page
                                                    ARTICLE I

                                                   DEFINITIONS

Section 1.01.   Certain Defined Terms.....................................................................      1
Section 1.02.   Other Terms............................:..................................................     23
Section 1.03.   Computation of Time Periods...............................................................     23

                                                   ARTICLE II

                                                  THE FACILITY

Section 2.01.   Note Issuances and Purchases..............................................................     24
Section 2.02.   The Initial Note Issuance and Subsequent Note Issuances...................................     25
Section 2.03.   Termination or Reduction of the Facility Limit............................................     26
Section 2.04.   Collection Account........................................................................     26
Section 2.05.   Transfers from Collection Account.........................................................     26
Section 2.06.   Cash Reserve Account......................................................................     28
Section 2.07.   Transfers from the Cash Reserve Account...................................................     28
Section 2.08.   Management of Collection Account and Cash Reserve Account.................................     28
Section 2.09.   Pledged Collateral Assignment of the Transaction Documents................................     29
Section 2.10.   Grant of a Security Interest..............................................................     29
Section 2.11.   Evidence of Debt..........................................................................     30
Section 2.12.   Special Provisions Governing Note Purchases...............................................     30
Section 2.13.   Payments by the Issuer....................................................................     31
Section 2.14.   Payment of Stamp Taxes, Etc................................................................    31
Section 2.15.   Sharing of Payments, Etc...................................................................    31
Section 2.16.   Yield Protection..........................................................................     32

                                                   ARTICLE III

                                                    THE NOTES

Section 3.01.   Form of Notes Generally...................................................................     34
Section 3.02.   Securities Legend.........................................................................     34
Section 3.03.   Priority..................................................................................     35
Section 3.04.   Execution, Delivery and Dating............................................................     35
Section 3.05.   Registration, Registration of Transfer and Exchange, Transfer Restrictions................     35
Section 3.06.   Mutilated, Destroyed, Lost and Stolen Notes...............................................     36
Section 3.07.   Persons Deemed Owners.....................................................................     37
Section 3.08.   Cancellation..............................................................................     37

                                                   ARTICLE IV

                                          CONDITIONS TO NOTE PURCHASES

Section 4.01.   Conditions Precedent to Initial Issuance..................................................   37
Section 4.02.   Conditions Precedent to All Note Purchases................................................   37

                                                    ARTICLE V

REPRESENTATIONS AND WARRANTIES............................................................................   38

                                                   ARTICLE VI

                                         GENERAL COVENANTS OF THE ISSUER

Section 6.01.   General Covenants.........................................................................   41
Section 6.02.   Acquisition, Collection and Assignment of Student Loans...................................   45
Section 6.03.   Enforcement of Financed Loans.............................................................   46
Section 6.04.   Enforcement of Servicing Agreements.......................................................   46
Section 6.05.   Administration and Collection of Financed Loans...........................................   46
Section 6.06.   Amendment of Form of Sale and Purchase Agreement..........................................   47
Section 6.07.   Custodian.................................................................................   47
Section 6.08.   Prepayments and Refinancing...............................................................   47
Section 6.09.   Periodic Reporting........................................................................   47
Section 6.10.   UCC Matters; Protection and Perfection of Pledged Collateral; Delivery of Documents.......   48
Section 6.11.   Obligations of the Issuer With Respect to Pledged Collateral..............................   49
Section 6.12.   Collateral Call...........................................................................   49
Section 6.13.   Guarantor Limitations.....................................................................   49

                                                   ARTICLE VII

EVENTS OF DEFAULT.........................................................................................   49

                                                  ARTICLE VIII

                                                     TRUSTEE

Section 8.01.   Acceptance of Trust.......................................................................   52
Section 8.02.   Trustee's Right to Reliance...............................................................   53
Section 8.03.   Compensation of Trustee...................................................................   53
Section 8.04.   Resignation of Trustee....................................................................   53
Section 8.05.   Removal of Trustee........................................................................   54
Section 8.06.   Successor Trustee.........................................................................   54
Section 8.07.   Manner of Vesting Title in Trustee........................................................   54
Section 8.08.   Servicing Agreement.......................................................................   55

Section 8.09.   Trustee Covenants with Respect to "Eligible Lender" Status................................   55
Section 8.10.   Trustee's Status as an "Eligible Lender"..................................................   55

                                                   ARTICLE IX

INDEMNIFICATION...........................................................................................   56

                                                    ARTICLE X

                                                  MISCELLANEOUS

Section 10.01.  Amendments and Waivers....................................................................   57
Section 10.02.  Notices, Etc..............................................................................   58
Section 10.03.  No Waiver; Remedies.......................................................................   58
Section 10.04.  Binding Effect; Assignability.............................................................   58
Section 10.05.  Survival..................................................................................   59
Section 10.06.  Governing Law; Severability...............................................................   59
Section 10.07.  Governing Law; Jury Waiver................................................................   59
Section 10.08.  Costs, Expenses and Taxes.................................................................   59
Section 10.09.  Recourse Against Certain Parties..........................................................   60
Section 10.10.  Execution in Counterparts; Severability; Integration......................................   60
Section 10.11.  Confidentiality...........................................................................   60
Section 10.12.  No Proceedings............................................................................   61
Section 10.13.  Section Titles............................................................................   61
Section 10.14.  Entire Agreement..........................................................................   61

                                                   ARTICLE XI

                                                   THE AGENTS

Section 11.01.  Authorization and Action of Administrative Agent..........................................   62
Section 11.02.  Authorization and Action of Agents........................................................   62
Section 11.03.  Agency Termination........................................................................   62
Section 11.04.  Agents' Reliance, Etc.....................................................................   62
Section 11.05.  Administrative Agent, Agents, and Affiliates..............................................   63
Section 11.06.  [Reserved]................................................................................   63
Section 11.07.  Purchase Decision.........................................................................   63
Section 11.08.  Successor Agents..........................................................................   63

EXHIBIT A         FORM OF SALE AND PURCHASE AGREEMENT

EXHIBIT B         FORM OF VALUATION AGENT AGREEMENT

EXHIBIT C         DRAW NOTICE

EXHIBIT D         MONTHLY REPORT

EXHIBIT E-1       FORM OF ASSET COVERAGE RATIO CERTIFICATE

EXHIBIT E-2       FORM OF CASH RELEASE CERTIFICATE

EXHIBIT F         TRUSTEE'S FEE LETTER AGREEMENT

EXHIBIT G         COPIES OF SERVICING AND CUSTODIAN AGREEMENTS

EXHIBIT H         FORM OF NOTE

EXHIBIT I         FORM OF SUMMARY OF SERVICER REPORT

EXHIBIT J         FORM OF REPORT ON BALANCES IN COLLECTION ACCOUNT AND
                  CASH RESERVE ACCOUNT AND LIABILITIES

EXHIBIT K         ADDITIONAL CLOSING ITEMS

         THIS WAREHOUSE NOTE PURCHASE AND SECURITY AGREEMENT (this "Agreement") is made as of September 1, 1999, among: NHELP-III, INC., a corporation duly organized under the laws of the state of Nevada (the "Issuer"); DELAWARE FUNDING CORPORATION, a Delaware corporation ("DFC"); THREE RIVERS FUNDING CORPORATION, a Delaware corporation ("TRFC"); MORGAN GUARANTY TRUST COMPANY OF NEW YORK, a New York banking corporation, as DFC Agent (in such capacity, the "DFC Agent") and Administrative Agent (in such capacity, the "Administrative Agent"); MELLON BANK, N.A., a national banking association, as TRFC Agent (the "TRFC Agent") and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, a national banking association, as eligible lender and trustee (the "Trustee").

PRELIMINARY STATEMENTS

         1. DFC and TRFC (each, a "Conduit Note Purchaser") are special purpose corporations engaged in the business of issuing promissory notes in the domestic commercial paper market and using the proceeds from the sale of such commercial paper to acquire interests in financial assets from various sellers from time to time, pursuant to one or more facilities among each seller of financial assets and the Conduit Note Purchaser, or to purchase notes of certain entities for the purpose of financing financial assets of such entities.

         2. The Issuer proposes to purchase from time to time certain Eligible Loans (as hereinafter defined) in accordance with various Sale and Purchase Agreements (as hereinafter defined) (such purchases constituting the "Transactions").

         3. The Issuer desires to fund the Transactions through the issuance of Notes and sale of the same to the Note Purchasers (and other Note Purchasers) up to the Facility Limit on the terms and conditions set forth herein.

         4. To provide liquidity support to the Conduit Note Purchasers in connection with the Notes purchased by them hereunder, the Conduit Note Purchasers may, from time to time, assign all or a part of such Notes or assign interests therein or the commitments to purchase such Notes to certain financial institutions pursuant to the terms of the Liquidity Agreements referred to below, and as a result of such assignment, such financial institutions would become Note Purchasers hereunder.

         5. Each of the DFC Agent and the TRFC Agent is willing to act as agent on behalf of its related Conduit Note Purchaser and Liquidity Provider(s) pursuant to this Agreement and the applicable Liquidity Agreement.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         SECTION 1.01.     CERTAIN DEFINED TERMS.

                  (a) Certain capitalized terms used throughout this Agreement are defined above or in this Section 1.01.
                           '

                  (b) As used in this Agreement and its exhibits, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined).

                  "Administrative Agent" means Morgan Guaranty Trust Company of New York, and its successors and assigns in its capacity as administrative agent for DFC, the DFC Agent, the DFC Liquidity Providers, TRFC, the TRFC Agent and the TRFC Liquidity Providers.

                  "Administrative Agent Fee" means, for each Interest Period, the per annum fee paid to the Administrative Agent and agreed to from time to time and as set forth in a letter between the Issuer and the Administrative Agent, payable monthly in arrears on each Settlement Date.

                  "Adverse Claim" means a lien, security interest, charge, encumbrance or other right or claim or restriction in favor of any Person (other than, with respect to the Pledged Collateral, any lien, security interest, charge, encumbrance or other right or claim or restriction in favor of the Trustee for the benefit of the Secured Creditors).

                  "Affected Party" means each Liquidity Provider and any assignee or participant of any Liquidity Provider.

                  "Affiliate" when used with respect to a Person means any other Person controlling, controlled by or under common control with such Person. A Person shall be deemed to control another person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the other Person, whether through the ownership of voting securities, membership interests or otherwise.

                  "Agent" means the DFC Agent, the TRFC Agent or the Administrative Agent, as applicable, or the successor or assign of any of them.

                  "Aggregate Cash Reserve Requirement" means, as of any date of determination, one-half of one percent (0.50%) of the outstanding Facility Amount as of such date.

                  "Aggregate Market Value" means, as of any date of determination, the sum of (a) with respect to assets in the Trust Estate which are Financed Loans as of such date, (i) the outstanding Principal Balance of such Financed Loans, as set forth in the most recently delivered Valuation Report, multiplied by the Loan Valuation Percentage, plus, without duplication, (ii) 100% of any accrued interest thereon, and all accrued and unpaid Special Allowance Payments and interest subsidies, if any, thereon to such date, (b) with respect to assets in the Trust Estate, which are Permitted Investments and other cash balances, if any, on deposit in the Collection Account and the Cash Reserve Account, the principal balance thereof together with all interest accrued thereon, and (c) payments on Financed Loans or other assets received by a Servicer or the Issuer and not yet transferred to the Trustee.

                  "Aggregate Note Balance" means the aggregate principal amount of all Notes Outstanding at the date of determination after giving effect to all distributions of principal and Note Purchases on such date of determination.

                  "Agreement" means this Warehouse Note Purchase and Security Agreement, as the same may be amended, restated, supplemented or otherwise modified from time to time hereafter.

                  "Agreement and Acknowledgement" means the Agreement and Acknowledgement Relating to Student Loan Servicing Agreement dated as of September 1, 1999, by and among the Issuer, the Note Purchasers, each Agent and Great Lakes Higher Education Servicing Corporation.

                  "Alternate Rate" means the higher of (a) the rate of interest most recently announced by the Administrative Agent in New York, New York, as its "prime rate" or (b) rate of interest most recently announced by the Federal Reserve Bank in New York, New York, as the "federal funds rate" + .50%. The Alternate Rate is not necessarily intended to be the lowest per annum rate of interest determined by the Administrative Agent in connection with extensions of credit. The Alternate Rate shall be computed on the basis of a 365 or, when applicable, 366-day year, and shall change from time to time as the Administrative Agent's prime rate changes.

                  "Asset Coverage Ratio" means, as of the date of any Valuation Report, the ratio of (a) the Aggregate Market Value of assets in the Trust Estate as of such date to (b) the Liabilities as of such date.

                  "Authorized Officer of the Issuer" means the Issuer's president, chief financial officer or any vice president.

                  "Bankruptcy Code" means Title 11 of the United States Code (11 U.S.C. Section 101 et seq.), as amended from time to time, and any successor statute.

                  "Benefit Plan" means any employee benefit plan as defined in
         Section 3(3) of ERISA in respect of which the Issuer or any ERISA Affiliate of the Issuer is, or at any time during the immediately preceding six years was, an "employer" as defined in Section 3(5) of ERISA.

                  "Business Day" means a day of the year other than a Saturday or a Sunday on which (a) banks are not authorized or required to close in New York City, (b) the DFC Agent at the DFC Agent Payment Office is open for business and (c) the TRFC Agent at the TRFC Agent Payment Office is open for business; provided, however, if the term "Business Day" is used in connection with the LIBOR, means any day of the year on which dealings in dollar deposits are carried on in the London interbank market.

                  "Calculation Date" means the third Business Day preceding the end of each month.

                  "Calculation Period" means the calendar month in which each Calculation Date occurs.

                  "Cash Reserve Account" means the special account created pursuant to Section 2.06 hereof.

                  "Cash Reserve Requirement" means, on any Issuance Date, one-half of one percent (0.50%) of the aggregate principal amount of Notes issued on such date other than in connection with a Rollover Note Purchase; provided, however, that in the event that the aggregate outstanding principal amount of Financed Loans that are unsubsidized Stafford Loans in forbearance, grace or deferment exceeds 50% of the aggregate outstanding principal amount of all Financed Loans immediately following any Note Purchase, the "Cash Reserve Requirement" shall be an amount determined by the Administrative Agent after consultation with the Issuer.

                  "Closing Date" means September 16, 1999.

                  "Code" means the Internal Revenue Code of 1986, as amended, or any successor statute and the regulations promulgated and rulings issued thereunder.

                  "Collection Account" means the special account created pursuant to Section 2.04 hereof.

                  "Collections" means, (a) all revenues and recoveries of principal and interest and other payments and reimbursements of principal and accrued interest received with respect to any Financed Loan and any other collection of cash with respect to such Financed Loan (including, but not limited to, Interest Subsidy Payments, Special Allowance Payments, finance charges and payments representing the repurchase of any Financed Loan or rebate of premium thereon pursuant to a Sale and Purchase Agreement) received or deemed to have been received pursuant to Section 2.04 and (b) all other cash collections, tax refunds and other cash proceeds of the Pledged Collateral.

                  "Commitment" means the obligation of the Note Purchasers to fund Note Purchases.

                  "Commitment Fee" means, for each Interest Period and each Agent, the per annum fee agreed to from time to time and as set forth in the Fee Letter between the Issuer and the applicable Agent, payable monthly in arrears on each Settlement Date to such Agent.

                  "Conduit Note Purchaser" means each of DFC, TRFC and any successors or assigns (subject to Section 10.04 hereof) that are special purpose corporations or other entities that become parties to this Agreement which obtain funds to purchase financial assets from the issuance of CP.

                  "Consolidation Loan" means a Loan made to an Eligible Borrower pursuant to which the Eligible Borrower consolidates two or more of its PLUS/SLS Loans, direct

         Loans made by the Department or Stafford Loans in accordance with the Higher Education Act.

                  "CP" means the commercial paper notes issued by DFC or TRFC or any assignee (subject to Section 10.04 hereof) of either of them which is a Conduit Note Purchaser from time to time in the United States commercial paper market.

                  "Custodian" means, individually or collectively, UNIPAC Service Corporation, Great Lakes Higher Education Servicing Corporation, InTuition, Inc., United Student Aid Funds, Inc. and each additional Servicer or bailee with which the Issuer has entered into a Custodian Agreement.

                  "Custodian Agreement" means, individually or collectively, (a) the Custodian Agreement dated as of September 16, 1999, among the Issuer, the Trustee and UNIPAC Service Corporation, (b) the Custodian Agreement dated as of September 16, 1999, among the Issuer, the Trustee and Great Lakes Higher Education Servicing Corporation, (c) the Custodian Agreement dated as of September 16, 1999, among the Issuer, the Trustee and InTuition, Inc., (d) the Custodian Agreement dated as of September 16,1999, among the Issuer, the Trustee and United Student Aid Funds, Inc. and (e) each additional or successor custodian agreement entered into among the Issuer, the Trustee and a Custodian and approved by the Required Note Purchasers.

                  "Custodian Fees" means the fees, expenses and charges of the Custodian pursuant to the Custodian Agreement, except to the extent included in Servicing Fees.

                  "Debt" of any Person means (a) indebtedness of such Person for borrowed money, (b) obligations of such Person evidenced by bonds, debentures, notes, letters of credit, interest rate and currency swaps or other similar instruments, (c) obligations of such Person to pay the deferred purchase price of property or services, (d) obligations of such Person as lessee under leases which shall have been or should be, in accordance with GAAP, recorded as capital leases, (e) obligations secured by an Adverse Claim upon property or assets owned by such Person, even though such Person has not assumed or become liable for the payment of such obligations and (f) obligations of such Person under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of other Persons of the kinds referred to in clauses (a) through (e) above.

                  "Defaulted Student Loan" means any Student Loan (a) as to which any payment, or portion thereof, is more than the number of days past due from the original due date thereof as allowed by the terms of the Higher Education Act (which number of days, as of the Closing Date, is 270), unless such Student Loan is a Higher Education Act Student Loan and such Student Loan is in Deferment, (b) the Obligor of which is the subject of an Event of Bankruptcy or is deceased or disabled, or
         (c) as to which a continuing condition that with notice or the lapse of time or both would constitute a default, breach, violation or event permitting acceleration under the terms of such Student Loan (other than payment defaults continuing for a period of not more than the number of days past due from the original due date thereof as allowed by the terms of the Higher Education Act).

                  "Deferment" means the period permitted by the Higher Education Act and the policies of applicable Guarantor as being a period during which a borrower under a Student Loan may postpone making payments of principal or interest.

                  "Department" means the United States Department of Education, or any successor thereto or to the functions thereof.

                  "DFC" means Delaware Funding Corporation and its successors and assigns.

                  "DFC Agent" means Morgan Guaranty Trust Company of New York, and its successors and assigns, in its capacity as agent of DFC and the DFC Liquidity Providers pursuant to the DFC Asset Purchase Agreement or any other Liquidity Agreement to which DFC and the DFC Agent are parties.

                  "DFC Agent Payment Office" means 500 Stanton Christiana Road, Newark, DE 19713.

                  "DFC Asset Purchase Agreement" means the Asset Purchase Agreement dated as of September 16, 1999, among DFC, each of the Liquidity Providers named therein and the DFC Agent, as the same may be amended, restated, supplemented or otherwise modified from time to time hereafter.

                  "DFC Liquidity Providers" means the Liquidity Providers under the DFC Asset Purchase Agreement or other Liquidity Agreement as to which DFC and the DFC Agent are parties.

                  "Due Diligence Requirements" means the due diligence requirements established from time to time pursuant to the Higher Education Act and any regulations promulgated by the Secretary of Education thereunder from time to time regarding the activities required to be performed by or on behalf of a lender with respect to delinquent or defaulted Loans, including the requirements set forth in 34 C.F.R. Section 682.411.

                  "Eligible Borrower" means a borrower who is eligible under the Higher Education Act to be the obligor of a Loan for financing a program of education at an Eligible Institution, including a borrower who is eligible under the Higher Education Act to be an obligor of a Loan made pursuant to Section 428A, 428B and 428C of the Higher Education Act.

                  "Eligible Institution" means (a) an institution of higher education, (b) a vocational school or (c) any other institution which, in all of the above cases, has been approved by the Secretary of Education and the applicable Guarantor.

                  "Eligible Lender" means any "eligible lender," as defined in the Higher Education Act, and which has received an eligible lender designation from the Guarantor with respect to Guaranteed Loans.

                  "Eligible Loan" means a Student Loan:

                  (a) which was originated or acquired by the Issuer in the ordinary course of its business and was originated in the United States, its territories or possessions;

                  (b) the payments under which constitute an account or general intangible as defined in the UCC as in effect in the jurisdiction that governs the perfection of the interests of the Issuer therein and the perfection of the Trustee's interest therein under this Agreement and which has only one set of original documentation;

                  (c) of which the borrower is an Eligible Borrower attending an Eligible Institution;

                  (d) if such Student Loan is a subsidized Stafford Loan, of which such Student Loan qualifies the holder thereof to receive Interest Subsidy Payments and Special Allowance Payments from the Department; if such Student Loan is a Consolidation Loan, of which such Student Loan qualifies the holder thereof to receive Interest Subsidy Payments and Special Allowance Payments from the Department to the extent applicable; and if such Student Loan is a PLUS/SLS or an unsubsidized Stafford Loan, of which such Student Loan qualifies the holder thereof to receive Special Allowance Payments from the Department to the extent applicable;

                  (e) at the time of purchase with proceeds from a Note Purchase, which is not a Defaulted Student Loan and has not been tendered at any time to any Guarantor for payment;

                  (f) that provides or, when the payment schedule with respect thereto is determined, will provide for payments on a periodic basis that will fully amortize the Principal Balance thereof by its maturity, as such maturity may be modified in accordance with applicable deferral and forbearance periods granted in accordance with applicable laws, including the Higher Education Act and any Guarantee Agreements, as applicable;

                  (g)      that is denominated and payable only in Dollars;

                  (h) that together with the related Student Loan Note therefor represents the genuine, legal, valid and binding payment obligation of the related borrower, enforceable by or on behalf of the holder thereof against such borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance and similar laws relating to creditors' rights generally and subject to general principles of equity; and that has not been satisfied, subordinated or rescinded and no right of rescission, setoff, counterclaim or defense has been asserted or, to the knowledge of the Issuer, overtly threatened in writing with respect to such Student Loan;

                  (i) that (i) is the subject of a valid Guarantee Agreement with an eligible Guarantor, (ii) with respect to which the Issuer is not in default in any material respect in the performance of any covenants and agreements made in the applicable Guarantee

         Agreement, and (iii) with respect to which all amounts due and payable to the Department or a Guarantor, as the case may be, have been paid in full;

                  (j) that (i) is the subject of a valid Servicing Agreement with an eligible Servicer, with respect to which the Issuer has executed and delivered a Custodian Agreement, (ii) with respect to which the Issuer is not in default in any material respect in the performance of any covenants and agreements made in the applicable Servicing Agreement, and (iii) with respect to which all amounts due and payable to the Servicer have been paid in full;

                  (k) the payment terms of which have not been altered or amended except in accordance with the Higher Education Act;

                  (l) if such Student Loan is a Proprietary Loan, the outstanding Principal Balance of which when added to the outstanding Principal Balance of all other Financed Loans that are Proprietary Loans does not exceed 20% of the aggregate outstanding Principal Balance of all Financed Loans;

                  (m) if such Student Loan is a rehabilitated Consolidation Loan, the outstanding Principal Balance of which when added to the outstanding Principal Balance of all other Financed Loans that are rehabilitated Consolidation Loans does not exceed 3% of the aggregate outstanding Principal Balance of all Financed Loans; and

                  (n) if such Student Loan is serviced by a Servicer for which the reporting of financial information concerning such Servicer to the Agents is not permitted under its Servicing Agreement, the outstanding Principal Balance of which when added to the aggregate outstanding Principal Balance of all other Financed Loans serviced by such Servicer or other Servicers for which the reporting of financial information to the Agents is not permitted under their Servicing Agreements shall not exceed 10% of the aggregate outstanding Principal Balance of all Financed Loans.

                  "ERISA" means the U.S. Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

                  "ERISA Affiliate" means (a) any corporation which is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as the Issuer; (b) a trade or business (whether or not incorporated) under common control (within the meaning of Section 414(c) of the Code) with the Issuer or (c) a member of the same affiliated service group (within the meaning of Section 414(m) of the Code) as the Issuer, any corporation described in clause (a) above or any trade or business described in clause (b) above.

                  "Event of Bankruptcy" shall be deemed to have occurred with respect to a Person if either:

                  (a) a case or other proceeding shall be commenced, without the application or consent of such Person, in any court, seeking the liquidation, reorganization, debt arrangement, dissolution, winding up, or composition or readjustment of debts of such Person, the appointment of a trustee, receiver, custodian, liquidator, assignee, sequestrator or the like for such Person or all or substantially all of its assets, or any similar action with respect to such Person under any law relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts, and such case or proceeding shall continue undismissed, or unstayed and in effect, for a period of 60 consecutive days; or an order for relief in respect of such Person shall be entered in an involuntary case under the federal bankruptcy laws or other similar laws now or hereafter in effect; or

                  (b) such Person shall commence a voluntary case or other proceeding under any applicable bankruptcy, insolvency, reorganization, debt arrangement, dissolution or other similar law now or hereafter in effect, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) for, such Person or for any substantial part of its property, or shall make any general assignment for the benefit of creditors, or shall fail to, or admit in writing its inability to, pay its debts generally as they become due, or, if a corporation or similar entity, its board of directors shall vote to implement any of the foregoing.

                  "Event of Default" has the meaning assigned to that term in
         Section 7.01.

                  "Facility Amount" means at any time the aggregate principal amount of outstanding Notes purchased by the Note Purchasers under this Agreement, which amount shall not exceed the Facility Limit.

                  "Facility Limit" means, at any time, $400,000,000 as such amount may be adjusted from time to time pursuant to Section 2.03; provided, however, that at all times on or after the termination of the Revolving Period, the "Facility Limit" shall mean the Facility Amount.

                  "Federal Reimbursement Contracts" means any agreement between any Guarantor and the Secretary of Education providing for the payment by the Secretary of Education of amounts authorized to be paid pursuant to the Higher Education Act, including but not necessarily limited to reimbursement of amounts paid or payable upon defaulted Financed Loans and other student Loans Guaranteed by any Guarantor and federal Interest Subsidy Payments and Special Allowance Payments, if applicable, to holders of qualifying student Loans guaranteed by any Guarantor.

                  "Fee Letter" means that certain letter agreement, dated as of the Closing Date, by and among the Issuer, the DFC Agent and the TRFC Agent, as the same may be amended from time to time.

                  "FFEL Program" means the Federal Family Education Loan Program authorized under the Higher Education Act, including Federal Stafford Loans authorized under Sections 427 and 428 thereof, Federal Supplemental Loans for Students authorized under Section 428A thereof, Federal PLUS Loans authorized under Section 428B thereof,

         Federal Consolidation Loans authorized under Section 428C thereof and Unsubsidized Stafford Loans authorized under Section 428H thereof.

                  "Financed Loans" means any Eligible Loans purchased by the Issuer from a Seller pursuant to a Sale and Purchase Agreement and financed with the proceeds of Note Purchases under this Agreement.

                  "Fitch" means Fitch IBCA, Inc. (or its predecessor or successors in interest) if and so long as it has rated and is continuing to rate the CP of any Conduit Note Purchaser.

                  "GAAP" means generally accepted accounting principles as in effect from time to time in the United States.

                  "Governmental Authority" means the United States of America, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

                  "Grant" or "Granted" means to pledge, create and grant a first priority perfected security interest in and with regard to property free and clear of all Adverse Claims. A Grant of Financed Loans, other assets or of any other agreement includes all rights, powers and options(but none of the obligations) of the granting party thereunder.

                  "Guarantee" or "Guaranteed" means, with respect to a Student Loan, the insurance or guarantee by the Guarantor, in accordance with the terms and conditions of the Guarantee Agreement, of at least the minimum required by law of the principal of the Student Loan and the coverage of the Student Loan by the Federal Reimbursement Contracts providing, among other things, for reimbursement to the Guarantor for losses incurred by it on defaulted Student Loans insured or guaranteed by the Guarantor up to the minimum required by law of such losses.

                  "Guarantee Agreements" means the Federal Reimbursement Contracts, the Trustee Guarantee Agreement and any other similar guarantee or agreement issued by a Guarantor to the Trustee, which pertain to Student Loans.

                  "Guarantee Program" means the Guarantor's student Loan guarantee program pursuant to which the Guarantor guarantees or insures Student Loans.

                  "Guaranteed Loan" means an Eligible Loan which is Guaranteed.

                  "Guarantor" means any entity authorized to guarantee Student Loans under the Higher Education Act and with which the Trustee maintains in effect a Guarantee Agreement.

                  "Higher Education Act" means Title IV, Parts B, F and G of the Higher Education Act of 1965, as amended or supplemented from time to time, and all regulations and guidelines promulgated thereunder.

                  "Holder" means the Person in whose name a Note is registered in the Note Register. The DFC Agent and TRFC shall be the initial Holders.

                  "Indemnified Amounts" has the meaning assigned to that term in
         Article IX.

                  "Independent Director" means a Person who (a) is not a stockholder or other securityholder (whether direct, indirect or beneficial), customer or supplier of the Issuer or any of its Affiliates; (b) is not a director, officer, employee, former employee, Affiliate, member, manager or associate of the Issuer or any of its Affiliates (other than in its capacity as the Independent Director for the Issuer or any of its Affiliates); (c) is not related to any Person referred to in clauses (a) or (b); and (d) is not a trustee, conservator or receiver for the Issuer or any of its Affiliates (other than in its capacity as Independent Director for the Issuer or any of its Affiliates).

                  "Interest Period" means a (a) period of one month, commencing on the second Business Day of each calendar month and ending on (but excluding) the second Business Day of the immediately succeeding calendar month or (b) such other period as may be agreed on from time to time by the Issuer and the Required Note Purchasers. At no time may there be more than one Interest Period outstanding, unless otherwise approved by the Required Note Purchasers.

                  "Interest Rate" means, (a) with respect to a Regular Note Purchase, the Regular Interest Rate and (b) with respect to a Liquidity Note Purchase, the applicable Liquidity Interest Rate; provided, however, that while any Event of Default shall have occurred and be continuing, the Issuer shall pay interest (after as well as before entry of judgment thereon to the extent permitted by law) on the principal amount of all outstanding Note Purchases and other Obligations, at a rate per annum which is equal to the Alternate Rate plus 2.0%.

                  "Interest Subsidy Payments" means the interest subsidy payments on Student Loans received from the Secretary of Education pursuant to Section 428 of the Higher Education Act or similar payments authorized by federal law or regulations.

                  "Investment" means, with respect to any Person, any direct or indirect loan, advance or investment by such Person in any other Person, whether by means of share purchase, capital contribution, loan or otherwise, excluding commission, travel and similar advances to officers, employees and directors made in the ordinary course of business.

                  "Issuance" means an issuance of Notes by the Issuer to a Holder under this Agreement.

                  "Issuance Date" means, with respect to any Issuance, the date on which such Issuance is funded.

                  "Liabilities" means the sum of (a) the Facility Amount and (b) all accrued Yield and Commitment Fees applicable thereto plus (c) any accrued and unpaid fees, including Custodian Fees, Servicing Fees, Portfolio Administration Fees, Trustee Fees and any other fees payable pursuant to the Transaction Documents or the Liquidity Agreements by the Issuer.

                  "LIBOR" means for any Interest Period, the rate determined as of the second Business Day before the first day of such Interest Period for Eurodollar deposits corresponding to the number of months in such Interest Period which appears on Telerate Page 3750 (as defined in the International Swaps and Derivatives Associations, Inc. 1991 Interest Rate and Currency Definitions) or such other page as may replace Telerate Page 3750. In the event that LIBOR is not so quoted for the length of any particular Interest Period, LIBOR for such Interest Period shall be determined by the Administrative Agent using an interpolated rate for LIBOR.

                  "Liquidity Agreement" means, individually or collectively, (a) the DFC Asset Purchase Agreement, (b) the TRFC Funding Agreement and
         (c) any other such agreement entered into among DFC, TRFC or other Conduit Purchaser, the DFC Agent or TRFC Agent, and any Person providing liquidity or credit support for the CP issued to finance the Financed Loans.

                  "Liquidity Interest Rate" means the yield to be paid on Liquidity Note Purchases. The Liquidity Interest Rate shall be equal to either (a) LIBOR + 1.00% or (b) the Alternate Rate, as selected in accordance with Section 2.02; provided, however, that if (i) LIBOR cannot be determined, or (ii) it shall become unlawful for the applicable Liquidity Note Purchaser to obtain funds in the London interbank market to fund or maintain its interest in a Note, or (iii) an Agent advises the Issuer that a Note Interest Rate based on LIBOR will not adequately and fairly reflect the cost to the related Liquidity Note Purchaser of funding a Note based on LIBOR, then the Liquidity Interest Rate shall be the Alternate Rate.

                  "Liquidity Note Purchases" means Note Purchases made by or on behalf of the Liquidity Providers, or by TRFC in the event TRFC does not obtain funds to purchase financial assets from the issuance of CP but instead obtains such funds from a Liquidity Provider.

                  "Liquidity Note Purchasers" means Note Purchasers who are Liquidity Providers, or TRFC in the event TRFC does not obtain funds to purchase financial assets from the issuance of CP but instead obtains such funds from a Liquidity Provider.

                  "Liquidity Provider" means, collectively, one or more financial institutions having a short-term unsecured debt rating of at least "A-1"/"P-1" by S&P and Moody's, respectively, and which are now or hereafter parties to a Liquidity Agreement.

                  "Liquidity Termination Event" means the occurrence of any of the following events: (a) any Liquidity Provider then providing liquidity to a Conduit Note Purchaser has its rating lowered below "A-1" by S&P or "P-1" by Moody's, unless a replacement Liquidity Provider having ratings of at least "A-1" from S&P and "P-1" by Moody's is substituted within 30 days of such downgrade, (b) any Liquidity Provider shall fail to honor any of its payment obligations under the related Liquidity Agreement unless such payment obligations are otherwise satisfied by the related Agent, Conduit Note Purchaser or another financial institution, (c) any Liquidity Agreement shall cease for any reason to be in full force and effect or be declared null and void and such Liquidity Agreement is not replaced or (d) 60 days after written notice has been received by the Issuer stating that a consolidation of DFC and J.P. Morgan & Co. Incorporated has occurred.

                  "Loan Valuation Percentage" as determined pursuant to the Valuation Agreement by the Valuation Agent means (a) (i) the present value of the Net Revenues (using the Portfolio Characteristics and the Valuation Report Assumptions) divided by (ii) the outstanding Principal Balance of Financed Loans, plus (b) 100%.

                  "Margin" means, for each Note Purchaser, the per annum rate agreed to from time to time between the Issuer and each Note Purchaser and set forth in the Fee Letter.

                  "Material Adverse Effect" means a material adverse effect on:

                  (a) the ability of the Issuer to perform its obligations under this Agreement or any other Transaction Document; or

                  (b) the status, existence, perfection, priority or enforceability of the interest in the Pledged Collateral.

                  "Maturity Date" means the specified maturity of each Note Purchase, which, unless otherwise extended by mutual agreement between the Required Note Purchasers and the Issuer, shall be the last day of the applicable Interest Period.

                  "Maximum Note Purchase Percentage" means the rate, stated as a percentage, of the aggregate outstanding amount of the Eligible Loans financed or to be financed, as determined by the Valuation Agent, all as calculated by the Valuation Agent pursuant to Article III of the Valuation Agent Agreement. The Maximum Note Purchase Percentage determined pursuant to any Note Purchase Percentage Calculation Report with respect to any Financed Loans shall remain in effect with respect to such Financed Loans until the Issuance Date immediately following the delivery of the next Valuation Report delivered pursuant to
         Section 6.09.

                  "Minimum Asset Coverage Requirement" means an Asset Coverage Ratio of 100.25%.

                  "Monthly Report" means a report, in substantially the form of Exhibit D, furnished by the Issuer to each Agent, the Valuation Agent and the Note Purchasers.

                  "Moody's" means Moody's Investors Service, Inc. or its successor if and so long as it has rated and is continuing to rate the CP of any Conduit Note Purchaser.

                  "Multiemployer Plan" means a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA which is or was at any time during the current year or the immediately preceding five years contributed to by the Issuer or any ERISA Affiliate on behalf of its employees.

                  "NELNET" means National Education Loan Network, Inc., a Nevada corporation, or its successors and assigns.

                  "Note" means each Note issued by the Issuer to a Holder.

                  "Note Account" has the meaning specified in Section 2.11 hereof.

                  "Note Purchase" means a purchase, including a Rollover Note Purchase, of the Issuer's Notes by the Note Purchasers pursuant to
         Article II.

                  "Note Purchase Percentage Calculation Report" means the report prepared by the Valuation Agent and delivered to the Note Purchasers, each Agent, the Trustee and the Issuer (a) not later than five Business Days prior to each Note Purchase, other than a Rollover Note Purchase, setting forth the Maximum Note Purchase Percentage for the Eligible Loans to be financed with such Note Purchase, and (b) on each Valuation Date, setting forth the Maximum Note Purchase Percentage for the Eligible Loans then financed with Note Purchases, the forms of which are attached as Exhibit A to the Valuation Agreement. The Maximum Note Purchase Percentage determined pursuant to any Note Purchase Percentage Calculation Report with respect to any Financed Loans shall remain in effect with respect to such Financed Loans until the Issuance Date immediately following the delivery of the next Valuation Report delivered pursuant to Section 6.09.

                  "Note Purchasers" means DFC, TRFC, and their respective Liquidity Providers, and their respective successors and assigns (subject to Section 10.04 hereof). DFC and the DFC Liquidity Providers shall purchase their Notes and otherwise act through the DFC Agent and the TRFC Liquidity Providers shall purchase their Notes and otherwise act through TRFC.

                  "Note Register" has the meaning set forth in Section 3.05(a).

                  "Note Registrar" has the meaning set forth in Section 3.05(a).

                  "Obligations" means all present and future indebtedness and other liabilities and obligations (howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, or due or to become due) of the Issuer to the Agents or the Note Purchasers, the Trustee and/or any other Person, arising under or in connection with this Agreement or any other Transaction Document or the transactions contemplated hereby or thereby and shall include, without limitation, all liability for principal of and interest on the Note Purchases, any break funding costs attributable to CP Notes of the Conduit Note Purchasers or funding by the Liquidity Purchaser occurring after a prepayment made pursuant Section 6.08, closing fees, unused line fees, audit fees, expense reimbursements, indemnifications, and other amounts due or to become due under the Transaction Documents, including, without limitation, interest, fees and other obligations that accrue after the commencement of an insolvency proceeding (in each case whether or not allowed as a claim in such insolvency proceeding).

                  "Obligor" means a Person obligated to make payments with respect to a Student Loan including the student, Guarantors and the Department.

                  "Outstanding" when used with respect to Notes, means, as of the date of determination, all Notes theretofore authenticated and delivered under this Agreement except,

                  (a) Notes theretofore cancelled by the Note Registrar or delivered to the Note Registrar for cancellation; and

                  (b) Notes for whose payment or repayment money in the necessary amount has been theretofore deposited with the Trustee for the Holders of such Notes; and

                  (c) Notes which have been exchanged for other Notes, or in lieu of which other Notes have been delivered, pursuant to this Agreement.

                  "Outstanding Balance" means, with respect to a Financed Loan on any day, the aggregate amount (including outstanding principal and accrued and unpaid interest) owed by the Obligor thereunder as of the close of business on the prior Business Day.

                  "Permitted Investments" means (a) securities issued or directly and fully guaranteed or insured by the United States government or any agency or instrumentality thereof having maturities of no more than 90 days from the date of acquisition; (b) time deposits and certificates of deposit having maturities of no more than 90 days from the date of acquisition, maintained with or issued by any commercial bank having capital and surplus in excess of $500,000,000 and having a short-term rating not less than "A-1" or the equivalent thereof from S&P and not less than "F-1" or the equivalent thereof from Fitch and not less than "P1" or the equivalent thereof from Moody's;
         (c) repurchase obligations for underlying securities of the types described in clauses (a) or (b) above with a term of not more than ten days and maturing no later than 90 days after the date of acquisition;
         (d) commercial paper (other than CP) maturing within 90 days after the date of acquisition and having a rating of not less than "A-1" or the equivalent thereof from S&P and not less than "F-1" or the equivalent thereof from Fitch and not less than "P1" or the equivalent thereof from Moody's; (e) freely redeemable shares in money market funds having a rating of "AAA-m" or "AAAM-G" from S&P and "AAA" from Fitch and "Aaa" from Moody's; and (f) any other investment approved in writing by the Required Note Purchasers.

                  "Person" means an individual, partnership, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture, government (or any agency or political subdivision thereof) or other entity.

                  "Pledged Collateral" has the meaning specified in Section 2.10 hereof.

                  "PLUS/SLS" means a Student Loan originated under the authority set forth in Section 428A or B (or a predecessor section thereto) of the Higher Education Act and shall include Student Loans designated as "PLUS Loans" or "SLS Loans," as defined, under the Higher Education Act.

                  "Portfolio Administration Fee" means, for each Calculation Period, one-twelfth of a 0.45% per annum fee payable monthly in arrears on the average outstanding principal balance of the Financed Loans during such Calculation Period and paid to the Portfolio Administrator.

                  "Portfolio Administrator" means NELNET or its successors and assigns.

                  "Principal Balance" means, with respect to any Student Loan, any Financed Loan and any specified date, the original principal amount of such Student Loan or Financed Loan, plus capitalized interest thereon, if any, minus prior payments of principal by or on behalf of the Obligor of such Student Loan or Financed Loan as of such date.

                  "Proprietary Institution" means a for-profit vocational school, including a proprietary institution.

                  "Proprietary Loan" means a Loan made to or for the benefit of a student attending a Proprietary Institution.

                  "Pro Rata Share" means with respect to any Note Purchaser at any time, a fraction (expressed as a percentage) the numerator of which is the Aggregate Note Balance attributable to such Note Purchaser and/or the Liquidity Note Purchasers (or an Agent or other Note Purchaser on its behalf), and the denominator of which is the Aggregate Note Balance. As of the date of this Agreement, the Pro Rata Share of the DFC Agent shall be 62.5% and the Pro Rata Share of TRFC shall be 37.5%.

                  "Records" means all documents, books, records, Student Loan Notes and other information (including without limitation, computer programs, tapes, disks, punch cards, data processing software and related property and rights) maintained with respect to Financed Loans or otherwise in respect of the Pledged Collateral.

                  "Regular Interest Rate" means, with respect to any Note on any date during an Interest Period, a rate of interest equal to the per annum rate (expressed as a percentage and an interest yield equivalent and calculated on the basis of a 360-day year) equivalent to the sum of the Margin plus the weighted average of the per annum rates paid or payable by the applicable Note Purchaser from time to time as interest on or otherwise in respect of the CP issued by such Note Purchaser that is allocated, in whole or in part, by the applicable Agent to fund the purchase or continued funding of such Conduit Note Purchaser's Note (and which may also be allocated in part to the funding of other assets of such Note Purchaser) during such Interest Period as determined by the applicable Agent, which rates shall reflect and give effect to other borrowings by such Note Purchaser, including borrowings to fund small or odd dollar amounts that are not easily accommodated in the commercial paper market to the extent such amounts are allocated, in whole or in part, to such Note by the applicable Agent; provided, that if any component of such rate is a discount rate, in calculating the "Regular Interest Rate" for such day the applicable Agent shall for such component use the rate resulting from converting such discount rate to an interest bearing equivalent rate per annum.

                  "Regular Note Purchases" means Note Purchases made by either DFC, TRFC or other Conduit Note Purchasers.

                  "Regulatory Change" means, relative to any Affected Party:

                  (a) any change after the date of this Agreement in (or the adoption, implementation, change in phase-in or commencement or effectiveness of) any:

                           (i) United States federal or state law or foreign law applicable to such Affected Party;

                           (ii) regulation, interpretation, directive, requirement or request (whether or not having the force of law) applicable to such Affected Party of (A) any court, governmental authority charged with the interpretation or administration of any law referred to in clause (a)(i) or of
                  (B) any fiscal, monetary or other authority having jurisdiction over such Affected Party; or

                           (iii) generally accepted accounting principles or regulatory accounting principles applicable to such Affected Party and affecting the application to such Affected Party of any law, regulation, interpretation, directive, requirement or request referred to in clause (a)(i) or (a)(ii) above; or

                  (b) any change after the date of this Agreement in the application to such Affected Party of any existing law, regulation, interpretation, directive, requirement, request or accounting principles referred to in clause (a)(i), (a)(ii) or (a)(iii) above.

                  "Requested Note Purchase Percentage" means the rate, stated as a percentage, of the aggregate Principal Balance of the Eligible Loans to be financed by a Note Purchase that is requested by the Issuer, not to exceed the Maximum Note Purchase Percentage.

                  "Required Note Purchasers" means (a) prior to any drawing by DFC or TRFC (or the applicable Agent on its behalf) under the applicable Liquidity Agreement, DFC and TRFC, except as otherwise provided in the DFC Asset Purchase Agreement or the TRFC Funding Agreement, (b) subsequent to any drawing by DFC or TRFC (or the applicable Agent on its behalf) under the applicable Liquidity Agreement and written notice to the Issuer of such drawing by the Agent, so long as any amounts are owed under this Agreement to DFC or TRFC, DFC or TRFC, as applicable, and a majority of the Liquidity Providers under the applicable Liquidity Agreement, except as otherwise provided in the DFC Asset Purchase Agreement or the TRFC Funding Agreement, and (c) at all times, each Agent.

                  "Revolving Period" means the period commencing on the Closing Date and terminating on the Termination Date. So long as no Event of Default or an event which with the lapse of time or the giving of notice, or both, would constitute an Event of Default, shall have occurred and be continuing, the Revolving Period may be reinstated at any time prior to the occurrence of the Termination Date with the consent of the Required Note Purchasers.

                  "Rollover Note Purchase" means a Note Purchase the funding of which would not and does not have the effect of increasing the Facility Amount.

                  "S&P" means Standard & Poor's Ratings Services, a division of The McGraw Hill Companies, Inc. (or its predecessor or successors in interest) if and so long as it has rated and is continuing to rate CP of any Note Purchaser.

                  "Sale and Purchase Agreements" means a student loan purchase agreement between the Issuer and a Seller, substantially in the form attached hereto as Exhibit A, for the purchase of Eligible Loans, as the same may be amended from time to time.

                  "Schedule of Purchased Student Loans" means a listing of certain Financed Loans of the Issuer delivered to and held by the Trustee pursuant to Section 6.01(c)(vii) (which Schedule may be in the form of microfiche or computer file or other medium acceptable to the Trustee), as from time to time amended, supplemented, or modified, which Schedule shall be the master list of all Financed Loans then compromising a part of the Pledged Collateral pursuant to this Agreement.

                  "Secretary of Education" or "Secretary" means the Commissioner of Education and the Secretary of the United States Department of Education (who succeeded to the functions of the Commissioner of Education pursuant to the Department of Education Organization Act), or any other officer, board, body, commission or agency succeeding to the functions thereof under the Higher Education Act.

                  "Secured Creditors" means the Trustee, the Note Purchasers and the Agents, solely in their capacity as Agents.

                  "Sellers" means any entity which sells Eligible Loans to the Issuer pursuant to the terms of a Sale and Purchase Agreement; including, but not limited to, NEBHELP, INC., NHELP-I, Inc., Union Bank and Trust Company, NELNET, any Affiliate of NELNET or any other financial institution with which NELNET or any Affiliate of NELNET has a purchase agreement.

                  "Servicer" means, individually or collectively, (a) UNIPAC Service Corporation, (b) Great Lakes Higher Education Servicing Corporation, (c) InTuition, Inc., (d) USA Group Loan Services, Inc. and
         (e) any other organization with which the Issuer has entered into a Servicing Agreement with respect to Eligible Loans, with the prior written approval of the Required Note Purchasers.

                  "Servicer Event of Default" means (a) any Servicer shall fail in any material respect to perform or observe any term, covenant or agreement that is an obligation of such Servicer under a Servicing Agreement (other than as referred to in clause (b) below) and such failure continues unremedied for 10 days after (i) written notice thereof shall have been given by the Issuer or the Trustee to the Issuer or the Servicer or (ii) the Servicer has actual knowledge thereof; (b) any Servicer shall fail to make any payment or deposit to be made by it under a Servicing Agreement when due and such failure shall remain unremedied for three Business Days; (c) any representation or warranty made or deemed to be made by any Servicer (or any of its officers) under or in connection with a

         Servicing Agreement or any information or report delivered pursuant to a Servicing Agreement shall prove to have been false or incorrect in any material respect when made; (d) an Event of Bankruptcy shall have occurred with respect to a Servicer; (e)(i) any litigation (including, without limitation, derivative actions), arbitration proceedings or governmental proceedings not disclosed in writing by the Servicer to the Issuer, the Agents or the Note Purchasers prior to the execution and delivery of this Agreement is pending against a Servicer or any of its Affiliates at the time of execution hereof, or (ii) any material development has occurred in any such litigation or proceedings so disclosed, or (iii) any litigation, governmental proceeding, arbitration proceeding or other event has occurred since the date of execution hereof which in the case of clause (i), (ii) or (iii), in the opinion of the Required Note Purchasers, has a material adverse effect on the ability of such Servicer to perform its obligations under a Servicing Agreement.

                  "Servicing Agreement" means, individually or collectively, (a) the Servicing Agreement dated as of September 16,1999, between the Issuer and UNIPAC Service Corporation, (b) the Servicing Agreement dated as of September 16, 1999, between Great Lakes Higher Education Servicing Corporation and the Issuer and (c)with the prior written consent of the Required Note Purchasers (except for a Servicing Agreement with InTuition, Inc. after receipt of audited financial statements satisfactory to the Required Note Purchasers), any other servicing agreement between the Issuer and any Servicer, as any such agreement may be amended or supplemented from time to time with the prior written consent of the Required Note Purchasers, under which the respective Servicer agrees to administer and collect the Financed Loans.

                  "Servicing Fees" means any fees payable by the Issuer to a Servicer with respect of servicing Financed Loans pursuant to the provisions of a Servicing Agreement, including legal fees and expenses.

                  "Settlement Date" means the second Business Day of each month or such other day as may be agreed to by the Issuer and the Note Purchasers.

                  "Solvent" means, at any time, a condition under which:

                  (a) the fair value and present fair saleable value of such Person's total assets is, on the date of determination, greater than such Person's total liabilities (including contingent and unliquidated liabilities) at such time;

                  (b) the fair value and present fair saleable value of such Person's assets is greater than the amount that will be required to pay such Person's probable liability on its existing debts as they become absolute and matured ("debts," for this purpose, includes all legal liabilities, whether matured or unmatured, liquidated or unliquidated, absolute, fixed, or contingent);

                  (c) such Person is and shall continue to be able to pay all of its liabilities as such liabilities mature; and

                  (d) such Person does not have unreasonably small capital with which to engage in its current and in its anticipated business.

                  For purposes of this definition:

                           (i) the amount of a Person's contingent or unliquidated liabilities at any time shall be that amount which, in light of all the facts and circumstances then existing, represents the amount which can reasonably be expected to become an actual or matured liability;

                           (ii) the "fair value" of an asset shall be the amount which may be realized within a reasonable time either through collection or sale of such asset at its regular market value;

                           (iii) the "regular market value" of an asset shall be the amount which a capable and diligent business person could obtain for such asset from an interested buyer who is willing to purchase such asset under ordinary selling conditions; and

                           (iv) the "present fair saleable value" of an asset means the amount which can be obtained if such asset is sold with reasonable promptness in an arms-length transaction in an existing and not theoretical market.

                  "Special Allowance Payments" means special allowance payments authorized to be made by the Secretary of Education by Section 438 of the Higher Education Act, or similar allowances authorized time to time by federal law or regulation.

                  "Stafford Loan" means a Loan made to an Eligible Borrower designated as such that is made under the Robert T. Stafford Student Loan Program in accordance with the Higher Education Act.

                  "Stock" means all shares, options, general or limited partnership interests, limited liability membership interests, or other equivalents (regardless of how designated), participation or other equivalents (however designated) of or in a corporation, partnership, limited liability company or equivalent entity, whether voting or non-voting, including, without limitation, common stock, warrants, preferred stock, convertible debentures or any other equity security, and all agreements, instruments and documents convertible, in whole or in part, into any one or more of all of the foregoing.

                  "Student Loan" means a Consolidation Loan, a PLUS/SLS Loan, a Stafford Loan or a Proprietary Loan.

                  "Student Loan Notes" means the promissory notes or other writings evidencing the Student Loans.

                  "Termination Date" means the earliest to occur of (a) the second Business Day of September, 2004, (b) such other date as may be agreed in writing by the Required Note Purchasers and the Issuer, (c) the date of termination of the Facility Limit pursuant to Section 2.03,
         (d) the date of the declaration or automatic occurrence of the Termination Date pursuant to Article VII, (e) the date on which all Liquidity Agreements are terminated or expires or (f) the occurrence of any Liquidity Termination Event.

                  "Transaction Documents" means, collectively, this Agreement, each Note, the Valuation Agent Agreement, all Servicing Agreements, all Custodian Agreements, all Sale and Purchase Agreements, all Guarantee Agreements, the Agreement and Acknowledgement and all other instruments, documents and agreements executed in connection with any of the foregoing.

                  "Treasury Regulations" means any regulations promulgated by the Internal Revenue Service interpreting the provisions of the Code.

                  "TRFC" means Three Rivers Funding Corporation and its successors and assigns.

                  "TRFC Account" means Bankers Trust Company, ABA 021001033, To Credit Corporate Trust and Agency Group, Acct. #01419647, Ref: Three Rivers Funding, Attn: Wendy Wong.

                  "TRFC Agent" means Mellon Bank, N.A., and its successors and assigns, in its capacity as agent for TRFC and the TRFC Liquidity Providers pursuant to a TRFC Funding Agreement or any other Liquidity Agreement to which TRFC and the TRFC Agent are parties.

                  "TRFC Funding Agreement" means the Funding Agreement dated as of September 16, 1999, among TRFC, each of the Liquidity Providers named therein and the TRFC Agent, as the same may be amended, restated, supplemented or otherwise modified from time to time thereafter.

                  "TRFC Liquidity Providers" means the Liquidity Providers under the TRFC Funding Agreement or any other Liquidity Agreement as to which TRFC and the TRFC Agent are parties.

                  "TRFC Payment Office" means Bankers Trust Company, ABA 021001033, To Credit Corporate Trust and Agency Group, Acct. #01419647,
         Ref: Three Rivers Funding, Attn: Wendy Wong.

                  "Trigger Rate" means, as to any Guarantor, such Guarantor's default rate as defined in Section 428(c)(1)(B) of the Higher Education Act.

                  "Trust Estate" means all of the Pledged Collateral of the Issuer pledged and assigned to the Trustee for the benefit of the Secured Creditors pursuant to this Agreement.

                  "Trustee" means Norwest Bank Minnesota, National Association, Minneapolis, Minnesota, and its successor or successors and any other corporation which may at any time be substituted in its place pursuant to this Agreement.

                  "Trustee Fees" means the fees, expenses and charges of the Trustee, including legal fees and expenses.

                  "Trustee Guarantee Agreement" means, collectively, the Lender Agreements for Guarantee of Student Loans with Federal Reinsurance between the Trustee and the Nebraska Student Loan Program, Inc. as amended, the Agreement to Guarantee Loans between the Trustee and United Student Aid Funds, as amended, the Lender Participation Agreement between the Trustee and the Colorado Student Loan Program, as amended, the Student Loan Guaranty between the Trustee and Great Lakes Higher Education Guaranty Corporation, as amended, the Lender Agreement for Guarantee of Student Loans with Federal Reinsurance between the Trustee and Education Assistance Corporation, as amended, the Lender Participation Agreement and Contract of Insurance between the Trustee and Kentucky Higher Education Assistance Authority, as amended, the Holder Agreement for Payment on Guarantee of Student Loans with Federal Reinsurance between the Trustee and Educational Credit Management Corporation, as amended, the Agreement to Endorse Loans between the Trustee and Oklahoma Guaranteed Student Loan Program, as amended, the Lender Participation Agreement between the Trustee and Texas
         Guaranteed Student Loan Program, as amended, the Agreement to Guarantee Loans for Secondary Market between the Trustee and Student Loan Guarantee Foundation of Arkansas, Inc., as amended, the Loan Holder Agreement between the Trustee and Georgia Higher Education Assistance Corporation, as amended, the Lender Agreement between the Trustee and Illinois Student Assistance Commission, as amended, the Loan Guarantee Agreement with Lending Institution between the Trustee and New York State Higher Education Services Corporation, as amended, the Lending Institution Participation Agreement and Federal Consolidation Loans Lender Participation Agreement between the Trustee and Florida Department of Education, Office of Student Financial Assistance, as amended, the Agreement with Lender between the Trustee and Connecticut Student Loan Foundation, as amended, the Participation Agreement and Agreement to Guarantee Consolidation Loans between the Trustee and Louisiana Student Financial Assistance Commission, as amended, the Guaranty Loan Agreement between the Trustee and State of New Jersey Higher Education Student Assistance Authority, as amended, the Lender Agreement for Guarantee of Student Loans with Federal Reinsurance and Eligible Holder Agreement between the Trustee and Pennsylvania Higher Education Assistance Agency, as amended, the Memorandum of Understanding between the Trustee and Tennessee Student Assistance Corporation, as amended, the Agreement to Guarantee Loans between the Trustee and the Finance Authority of Maine, as amended and other guarantee or agreement issued by any Guarantor to the Trustee, and any amendment thereto entered into in accordance with the provisions thereof and hereof.

                  "UCC" means the Uniform Commercial Code as from time to time in effect in the specified jurisdiction.

                  "United States" means the United States of America.

                  "Unused Commitment" shall have the meaning set forth in
         Section 2.16.

                  "Valuation Agent" means J.P. Morgan Securities, Inc., or any other entity appointed as Valuation Agent by the Issuer and approved by the Required Note Purchasers, which approval shall not be unreasonably withheld.

                  "Valuation Agent Agreement" means the Valuation Agent Agreement dated as of September 1, 1999, among the Issuer, each Agent, DFC, TRFC and the Valuation Agent and any other valuation agent agreement in the form attached hereto as Exhibit B among the Issuer, DFC, TRFC, each Agent and the Valuation Agent, as any such agreement may be amended or supplemented from time to time with the prior written consent of the Required Note Purchasers.

                  "Valuation Date" means the day either (a) within 30 days after the Valuation Agent's receipt of a written request for a Valuation Report from any of the DFC Agent, the TRFC Agent, DFC, TRFC or the Issuer or (b) not later than the third Business Day preceding the last day of each month through April 30, 2000 and thereafter, but only with the consent of each Agent, not later than the third Business Day preceding each April 30, July 31, October 31 or January 31.

                  "Valuation Report" means a report furnished by the Valuation Agent to each Agent, the Required Note Purchasers, the Trustee and the Issuer pursuant to Section 6.09(a) hereof, the form of which is attached as Exhibit B to the Valuation Agreement.

                  "Yield" means, for each Note and for each Interest Period, the sum of, for each day in such Interest Period,

                  IRT x C/AP

         where:
                  C = the principal amount of such Note on such day;

                  IRT = the Interest Rate in effect with respect to such Note;

                  AP = 360, or if the Interest Rate is computed based on the Alternate Rate, 365/366, as applicable.

         provided, however that (a) no provision of this Agreement shall require the payment or permit the collection of Yield in excess of the maximum permitted by applicable law and (b) Yield shall not be considered paid by any distribution if at any time such distribution is rescinded or otherwise returned by the Required Note Purchasers to the Issuer or any other Person for any reason.

         SECTION 1.02. OTHER TERMS. All accounting terms not specifically defined herein shall be construed in accordance with GAAP. All terms used in
Article 9 of the UCC in the State of New York, and not specifically defined herein, are used herein as defined in such Article 9.

         SECTION 1.03. COMPUTATION OF TIME PERIODS. Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding."

                                   ARTICLE II

                                  THE FACILITY

         SECTION 2.01. NOTE ISSUANCES AND PURCHASES.

                  (a) On the terms and conditions hereinafter set forth, the Note Purchasers, agree to purchase Notes issued by the Issuer in proportion to their respective Pro Rata Shares from time to time up to an aggregate principal amount outstanding at any one time not to exceed the Facility Limit in effect at the time of such Note Purchase; provided that no Note Purchase shall be in an amount less than $8,000,000. In addition to the other terms and conditions hereinafter set forth, under no circumstances shall DFC or TRFC be obligated or committed to make any Note Purchase funded by the issuance of CP (i) unless the amount available for funding to either DFC or TRFC under the applicable Liquidity Agreements from Liquidity Providers rated at least "A-l" and "P-l" by S&P and Moody's, respectively, shall equal or exceed the Aggregate Note Balance, or (ii) if DFC or TRFC, as the case may be, is unable, after making a reasonable effort, to raise funds in the United States commercial paper market to make such Note Purchases. If any Note Purchaser is unable to fund a Note Purchase by the issuance of CP, then said Note Purchaser shall fund its Note Purchase or cause its obligation to be funded pursuant to the terms of its Liquidity Agreement. Within the limits set forth in this Section 2.01 and the other terms and conditions of this Agreement, during the Revolving Period, the Issuer may issue, prepay and reissue Notes under this
         Section 2.01. In addition, the aggregate principal amount of any Note Purchase, which is not a Rollover Note Purchase, during the Revolving Period shall not exceed the result of (x) the aggregate Principal Balance of Eligible Loans to be financed by such Note Purchase, multiplied by (y) the Requested Note Purchase Percentage related thereto. All Notes issued hereunder shall be denominated in and be payable in United States dollars. All then outstanding Notes and other Obligations hereunder shall be due and payable on September 1, 2004 or such earlier date as provided in Article VII hereof.

                  (b)      Each Note Purchaser's obligations under this Section
         2.01 are several and the failure of any Note Purchaser or any Agent (acting on behalf of the related Conduit Note Purchaser and/or Liquidity Note Purchasers, if applicable) to make available its Pro Rata Share of any requested Note Purchase shall not relieve any other Note Purchaser of its obligations hereunder or obligate any other Note Purchaser to honor the obligations of any defaulting Note Purchaser. Notwithstanding anything contained in this Agreement to the contrary, no Note Purchaser shall be obligated or committed to fund any portion of any Note Purchase in excess of its Pro Rata Share thereof.

                  (c)      Each Note shall be issued in the name of a Holder.

                  (d) Each Note Purchase (other than a Rollover Note Purchase) shall be purchased at 100% of the principal amount thereof.

         SECTION 2.02. THE INITIAL NOTE ISSUANCE AND SUBSEQUENT NOTE ISSUANCES.

                  (a) At the request of the Issuer, any Note Purchase made by a Note Purchaser during the Revolving Period, will be made on each Settlement Date (unless otherwise agreed by the Issuer and the Required Note Purchasers), subject to and in accordance with the terms and conditions of Section 2.01 and this Section 2.02. After the Revolving Period and at the request of the Issuer, the Note Purchasers shall make Note Purchases on each Settlement Date (unless otherwise agreed by the Issuer and the Required Note Purchasers), subject to and in accordance with the terms and conditions of Section 2.01 and this Section 2.02, solely to the extent necessary to refinance any maturing Notes.

                  (b) Subject to satisfaction of the conditions precedent set forth in this Agreement and, if the Note Purchase to be made is a Liquidity Note Purchase, to satisfaction of the conditions precedent in the applicable Liquidity Agreement, the Issuer may request a Note Purchase hereunder by giving written notice to each Agent in the form of Exhibit C hereto not later than 1:00 p.m., New York time, at least three Business Days prior to the proposed date of such Issuance. Each such notice shall specify (i) the aggregate amount of such Issuance,
         (ii) the date of such Issuance (which may only be a Settlement Date unless otherwise agreed by the Issuer and the Required Note Purchasers), (iii) if the Note Purchase to be made is a Liquidity Note Purchase, the requested applicable Liquidity Interest Rate for such Issuance and (iv) the Requested Note Purchase Percentage. On the date of such Issuance and no later than 1:00 p.m., New York time, each Conduit Note Purchaser or Liquidity Provider(s), shall, upon satisfaction of the applicable conditions set forth in this Agreement, make available to the Issuer in same day funds, its respective Pro Rata Share of the amount of such Issuance by payment to the account which the Issuer has designated in writing. Unless otherwise agreed by the Required Note Purchasers, the duration of all Interest Periods shall be one (1) calendar month.

                  (c) Except as otherwise provided in Article IX of this Agreement, principal and accrued Yield on the Note Purchases shall be payable solely from the Pledged Collateral and from payments made or owing pursuant to the "Collateral Calls" made in accordance with
         Section 6.12. Any Principal and Yield due or accrued on the Note Purchases on any Settlement Date will be payable to each Note Purchaser based on its Pro Rata Share no later than 1:00 p.m. (New York time) on such Settlement Date in accordance with Section 2.05(c) hereof. Principal of the Notes (net of any Rollover Note Purchases) will be paid on the applicable Maturity Date and may not be prepaid in whole or in part on any day other than the applicable Maturity Date without the consent of the Required Note Purchasers.

                  (d) If as a result of a funding pursuant to a Liquidity Agreement a Liquidity Note Purchaser shall become a Note Purchaser on any day other than the first day of an Interest Period, the Liquidity Interest Rate applicable to such Liquidity Note Purchaser's Note Purchases for the remainder of such Interest Period shall be (i) the Alternate Rate plus 2.0% if such draw is the result of the occurrence of an Event of Default hereunder, or (ii) at the Issuer's discretion,
         (A) the Alternate Rate or (B) the sum of LIBOR plus 1.0% if such draw is not the result of the occurrence of an Event of Default hereunder and provided that the Agents shall be given written notice of such draw request not later than 1:00 p.m., New York time, at least three Business Days prior to the date of such draw, unless otherwise agreed to by the Note Purchasers.

         SECTION 2.03. TERMINATION OR REDUCTION OF THE FACILITY LIMIT. The Issuer may, upon at least 30 days' written notice to the Required Note Purchasers terminate in whole or reduce in part the portion of the Facility Limit that exceeds the outstanding Note Purchases. Any reduction shall be applied pro rata among the Note Purchasers.

         SECTION 2.04. COLLECTION ACCOUNT. On or prior to the date hereof, the Issuer shall establish and maintain, or cause to be established and maintained, the Collection Account. The Collection Account shall be maintained as a segregated trust account in the trust department of the Trustee, and shall be under the sole dominion and control of, and in the name of, the Trustee. Any Collections received by the Issuer, the Trustee, the Student Loan depositaries or co-depositaries, the Custodians, the Sellers or the Servicers, or any agent thereof, as the case may be, are to be transmitted to the Collection Account within two Business Days of receipt. The Issuer shall direct each Servicer, Seller, Custodian, Student Loan depository or co-depositories, or agent thereof, to transmit any collections it receives with respect to the Financed Loans directly to the Trustee for deposit to the Collection Account. Funds on deposit in the Collection Account may be invested from time to time in Permitted Investments in accordance with Section 2.08. The Trustee shall apply funds on deposit in the Collection Account as described in Section 2.05.

         SECTION 2.05. TRANSFERS FROM COLLECTION ACCOUNT.

                  (a) On each date on which any principal or interest is due with respect to the Notes, the Trustee shall promptly apply moneys held in the Collection Account to pay to the Holders, the accrued and unpaid Yield and principal amounts then due and owing. On each date on which other Obligations are owed to the Note Purchasers or the Agents, the Trustee shall promptly apply moneys in the Collection Account to pay to the Holders the obligations then due and owing.

                  (b) Not later than the Calculation Date each month, the Issuer shall direct the Portfolio Administrator to prepare the Monthly Report and shall provide or cause to be provided to the Portfolio Administrator all information necessary or appropriate to accurately prepare such Monthly Report, all calculations, unless otherwise specified, to be made as of the day occurring two business days prior to the Calculation Date (the "Collection Date") for the period from and including the Collection Date occurring in the immediately preceding calendar month, but excluding the current Collection Date (the "Collection Period"), and cause the Portfolio Administrator to forward such Monthly Report to the Trustee, the Valuation Agent and the Required Note Purchasers.

                  (c) The Trustee, on each Settlement Date, shall apply the moneys held by the Trustee in the Collection Account, in the following amounts and priority:

                           (i) pay as directed by the Issuer, an amount equal to the estimated taxes owed by the Issuer that are payable prior to the next Settlement Date and not previously paid, which relate to the net income of the Issuer realized on the Financed Loans and other assets in the Trust Estate, as certified by the Portfolio Administrator;

                           (ii) pay to each Servicer and Custodian an amount equal to the Servicing Fee and Custodian Fee which is accrued and unpaid as of the close of business on the immediately preceding Calculation Period, as certified by the Portfolio Administrator;

                           (iii) pay to the Holders an amount equal to the accrued and unpaid Yield, principal and all other Obligations, net of any Rollover Note Purchases, in each case, due and owing as of such Settlement Date;

                           (iv) pay to (A) each Agent the Commitment Fee and all other fees and expenses of the Agents which are accrued and unpaid as of the close of business on the last day preceding such Settlement Date and (B) the Administrative Agent the Administrative Agent Fee which is accrued and unpaid as of the close of business on the last day preceding such Settlement Date;

                           (v) pay fees and expenses related to the Financed Loans under the Higher Education Act which are accrued and unpaid as of the close of business on the immediately preceding Calculation Period with respect to the Financed Loans (as certified by the Portfolio Administrator or the Issuer);

                           (vi) pay to the Trustee an amount equal to the Trustee Fee which is accrued and unpaid as of the close of business on the immediately preceding Calculation Period;

                           (vii) transfer to the Cash Reserve Account the amount, if any, necessary to restore the Cash Reserve Account to the Aggregate Cash Reserve Requirement;

                           (viii) pay to the Portfolio Administrator the Portfolio Administration Fee which is accrued and unpaid as of the close of business on the current Calculation Period, as certified by the Portfolio Administrator; and

                           (ix) on the Settlement Date immediately following each April 30, July 31, October 31 or January 31, if the Asset Coverage Ratio is greater than 101.25% and any transfer hereunder will not result in an Event of Default or require a Collateral Call pursuant to Section 6.12 in this Agreement, transfer to the Issuer or any other Person as directed by the Issuer (by wire transfer as directed by the Issuer), any amounts calculated pursuant to the provisions of Exhibit E -1 hereto and set forth on a certificate substantially in the form of Exhibit E-2 hereto executed by an authorized officer the forms of which shall not be changed or amended without the prior written consent of the Required Note Purchasers.

                  (d) Any moneys allocated to the payment of Trustee Fees, Commitment Fees, Administrative Agent Fees, Portfolio Administration Fees, Servicing Fees, Custodian

         Fees, principal or accrued Yield on Notes and other Obligations pursuant to this Section 2.05 shall be transferred to the applicable payee, to the extent such Obligations are then due and payable. The Trustee shall make the foregoing transfers in accordance with this
         Section 2.05.

         SECTION 2.06. CASH RESERVE ACCOUNT. On or prior to the date hereof, the Issuer shall establish and maintain, or cause to be established and maintained, the Cash Reserve Account. The Cash Reserve Account shall be maintained in a segregated trust account in the trust department of the Trustee or another commercial bank designated by the Trustee, and shall be under the sole dominion and control of, and in the name of, the Trustee. The Cash Reserve Requirement shall be deposited to the Cash Reserve Account from proceeds of the Initial Issuance and each subsequent Issuance, other than in connection with a Rollover Note Purchase, and additional amounts shall be deposited to the Cash Reserve Account pursuant to Section 2.05(c)(vii) hereof. Funds on deposit in the Cash Reserve Account may be invested from time to time in Permitted Investments in accordance with Section 2.08. The Trustee shall apply funds on deposit in the Cash Reserve Account as described in Section 2.07.

         SECTION 2.07. TRANSFERS FROM THE CASH RESERVE ACCOUNT. To the extent there are insufficient moneys in the Collection Account to pay the following amounts in accordance with the provisions of Section 2.05, the Trustee shall transfer moneys held by the Trustee in the Cash Reserve Account, to the extent available for distribution on the specified day, in the following amounts and priority:

                  (a) on each date on which any principal or Yield is due and owing with respect to any Note, the Trustee shall promptly apply moneys held in the Cash Reserve Account to pay to the Note Purchasers the accrued and unpaid Yield and principal amounts then due and owing; and

                  (b) on any Settlement Date, to the Collection Account for the payment of accrued and unpaid fees and expenses described in
         Section 2.05(c)(i) through (vi).

         SECTION 2.08. MANAGEMENT OF COLLECTION ACCOUNT AND CASH RESERVE
ACCOUNT.

                  (a) All funds held in the Collection Account and the Cash Reserve Account (or any subaccount thereof), including investment earnings thereon, shall be invested at the direction of the Issuer or the Portfolio Administrator in Permitted Investments having a maturity date not later than the next date on which any distributions are to be made from funds on deposit in the Collection Account and/or the Cash Reserve Account; provided, however, that from and after the Termination Date or otherwise upon the occurrence and during the continuance of any Event of Default, the Agents shall have the sole right to restrict the maturities of any investments held in the Collection Account and/or the Cash Reserve Account and to direct the withdrawal of any such investments for the purposes of paying the Obligations, including principal on the Note Purchases. All investment earnings (net of losses) on such Permitted Investments shall be credited to and retained in the Collection Account or the Cash Reserve Account, as the case may be.

                  (b) The Collection Account and the Cash Reserve Account shall be established with a securities intermediary (the "Securities Intermediary") who shall agree with the Trustee (and Norwest Bank Minnesota, National Association, as Securities Intermediary, hereby agrees with the Trustee) that (i) the Collection Account and the Cash Reserve Account shall be securities accounts of the Trustee, (ii) all property credited to Collection Account or the Cash Reserve Account shall be treated as a financial asset, (iii) the Securities Intermediary shall treat the Trustee as entitled to exercise the rights that comprise each financial asset credited to the Collection Account or the Cash Reserve Account, (iv) the Securities Intermediary shall comply with entitlement orders originated by the Trustee without the further consent of any other person or entity, (v) except as otherwise provided in Section 2.08(a), the Securities Intermediary shall not agree to comply with entitlement orders originated by any person or entity other than the Trustee, (vi) the Collection Account, the Cash Reserve Account and all property credited to either such account shall not be subject to any lien, security interest, right of set-off or encumbrance in favor of the Securities Intermediary or anyone claiming through the Securities Intermediary (other than the Trustee), and (vii) such agreement between the Securities Intermediary and the Trustee shall be governed by the laws of the State of Minnesota. Each term used in this Section 2.08(b) and defined in the Minnesota Uniform Commercial Code (the "Minnesota UCC") shall have the meaning set forth in the Minnesota UCC.

         SECTION 2.09. PLEDGED COLLATERAL ASSIGNMENT OF THE TRANSACTION DOCUMENTS. To secure the prompt and complete payment when due of the Obligations and the performance by the Issuer of all of the covenants and obligations to be performed by it pursuant to this Agreement and each other Transaction Document, the Issuer hereby assigns to the Trustee, and Grants to the Trustee a security interest, in each case, for the benefit of the Secured Creditors in accordance with their interests, in all of the Issuer's right and title to and interest in (but not the obligations of) the Transaction Documents. The Issuer confirms and agrees that the Trustee shall have, following an Event of Default, the sole right to enforce the Issuer's rights and remedies under the Transaction Documents with respect to the Pledged Collateral for the benefit of the Secured Creditors, but without any obligation on the part of the Trustee or any other Secured Creditor or any of their respective Affiliates, to perform any of the obligations of the Issuer under the Transaction Documents.

         SECTION 2.10. GRANT OF A SECURITY INTEREST. To secure the prompt and complete payment when due of the Obligations and the performance by the Issuer of all of the covenants and obligations to be performed by it pursuant to this Agreement and each other Transaction Document, the Issuer hereby Grants to the Trustee on behalf of the Secured Creditors (and their respective successors and assigns), a security interest in all of the Issuer's right, title and interest in and to all accounts, general intangibles, instruments, documents, chattel paper, goods, money, investment property, advices of credit, letters of credit, certificates of deposit, deposit accounts and all other property and interests in property, whether tangible or intangible and whether now owned or existing or hereafter arising or acquired and wheresoever located, arising from, consisting of or related to any of the following (collectively, the "Pledged Collateral"):

                  (a)      all Financed Loans;

                  (b) all revenues and recoveries of principal from Financed Loans, including all borrower payments and reimbursements of principal and accrued interest on default claims received from any Guarantor;

                  (c) any other Collections, Permitted Investments, funds and accrued earnings thereon held in the various funds and accounts created under this Agreement, including the Collection Account and the Cash Reserve Account;

                  (d) all rights and remedies (but none of the obligations) under each of the Transaction Documents;

                  (e) all other security interests or liens and property subject thereto from time to time, if any, purporting to secure payment of such Financed Loans, whether pursuant to the contract related to such Financed Loan or otherwise;

                  (f)      all Records relating to such Financed Loans; and

                  (g) all proceeds of any of the foregoing (including, but not by way of limitation, all cash proceeds, accounts, accounts receivables, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and all other forms of obligations and receivables and other liquidated property, which at any time constitutes all or part or are included in the proceeds of any of the foregoing property).

         SECTION 2.11. EVIDENCE OF DEBT. Each Agent shall maintain a Note Account (the "Note Account") on its books in which shall be recorded (a) all Note Purchases owed to each related Note Purchaser by the Issuer pursuant to this Agreement, (b) the outstanding principal amount of Note Purchases then funded by its related Conduit Note Purchaser and Liquidity Provider(s), (c) all payments of principal and Yield made by the Issuer on all such Note Purchases,
(d) the respective percentages of such Note Purchaser's Pro Rata Share of the Facility Limit which each Liquidity Provider is obligated to fund under the applicable Liquidity Agreement and (e) all appropriate debits and credits as provided in this Agreement including, without limitation, all fees, charges, expenses and interest. All entries in each Agent's Note Account shall be made in accordance with such Note Purchaser's customary accounting practices as in effect from time to time. The entries in the Note Account shall be conclusive and binding for all purposes, absent manifest error. Any failure to so record or any errors in doing so shall not, however, limit or otherwise affect the obligation of the Issuer to pay any amount owing with respect to the Notes or any of the other Obligations.

         SECTION 2.12. SPECIAL PROVISIONS GOVERNING NOTE PURCHASES. The Issuer shall indemnify each Note Purchaser, upon written request (which request shall set forth in reasonable detail the basis for requesting such amounts and which shall, absent manifest error, be presumed correct and binding upon all parties hereto), for losses, expenses and liabilities (including, without limitation, any loss (including interest paid) sustained by it in connection with the liquidation or re-employment of funds acquired to fund or maintain the Note Purchases), that such Person may sustain: (a) if for any reason other than an act, default or omission by the Note Purchasers or their Agents (or any of them) an Issuance of Notes does not occur on a date specified therefor; (b) if the Issuer elects, or is required by reason of a breach by the Issuer of this Agreement, to fund any Note Purchase through a Liquidity Note Purchase on a date that is not the last day of the Interest Period applicable to that Note Purchase; or (c) as a consequence of any other default by the Issuer to repay its Note Purchases when required by the terms of this Agreement. Unless otherwise provided herein, the amount specified in the written statement of any Note Purchaser shall be payable on demand after receipt by the Issuer thereof.

         SECTION 2.13. PAYMENTS BY THE ISSUER. All payments to be made by the Issuer shall be made without set-off, recoupment or counterclaim. Except as otherwise expressly provided herein, all payments by the Issuer shall be made
(a) if to TRFC, to the TRFC Account, (b) if to a TRFC Liquidity Provider that is a Liquidity Note Purchaser, to an account designated by such TRFC Liquidity Provider and (c) if to a DFC or a DFC Liquidity Provider, to such Agent for the account of such Note Purchaser at such Agent's Payment Office by 1:00 p.m., New York time, in Dollars. Such payments shall be made in immediately available funds so as to be received by the Note Purchasers no later than 1:00 p.m., New York time, on the date specified herein. Payments shall be applied first against interest amounts then due and unpaid in respect of any Note Purchase, second, after all such interest has been paid in full, against fees then due and unpaid hereunder, and third, after all such interest and fees have been paid in full, against any principal amounts then due and unpaid in respect of any Note Purchase. Any payment which is received by any Note Purchaser later than 1:00 p.m., New York time, shall be deemed to have been received on the following Business Day and any applicable interest or fee shall continue to accrue.

         SECTION 2.14. PAYMENT OF STAMP TAXES, ETC. The Issuer agrees to pay any present or future stamp, mortgage, value-added, court or documentary taxes or any other excise or property taxes, charges or similar levies imposed by any federal, state or local governmental body, agency or instrumentality (hereinafter referred to as "Other Applicable Taxes") relating to this Agreement, any of the other Transaction Documents or any recordings or filings made pursuant hereto and thereto and shall hold the Trustee, each Agent and each Note Purchaser harmless from and against any and all liabilities with respect to or resulting from any delay or omission to pay such Other Applicable Taxes.

         SECTION 2.15. SHARING OF PAYMENTS, ETC. If, other than as expressly provided elsewhere herein, any Note Purchaser shall obtain on account of the Note Purchases owed to it any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) in excess of its Pro Rata Share (or other share contemplated hereunder), such Note Purchaser shall immediately (a) notify the Administrative Agent of such fact, and (b) purchase from the other Note Purchasers such participations made by them as shall be necessary to cause such purchasing Note Purchaser to share the excess payment pro rata (based on the Pro Rata Share of each Note Purchaser) with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from the purchasing Note Purchaser, such purchase shall to that extent be rescinded and each other Note Purchaser shall repay to the purchasing Note Purchaser the purchase price paid therefor, together with an amount equal to such paying Note Purchaser's ratable share (according to the proportion of (i) the amount of such paying Note Purchaser's required repayment to (ii) the total amount so recovered from the purchasing Note Purchaser) of any interest or other amount paid or payable by the purchasing Note Purchaser in respect of the total amount so recovered. The Issuer agrees that any Note Purchaser so purchasing a participation from another Note Purchaser may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Note Purchaser was the direct creditor of the Issuer in the amount of such participation. The Administrative Agent will keep records (which shall be conclusive and binding in the absence of manifest error) of participations purchased under this Section 2.15 and will in each case notify each Agent following any such purchases or repayments.

         SECTION 2.16. YIELD PROTECTION.

                  (a) If any Regulatory Change (including a change to Regulation D under the Securities Exchange Act of 1933, as amended) occurring after the date hereof:

                           (i) shall subject any Affected Party to any tax, duty or other charge with respect to any portion of the Obligations owned or funded by it or with respect to its unused commitment under the applicable Liquidity Agreement (the "Unused Commitment") (other than taxes, duties or charges based on income or gross receipts), or shall change the basis of taxation (other than taxes based on income or gross receipts) of payments to the Affected Party of any yield on or reductions to the Obligations owed to or with respect to the Obligations funded in whole or in part by it or any other amounts due under this Agreement in respect of any portion of the Obligations owned by or funded by it or its obligations or rights, if any, to fund Note Purchases or in respect of its Unused Commitment (except for changes in the rate of tax on the overall net income or gross receipts of such Affected Party imposed by the United States of America, by the jurisdiction in which such Affected Party's principal executive office is located and, if such Affected Party's principal executive office is not in the United States of America, by the jurisdiction where such Affected Party's principal office in the United States is located); or

                           (ii) shall impose, modify or deem applicable any reserve (including, without limitation, any reserve imposed by the Federal Reserve Board, but excluding any reserve included in the determination of yield on the Obligations), special deposit or similar requirement against assets of any Affected Party, deposits or obligations with or for the account of any Affected Party or with or for the account of any Affiliate (or entity deemed by the Federal Reserve Board to be an affiliate) of an Affected Party, or credit extended to any Affected Party; or

                           (iii)    shall change the amount of capital
                  maintained or required or requested or directed to be maintained by any Affected Party;

                           (iv) shall impose any other condition affecting any portion of the Obligations owned or funded in whole or in part by any Affected Party, or its obligations or rights, if any, to pay any portion of the Unused Commitment or to provide funding therefor; or

                           (v) shall change the rate for, or the manner in which the Federal Deposit Insurance Corporation (or any successor thereto) assesses deposit insurance premiums or similar charges;

                  and the result of any of the foregoing is or would be:

                                    (A)      to increase the cost to or to
                           impose a cost on an Affected Party funding or making or maintaining any portion of the Obligations, or any purchases, reinvestments or loans or other extensions of credit under the applicable Liquidity Agreement or any other Transaction Document or any commitment of such Affected Party with respect to the foregoing;

                                    (B)      to reduce the amount of any sum
                           received or receivable by an Affected Party under this Agreement, or under the applicable Liquidity Agreement or any other Transaction Document with respect thereto; or

                                    (C)      in the sole determination of such
                           Affected Party, to reduce the rate of return on the capital of an Affected Party as a consequence of its obligations hereunder or under the applicable Liquidity Agreement or arising in connection herewith to a level below that which the Affected Party could otherwise have achieved;

         then within 30 days after demand by such Affected Party (which demand shall be accompanied by a statement setting forth in reasonable detail the basis of such demand), the Issuer shall pay directly to such Affected Party such additional amount or amounts as will compensate such Affected Party for such additional or increased cost or such reduction; provided such additional amount or amounts shall not be payable with respect to any period in excess of 180 days prior to the date of demand by the Affected Party unless (1) the effect of the Regulatory Change is retroactive by its terms to a period prior to the date of the Regulatory Change, in which case any additional amount or amounts shall be payable for the retroactive period but only if the Affected Party provides its written demand not later than 180 days after the Regulatory Change, or (2) the Affected Party reasonably and in good faith did not believe the Regulatory Change resulted in such an additional or increased cost or such a reduction.

                  (b) Each Affected Party will promptly notify the Issuer and the Required Note Purchasers of any event of which it has actual knowledge which will entitle such Affected Party to any compensation pursuant to this Section 2.16; provided, however, no failure or delay in giving such notification shall adversely affect the rights of any Affected Party to such compensation unless such failure or delay results in a Material Adverse Effect.

                  (c) In determining any amount provided for or referred to in this Section 2.16, an Affected Party may use any reasonable averaging or attribution methods that it (in its sole discretion exercised in good faith) shall deem applicable and which it applies on a consistent basis. Any Affected Party when making a claim under this
         Section 2.16 shall submit to the Issuer a statement as to such increased cost or reduced return (including calculation thereof in reasonable detail), which statement shall, in the absence of manifest error, be conclusive and binding upon the Issuer.

                                   ARTICLE III

                                    THE NOTES

         SECTION 3.01. FORM OF NOTES GENERALLY.

                  (a) The Notes shall be in substantially the form set forth in Exhibit H in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Agreement, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution of the Notes.

                  (b)      The Notes shall be printed.

                  (c) The Notes shall be issuable only in registered form and with a maximum principal amount that, when aggregated with the maximum principal amounts of each other Outstanding Note, will equal the Facility Limit.

                  (d) All Notes shall be substantially identical except as to maximum denomination and except as may otherwise be provided in or pursuant to this Section 3.01.

         SECTION 3.02. SECURITIES LEGEND. Each Note issued hereunder will contain the following legend limiting sales to "Qualified Institutional Buyers" within the meaning of Rule 144A under the Securities Act:

         THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR REGULATORY AUTHORITY OF ANY STATE. THIS NOTE HAS BEEN OFFERED AND SOLD PRIVATELY. THE HOLDER HEREOF ACKNOWLEDGES THAT THESE SECURITIES ARE "RESTRICTED SECURITIES" THAT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND AGREES FOR THE BENEFIT OF THE ISSUER AND ITS AFFILIATES THAT THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) TO A PERMITTED ASSIGNEE WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR (B) TO A PERMITTED ASSIGNEE PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), OR (C) TO A PERMITTED ASSIGNEE PURSUANT TO

         ANY OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER SECTION 5 OF THE SECURITIES ACT, AND IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION.

         SECTION 3.03. PRIORITY. All Notes issued under this Agreement shall be in all respects equally and ratably entitled to the benefits hereof and secured by the Pledged Collateral without preference, priority or distinction on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Agreement. Payments of Yield on the Notes and all other Obligations shall be made pro rata among all Outstanding Notes based on the amount of interest owed on such Note, without preference or priority of any kind. Payments of principal on the Notes shall be made pro rata among all Outstanding Notes, without preference or priority of any kind.

         SECTION 3.04. EXECUTION, DELIVERY AND DATING.

                  (a) The Notes shall be executed on behalf of the Issuer by any of the Authorized Officers of the Issuer. The signature of any of these officers on the Notes may be manual or facsimile.

                  (b) Notes bearing the manual or facsimile signatures of individuals who were at any time Authorized Officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

                  (c)      Each Note shall be dated the date of its execution.

         SECTION 3.05. REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE, TRANSFER RESTRICTIONS.

                  (a) The Issuer shall cause to be kept a register (the "Note Register") in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Notes and of transfers of the Notes. The Trustee shall serve as "Note Registrar" for the purpose of registering Notes and transfers of the Notes as herein provided.

                  (b) Upon surrender for registration of transfer of any Note at the office or agency of the Issuer to be maintained as provided in Article V(j), the Issuer shall execute and deliver in the name of the designated transferee or transferees, one or more new Notes of any authorized denominations and of a like tenor and aggregate principal amount.

                  (c) At the option of the Holder, Notes may be exchanged for other Notes of like tenor in a maximum principal amount consistent with Section 3.01(c), upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, the Issuer shall execute and deliver the Notes which the Holder making the exchange is entitled to receive.

                  (d) All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Agreement, as the Notes surrendered upon such registration of transfer or exchange.

                  (e) Every Note presented or surrendered for registration of transfer or for exchange shall (if so required by the Issuer or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Note Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing with such signature guaranteed by a commercial bank or trust company, or by a member firm of a national securities exchange, and such other documents as the Trustee may require.

                  (f) No service charge shall be made for any registration of transfer or exchange of Notes, but the Issuer or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 3.05(d) not involving any transfer or in connection with a Rollover Note Purchase.

                  (g) No Holder of a Note shall transfer its Note unless such transfer is made (i) in accordance with (A) Rule 144A under the Securities Act of 1933, as amended, (B) an exemption from registration provided by Rule 144 under the Securities Act of 1933, as amended, (if available) or any other exemption from the registration requirements under Section 5 of the Securities Act of 1933, as amended, provided the Issuer is provided an Opinion of Counsel that such transfer is so exempt, and (C) the registration and qualification requirements (or any applicable exemptions therefrom) under applicable state securities laws and (ii) pursuant to Section 10.04.

         SECTION 3.06. MUTILATED, DESTROYED, LOST AND STOLEN NOTES. If any mutilated Note is surrendered to the Trustee, the Issuer shall execute and deliver in exchange therefor a new Note of like tenor and maximum principal amount and bearing a number not contemporaneously outstanding. If there shall be delivered to the Issuer (a) evidence to the Issuer's satisfaction of the destruction, loss or theft of any Note and (b) such security or indemnity as may be required by them to hold the Issuer and any of its agents harmless, then, in the absence of notice to the Issuer that such Note has been acquired by a bona fide purchaser, the Issuer shall execute and deliver, in lieu of any such destroyed, lost or stolen Note, a new Note of like tenor and principal amount and maximum principal amount and bearing a number not contemporaneously outstanding.

         In case any such mutilated, destroyed, lost or stolen Note has become or is about to become due and payable, the Issuer in its discretion may, instead of issuing a new Note, pay such Note.

         Upon the issuance of any new Note under this Section 3.06, the Issuer may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Note Registrar) connected therewith.

         Every new Note issued pursuant to this Section in lieu of any destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Agreement equally and proportionately with any and all other Notes duly issued hereunder.

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

         SECTION 3.07. PERSONS DEEMED OWNERS. Prior to due presentment of a Note for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name such Note is registered as the owner of such Note for the purpose of receiving payment of principal of and Yield on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and the Issuer, the Trustee nor any agent of the Issuer or the Trustee shall be affected by notice to the contrary.

         SECTION 3.08. CANCELLATION. Subject to Section 3.04(b), all Notes surrendered for payment, prepayment in whole, registration of transfer or exchange shall, if surrendered to any Person other than the Issuer, be delivered to the Issuer and shall be promptly cancelled by the Issuer. Subject to Section 3.04(b), the Issuer may at any time cancel any Notes previously delivered hereunder which the Issuer may have acquired in any manner whatsoever, and may cancel any Notes previously executed hereunder which the Issuer has not issued and sold. No Notes shall be executed and delivered in lieu of or in exchange for any Notes cancelled as provided in this Section, except as expressly permitted by this Agreement. All cancelled Notes held by the Issuer shall be held or destroyed by the Issuer in accordance with its standard retention or disposal policy as in effect at the time.

                                   ARTICLE IV

                          CONDITIONS TO NOTE PURCHASES

         SECTION 4.01. CONDITIONS PRECEDENT TO INITIAL ISSUANCE. The initial Issuance hereunder is subject to the condition precedent that DFC, TRFC or the Agents or all, as the case may be, shall have received on or before the date of such Issuance the items listed in Exhibit K hereto, in form and substance satisfactory to DFC, TRFC or the Agents or all, as the case may be.

         SECTION 4.02. CONDITIONS PRECEDENT TO ALL NOTE PURCHASES. Each Issuance (including the initial Issuance) hereunder shall be subject to the further conditions precedent that:

                  (a) on or prior to the date of such Issuance, the Issuer shall have delivered to each Agent and the Trustee (i) a Note Purchase Percentage Calculation Report from the Valuation Agent, (ii) copies of the relevant Sale and Purchase Agreement (including, upon request, a Schedule of Financed Loans) and (iii) a request for a Note Purchase in the form and at the time required in Section 2.02(b) hereof; and

                  (b) on the date of such Issuance, the following statements shall be true, and the Issuer by accepting the amount of such Issuance shall be deemed to have certified that:

                           (i) the representations and warranties contained in Article V are correct on and as of such day as though made on and as of such date;

                           (ii) no event has occurred and is continuing, or would result from such Issuance, which constitutes an Event of Default or an event which, with the giving of notice or the passage of time, or both, would constitute an Event of Default;

                           (iii) on and as of such day, after giving effect to such Issuance, the Facility Amount would not exceed the Facility Limit;

                           (iv) no law or regulation shall prohibit, and no order, judgment or decree of any federal, state or local court or governmental body, agency or instrumentality shall prohibit or enjoin, the making of such Note Purchases by the Note Purchasers in accordance with the provisions hereof; and

                           (v) the amount of money equal to the Cash Reserve Requirement on such date is deposited in the Cash Reserve Account on such date from the proceeds of such Issuance.

                                    ARTICLE V

                         REPRESENTATIONS AND WARRANTIES

         The Issuer represents and warrants as follows:

                  (a) The Issuer is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and is duly qualified to do business, and is in good standing, in every jurisdiction in which the nature of its business requires it to be so qualified.

                  (b) The execution, delivery and performance by the Issuer of this Agreement and all Transaction Documents to be delivered by it in connection herewith or therewith, including the Issuer's use of the proceeds of Note Purchases, are within the Issuer's organizational powers, have been duly authorized by all necessary organizational action, do not contravene (i) the Issuer's Articles of Incorporation or bylaws, (ii) any law, rule or regulation applicable to the Issuer,
         (iii) any contractual restriction binding on or affecting the Issuer or its property or (iv) any order, writ, judgment, award, injunction or decree binding on or affecting the Issuer or its property, and do not result in or require the creation of any lien, security interest or other charge or encumbrance upon or with respect to any of its properties (other than in favor of the Trustee for the benefit of the Secured Creditors with respect to the Pledged Collateral); and no transaction contemplated hereby or by the other Transaction Documents to which it is a party requires compliance with any bulk sales act or similar law. This Agreement and the other Transaction Documents to which it is named as a party have each been duly executed and delivered by the Issuer. The Notes have been duly and validly authorized and when executed and paid for in accordance with the terms of this Agreement, will be duly and validly issued and outstanding, and will be entitled to the benefits of this Agreement.

                  (c) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required for the due execution, delivery and performance by the Issuer of this Agreement or any other Transaction Document to which it is a party, except for the filing of certain UCC financing statements, all of which financing statements have been duly filed and are in full force and effect.

                  (d) This Agreement and each other Transaction Document to which the Issuer is a party constitute the legal, valid and binding obligations of the Issuer enforceable against the Issuer in accordance with their respective terms, subject to (i) applicable bankruptcy, insolvency, moratorium, or other similar laws affecting the rights of creditors and (ii) general principles of equity, whether such enforceability is considered in a proceeding in equity or at law.

                  (e) There is no pending or, to the knowledge of the Issuer, threatened, action or proceeding affecting the Issuer before any court, governmental agency or arbitrator that may materially adversely affect the financial condition of the Issuer or the ability of the Issuer to perform its obligations under each Transaction Document to which it is a party. The Issuer is not in default with respect to any order of any court, arbitrator or any other Governmental Authority.

                  (f) No proceeds of any Notes will be used by the Issuer to acquire any security in any transaction which is subject to Section 13 or 14 of the Securities Exchange Act of 1934, as amended.

                  (g) The Pledged Collateral shall, at all times, be owned by the Issuer free and clear of any Adverse Claim except as provided herein, and the Trustee, for the benefit of the Secured Creditors, has a valid and perfected first priority security interest in such Pledged Collateral. No effective financing statement or other instrument similar in effect covering any Pledged Collateral shall at any time be on file in any recording office except such as may be filed in favor of the Trustee relating to this Agreement.

                  (h) As of the close of business on each Business Day, the Facility Amount shall not exceed the Facility Limit on such Business Day.

                  (i) No Valuation Report (to the extent that information contained therein is supplied by the Issuer), information, exhibit, financial statement, document, book, record or report furnished or to be furnished by the Issuer to any Agent or any Required Note Purchaser in connection with this Agreement is or will be inaccurate in any material respect as of the date it is or shall be dated or (except as otherwise disclosed to any Agent or such Required Note Purchaser in writing) as of the date so furnished, and no such document contains or will contain any material misstatement of fact or omits or shall omit to state a material fact necessary to make the statements contained therein not misleading.

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

                  (j) The principal place of business and chief executive office of the Issuer and the office where the Issuer keeps all the Records are located at the address of the Issuer referred to in Section
         10.02 or such other location as the Issuer shall have given notice of to the Required Note Purchasers pursuant to Section 6.10.

                  (k) The Issuer has no trade names, fictitious names, assumed names or "doing business as" names or other names under which it has done or is doing business.

                  (l) The Issuer is Solvent at the time of (and immediately after) each "Note Purchase" and each purchase of Eligible Loans made by the Issuer.

                  (m) The Issuer is not an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

                  (n) The Issuer has directed (or caused to be directed) all Servicers to transmit Collections on the Financed Loans and the other Pledged Collateral to the Trustee for deposit to the Collection Account.

                  (o) All representations and warranties of the Issuer set forth in the Transaction Documents to which it is a party are true and correct in all material respects.

                  (p) To the Issuer's best knowledge, each Student Loan to be financed with the proceeds of any Note Purchase constitutes an Eligible Loan as of the date of such Note Purchase from a Seller pursuant to a Sale and Purchase Agreement.

                  (q) The Issuer and its Affiliates have reviewed the areas within their business and operations which could be adversely affected by, and have developed or are developing a program to address on a timely basis, the risk that certain computer applications used by the Issuer or its Affiliates (or their respective material suppliers or vendors (other than the Department), including, but not limited to, any Servicer and the Valuation Agent) may be unable to recognize or perform properly date-sensitive functions involving dates prior to and after December 31, 1999 (the "Year 2000 Problem"). On the basis of the foregoing, to the best knowledge of the Issuer, the Year 2000 Problem will not have a Material Adverse Effect.

                  (r) The sale of the Notes pursuant to this Agreement will not require the registration of the Notes under the Securities Act of 1933, as amended.

                  (s) The Notes will be characterized as debt for federal income tax purposes.

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                                   ARTICLE VI

                         GENERAL COVENANTS OF THE ISSUER

         SECTION 6.01. GENERAL COVENANTS.

                  (a) COMPLIANCE WITH LAWS; PRESERVATION OF CORPORATE EXISTENCE. The Issuer will comply in all material respects with all applicable laws, rules, regulations and orders and preserve and maintain its legal existence, and will preserve and maintain its rights, franchises, qualifications and privileges in all material respects.

                  (b) SALES, LIENS, ETC. The Issuer will not, (i) except for purposes of serialization, combination, transfer to a Guarantor as may be required or permitted under the Higher Education Act or repurchase pursuant to the terms of a Sale and Purchase Agreement of a Financed Loan, sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Adverse Claim upon or with respect to, any Pledged Collateral or, (ii) except as otherwise provided herein, create or suffer to exist any Adverse Claim upon or with respect to any of the Issuer's assets.

                  (c) GENERAL REPORTING REQUIREMENTS. The Issuer will provide to each Agent the following:

                           (i) as soon as available and in any event within 120 days after the end of each fiscal year of the Issuer, a copy of the balance sheet of the Issuer and the related statements of income, beneficial interest holders' (or securityholders') equity and cash flows for such year, each prepared in accordance with GAAP consistently applied and duly certified by nationally recognized independent certified public accountants selected by the Issuer;

                           (ii) as soon as possible and in any event within five days after the occurrence of each Event of Default and each event which, with the giving of notice or lapse of time or both, would constitute an Event of Default, a statement of the Issuer setting forth details of such Event of Default or event and the action which the Issuer has taken and proposes to take with respect thereto;

                           (iii) promptly following receipt thereof, to the extent requested by any Agent, copies of all financial statements, settlement statements, portfolio and other material reports, notices, disclosures, certificates and other written material delivered or made available to the Issuer by any Person pursuant to the terms of any Transaction Document;

                           (iv) promptly following any Agent's request therefor, such other information respecting the Financed Loans and the other Pledged Collateral or the conditions or operations, financial or otherwise, of the Issuer as any Agent may from time to time reasonably request;

                           (v) with respect to each Guarantor, promptly after receipt thereof as made available to the Issuer after request therefor, copies of any audited financial statements of such Guarantor certified by an independent certified public accounting firm and a written statement setting forth the Trigger Rate of such Guarantor and the source of the Issuer's representation thereof;

                           (vi) with respect to each Servicer and promptly after receipt thereof after a good faith effort to obtain such material is made by the Issuer, (A) copies of any annual audited financial statements of such Servicer, certified by an independent certified public accounting firm; (B) on an annual basis within 10 days after receipt thereof, copies of SAS 70 reports for such Servicer, or, if not available, the annual compliance audit for each Servicer required by Section 428(b)(1)(4) of the Higher Education Act; and (C) to the extent not included in the financial information provided pursuant to clauses (A) and (B) hereof, such Servicer's net dollar loss for the year due to servicing errors;

                           (vii)    upon request, a Schedule of Financed Loans;

                           (viii) as soon as available and in any event within 120 days after the end of each fiscal year of Union Financial Services, Inc., copies of consolidated financial statements for it and its consolidated subsidiaries prepared in accordance with generally accepted accounting principles, duly certified by independent certified public accountants of recognized standing selected by it, including consolidating statements;

                           (ix) promptly after the filing or receiving thereof, copies of all reports and notices with respect to any Reportable Event defined in Article IV of ERISA which the Issuer files under ERISA with the Internal Revenue Service, the Pension Benefit Guarantee Corporation or the U.S. Department of Labor or which the Issuer receives from the Pension Benefit Guarantee Corporation;

                           (x) immediately upon becoming aware of the existence of any Event of Default, a written statement of an Authorized Officer of the Issuer setting forth details of such event and the action that the Issuer proposes to take with respect thereto; and immediately upon becoming aware of any Servicer Event of Default, written notice thereof;

                           (xi) as soon as possible and in any event within three Business Days of the Issuer's actual knowledge thereof, written notice of (A) any litigation, investigation or proceeding which may exist at any time which could have a Material Adverse Effect and (B) any material adverse development in previously disclosed litigation, including in each case, if known to the Issuer, any of the same against a Servicer;

                           (xii) promptly after the occurrence thereof, written notice of changes in the Higher Education Act or any other law of the United States that could have a Material Adverse Effect or could materially and adversely affect (A) the ability of a Servicer to perform its obligations under any Servicing Agreement, or (B) the collectibility or enforceability of a material amount of the Financed Loans, or any

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

                  Guarantee Agreement or Federal Reimbursement Contract with respect to a material amount of Financed Loans; and

                           (xiii) upon request, copies of the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act of 1933, as amended in order to permit compliance with Rule 144A in connection with assignments of Notes.

                  (d) MERGER, ETC. The Issuer will not merge or consolidate with, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions), all or substantially all of its assets (whether now owned or hereafter acquired), or acquire all or substantially all of the assets or capital stock or other ownership interest of any Person, other than, with respect to asset dispositions, in connection herewith.

                  (e) NATURE OF BUSINESS. The Issuer will engage in no business other than (i) purchases and sales of Eligible Loans and (ii) the other transactions permitted or contemplated by this Agreement and its Articles of Incorporation and bylaws as they exist on the Closing Date, or as amended with the consent of the Required Note Purchasers.

                  (f) TRANSACTION DOCUMENTS. The Issuer (i) will take all action necessary to perfect, protect and more fully evidence the ownership interest of the Issuer and the security interest of the Trustee in favor of the Secured Creditors in the Financed Loans and Collections with respect thereto and in the other Pledged Collateral and the Transaction Documents including, without limitation, (A) filing and maintaining effective financing statements (Form UCC-1) in all necessary or appropriate filing offices, (B) filing continuation statements, amendments or assignments with respect thereto in such filing offices and (C) executing or causing to be executed such other instruments or notices as may be necessary or appropriate and (ii) will take all additional action to perfect, protect and fully evidence the security interest of the Trustee, for the benefit of the Secured Creditors, in the Financed Loans and other Pledged Collateral related thereto.

                  (g) MAINTENANCE OF SEPARATE EXISTENCE. The Issuer will do all things necessary to maintain its existence as a Nevada corporation separate and apart from all Affiliates of the Issuer, including, without limitation, (i) practicing and adhering to corporate formalities, such as maintaining appropriate books and records; (ii) maintaining a Person who is an Independent Director;
         (iii) owning or leasing pursuant to written leases all office furniture and equipment necessary to operate its business; (iv) refraining from
         (A) guaranteeing or otherwise becoming liable for any obligations of any of its Affiliates, (B) having obligations guaranteed by its Affiliates, (C) holding itself out as responsible for debts of any of its Affiliates or for decisions or actions with respect to the affairs of any of its Affiliates, and (D) being directly or indirectly named as a direct or contingent beneficiary or loss payee on any insurance policy of any Affiliate; (v) maintaining all of its deposit and other bank accounts and all of its assets separate from those of any other Person; (vi) maintaining all of its financial records separate and apart from those of any other Person; (vii) compensating all its employees, officers, directors, consultants and agents for services provided to it by such Persons, or reimbursing any of its Affiliates in respect of services provided to it by employees, officers, directors, consultants and agents of such Affiliate, out of its own funds; (viii) accounting for and managing all of its liabilities separately from those of any of its Affiliates, including, without limitation, payment directly by the Issuer of all payroll, accounting and other administrative expenses and taxes; (ix) allocating, on an arm's-length basis, all shared operating services, leases and expenses, including, without limitation, those associated with the services of shared consultants and agents and shared computer equipment and software; (x) refraining from paying dividends or making distributions, Loans or other advances to any of its Affiliates more frequently than once during any calendar month and, in each case, as duly authorized by its Directors and in accordance with applicable law; (xi) refraining from filing or otherwise initiating or supporting the filing of a motion in any bankruptcy or other insolvency proceeding involving the Issuer or any other Affiliate of the Issuer to substantively consolidate the assets and liabilities of the Issuer with the assets and liabilities of any such Person or any other Affiliate of the Issuer; (xii) maintaining adequate capitalization in light of its business and purpose; and
         (xiii) conducting all of its business (whether written or oral) solely in its own name.

                  (h) TRANSACTIONS WITH AFFILIATES. The Issuer will not enter into, or be a party to, any transaction with any of its Affiliates, except (i) the transactions permitted or contemplated by this Agreement (including the sale and purchase of Eligible Loans to and from Affiliates) and (ii) other transactions (including, without limitation, the lease of office space or computer equipment or software by the Issuer to or from an Affiliate) (A) in the ordinary course of business, (B) pursuant to the reasonable requirements of the Issuer's business, (C) upon fair and reasonable terms that are no less favorable to the Issuer than could be obtained in a comparable arm's-length transaction with a Person not an Affiliate of the Issuer, and (D) not inconsistent with the factual assumptions set forth in the opinion letter issued as of the Closing Date by Kutak Rock to the Secured Creditors relating to the issues of substantive consolidation.

                  (i) DEBT. Except as provided in the Issuer's Articles of Incorporation, the Issuer will not incur any Debt other than Debt arising hereunder. The Issuer will not make any Investments other than Permitted Investments and purchases of Eligible Loans.

                  (j) EXTENSION OR AMENDMENT OF TRANSACTION DOCUMENTS. Without the written consent of the Required Note Purchasers, the Issuer will not:

                           (i) cancel, terminate, extend, amend, modify or waive (or consent to or approve any of the foregoing) any provision of any Transaction Document;

                           (ii) cancel, terminate, extend, amend, modify or waive (or consent to or approve any of the foregoing) any provision of any Sale and Purchase Agreement, Servicing Agreement, Custodian Agreement, Financed Loan or other instrument, document or agreement included in the Pledged Collateral in any manner that (A) may reduce the amount owing by the Obligor under a Financed

                  Loan, by a Servicer, or defer or extend the date scheduled for the final payment thereof, except for extensions of past-due Financed Loans entered into by a Servicer in accordance with the Higher Education Act in order to maximize Collections thereof, or (B) may permit or result in the release of any portion of the Pledged Collateral;

                           (iii) take or consent to any other action that may impair the rights of any Secured Creditor to any Pledged Collateral or modify, in a manner adverse to any Secured Creditor, the right of such Secured Creditor to demand or receive payment under any of the Transaction Documents; or

                           (iv) take or consent to any other action that may impair the interests of the Issuer or its assignees to any Pledged Collateral or modify, in a manner adverse to the Issuer or its assignees, the right of the Issuer and its assignees to demand or receive payment under any of the Transaction Documents.

                  (k) ERISA. The Issuer will hot adopt, maintain, contribute to or incur or assume any legal obligation with respect to any Benefit Plan or Multiemployer Plan or permit any of its ERISA Affiliates to do any of the foregoing.

                  (l) SERVICERS. The Issuer will not permit any Person other than the Servicer to collect, service or administer the Financed Loans.

                  (m) ELIGIBLE LOANS NOT ORIGINATED BY SELLERS. The Issuer shall not purchase from a Seller pursuant to a Sale and Purchase Agreement any Eligible Loan that was originated by a Person other than the applicable Seller unless the Issuer shall have taken (or caused to be taken) all steps reasonably necessary to ensure that (i) after giving effect to such purchase, the Issuer shall have acquired all legal and beneficial ownership in such Financed Loan, free and clear of any Adverse Claim and (ii) that the Person that originated such Eligible Loan (and any transferee thereof other than the Seller) shall have received reasonable equivalent value for the transfer of such Eligible Loan made by it.

         SECTION 6.02. ACQUISITION, COLLECTION AND ASSIGNMENT OF STUDENT LOANS. The Issuer shall acquire only Eligible Loans (or beneficial interests therein) with proceeds of the Note Purchases and shall diligently cause to be collected all principal and interest payments on all the Financed Loans and all sums to which the Issuer or Trustee is entitled pursuant to any Sale and Purchase Agreement, and all grants, subsidies, donations, Special Allowance Payments and all defaulted payments Guaranteed by any Guarantor which relate to such Financed Loans. The Issuer shall also make, or cause to be made by Sellers or Servicers or Trustees, every effort to collect the Issuer's or such Seller's or Servicer's or Trustee's claims for payment from the Secretary of Education or any Guarantor as soon as possible, of all payments related to such Financed Loans. The Issuer will assign or direct the assignment of such Financed Loans for payment of guarantee benefits as required by applicable law and regulations. The Issuer will comply with all United States and state statutes, rules and regulations and any Guarantor's rules and regulations which apply to such Financed Loans.

         SECTION 6.03. ENFORCEMENT OF FINANCED LOANS. The Issuer shall cause to be diligently enforced and taken all steps, actions and proceedings reasonably necessary for the enforcement of all terms, covenants and conditions of all Financed Loans and agreements in connection therewith, including the prompt payment of all principal and interest payments and all other amounts due the Issuer and Trustee, as applicable thereunder. The Issuer shall not permit the release of the obligations of any Eligible Borrower under any Financed Loan and shall at all times, to the extent permitted by law, cause to be defended, enforced, preserved and protected the rights and privileges of the Issuer, the Trustee and the Note Purchasers under or with respect to each Financed Loan and agreement in connection therewith. The Issuer shall not consent or agree to or permit any amendment or modification of any Financed Loan or agreement in connection therewith which will in any manner materially adversely affect the rights or security of the Trustee or the Note Purchasers (with respect to the rights of the Note Purchasers, without the approval of the Required Note Purchasers, which approval shall not be unreasonably withheld). Nothing in this Agreement shall be construed to prevent the Issuer and Trustee, as applicable, from settling a default or curing a delinquency on any Financed Loan on such terms as shall be permitted by law.

         SECTION 6.04. ENFORCEMENT OF SERVICING AGREEMENTS. The Issuer shall cause to be diligently enforced and taken all reasonable steps, actions and proceedings necessary for the enforcement of all terms, covenants and conditions of all Servicing Agreements, including the prompt payment of all principal and interest payments and all other amounts due the Issuer or Trustee, as applicable, thereunder, including all grants, subsidies, donations, Special Allowance Payments and all defaulted payments Guaranteed by any Guarantor and/or by the Secretary of Education which relate to any Financed Loans. The Issuer shall not permit the release of the obligations of any Servicer under any Servicing Agreement and shall at all times, to the extent permitted by law, cause to be defended, enforced, preserved and protected the rights and privileges of the Issuer and of the Trustee under or with respect to each Servicing Agreement. The Issuer shall not consent or agree to or permit any amendment or modification of any Servicing Agreement which will in any manner materially adversely affect the rights or security of the Trustee or the Note Purchasers, without the written consent of the Required Note Purchasers, except
(a) as required by the Higher Education Act, (b) solely for the purpose of extending the term thereof or adding to the Financed Loans serviced thereunder Eligible Loans financed under an indenture or similar agreement other than this Agreement and/or (c) in any other manner, if such modification, amendment or supplement so made without the prior written consent of the Required Note Purchasers shall not be effective with respect to the servicing of Financed Loans; provided, however, that the Required Note Purchasers shall respond as promptly as may be practicable after receipt by the Required Note Purchasers of a request of the Issuer for the Required Note Purchasers' consent to any modification, amendment or supplement of, or any waiver with respect to, any provision of any Servicing Agreement.

         SECTION 6.05. ADMINISTRATION AND COLLECTION OF FINANCED LOANS. All Financed Loans shall be administered and collected either by the Issuer or by a Servicer in a competent, diligent and orderly fashion and in accordance with all requirements of the Higher Education Act, the Secretary of Education, this Agreement, the Federal Reinsurance Agreements, the Trustee Guarantee Agreement and any other guarantee agreement issued by any Guarantor to the Trustee.

         SECTION 6.06. AMENDMENT OF FORM OF SALE AND PURCHASE AGREEMENT. The Issuer shall notify the Trustee, the Required Note Purchasers in writing of any proposed material amendments to the form of Sale and Purchase Agreement. No such amendment shall become effective unless and until the Required Note Purchasers consent in writing thereto (which consent shall not be unreasonably withheld).

         SECTION 6.07. CUSTODIAN. Each Custodian shall hold the Student Loan Notes in a safe and secure manner for purposes of perfecting the security interest in and lien on such Financed Loans as herein provided. The Student Loan Notes shall be held in a limited access vault facility with a two-hour fire rating and shall be assigned a designation which is distinct from other promissory notes held to secure any other financings of the Issuer, if any, for which the Trustee acts in a fiduciary capacity.

         SECTION 6.08. PREPAYMENTS AND REFINANCING. The Issuer or its Affiliates may in the future, upon 30 days' prior written notice to the Agents, enter into any agreements pursuant to which the Issuer or an Affiliate may borrow moneys thereunder, and pledge Financed Loans or its interest therein (previously pledged hereunder) to secure the same, or sell Financed Loans or its interest therein (previously pledged hereunder), none of which agreements constitute or will constitute an Adverse Claim on the Financed Loans continuing to be Pledged Collateral, as long as at the time of any such pledge or sale, the conditions set forth in the following sentence shall be satisfied. If and to the extent the Issuer or an Affiliate so borrows money or sells Financed Loans or its interest therein, upon either (a) payment in full of, or (b) deposit of cash into a segregated account maintained with the Trustee for the sole benefit of the Note Purchasers, and in which the Trustee is granted a valid and perfected first priority security interest for the benefit of the Secured Creditors subject to no other lien, claim or encumbrance, an amount equal to, all Note Purchases and other Obligations relating to such Financed Loans and the Trust Estate or any interest therein affected by such action (together with all accrued and unpaid Yield thereon together with all Yield which would accrue through the end of the related Interest Periods) such Financed Loans shall no longer be security for the Note Purchases. Notwithstanding anything to the contrary contained herein, without the prior written consent of the Required Note Purchasers, in no event shall any such payment to the Note Purchasers occur (i) if, after giving effect to such repayment and the release of the Trustee's security interest in or removal from the Pledged Collateral of the Related Financed Loans, an Event of Default (or an event that with the passage of time or the giving of notice, or both, would constitute an Event of Default) or the requirements giving rise to a collateral call under any provision of this Agreement would exist or result therefrom, and (ii) on a day other than the first Business Day of a calendar month.

          SECTION 6.09. PERIODIC REPORTING.

                  (a) The Issuer will cause the Valuation Agent to deliver to each Agent and the Trustee:

                           (i) not later than each Valuation Date, a Valuation Report setting forth the Aggregate Market Value, the Liabilities and the Asset Coverage Ratio; and

                           (ii) not later than five Business Days prior to each Note Purchase, other than a Rollover Note Purchase, a Note Purchase Percentage Calculation Report.

                  (b) The Issuer will cause to be provided to each Agent and the Valuation Agent, (i) not later than each Calculation Date, a summary of each servicer report in the form set forth in Exhibit I setting forth the Portfolio Characteristics (as defined in the Valuation Agreement) of the Financed Loans, all as of the last day of the immediately preceding calendar month and (ii) not later than each Calculation Date, (A) the balances in the Collection Account (including a breakout of principal and interest received with respect to the Financed Loans) and the Cash Reserve Account and (B) the Liabilities, all as of the last day of the immediately preceding calendar month in the form set forth in Exhibit J.

         SECTION 6.10. UCC MATTERS; PROTECTION AND PERFECTION OF PLEDGED COLLATERAL; DELIVERY OF DOCUMENTS. The Issuer will keep its principal place of business and chief executive office, and the office where it keeps the Records, at the address of the Issuer referred to in Article V(j) or, upon 30 days' prior written notice to the Trustee and the Agents, at such other locations within the United States where all actions reasonably requested by any Agent to protect and perfect the interest of the Issuer and the Secured Creditors in the Pledged Collateral have been taken and completed. The Issuer will not make any change to its name or use any tradenames, fictitious names, assumed names, "doing business as" names or other names, unless prior to the effective date of any such name change or use, the Issuer delivers to each Agent such executed financing statements as any Agent may request to reflect such name change or use, together with such other documents and instruments as any Agent may request in connection therewith. The Issuer agrees that from time to time, at its expense, it will promptly execute and deliver all further instruments and documents, and take all further action that any Agent may reasonably request in order to perfect, protect or more fully evidence the Trustee's interest in the Pledged Collateral for the benefit of the Secured Creditors, or to enable the Trustee or the Required Note Purchasers to exercise or enforce any of their respective rights hereunder. Without limiting the generality of the foregoing, the Issuer will:
(a) execute and file such financing or continuation statements or, upon the request of any Agent, amendments thereto or assignments thereof, and such other instruments or notices, as may be necessary or appropriate or as any such Agent may request, and (b) mark its master data processing records evidencing such Pledged Collateral with a legend acceptable to each Agent, evidencing that the Trustee, for the benefit of the Secured Creditors, has acquired an interest therein as provided in this Agreement. The Issuer hereby authorizes the Trustee, or any Secured Creditor on behalf of the Issuer, to file one or more financing or continuation statements, and amendments thereto and assignments thereof, relative to all or any of the Pledged Collateral now existing or hereafter arising without the signature of the Issuer where permitted by law. A carbon, photographic or other reproduction of this Agreement or any financing statement covering the Pledged Collateral, or any part thereof shall be sufficient as a financing statement. If the Issuer or the Trustee fails to perform any of its agreements or obligations under this Section 6.10, any Secured Creditor may (but shall not be required to) itself perform, or cause performance of, such agreement or obligation, and the expenses of such Secured Creditor incurred in connection therewith shall be payable by the Issuer upon the such Secured Creditor's demand therefor. For purposes of enabling any such Secured Creditor and the Trustee to exercise their respective rights described in the preceding

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sentence and elsewhere in this Agreement, the Issuer hereby authorizes, and irrevocably grants a power of attorney to, the Secured Creditors, the Trustee and their respective successors and assigns to take any and all steps in the Issuer's name and on behalf of the Issuer necessary or desirable, in the determination of the Secured Creditors or the Trustee, as the case may be, to collect all amounts due under any and all Financed Loans and other Pledged Collateral, including, without limitation, endorsing the Issuer's name on checks and other instruments representing Collections and enforcing such Financed Loans and other Pledged Collateral.

         SECTION 6.11. OBLIGATIONS OF THE ISSUER WITH RESPECT TO PLEDGED COLLATERAL. The Issuer will (a) at its expense, regardless of any exercise by any Secured Creditor of its rights hereunder, timely and fully perform and comply with all provisions, covenants and other promises required to be observed by it under the Transaction Documents included in the Pledged Collateral to the same extent as if Pledged Collateral had not been pledged hereunder and (b) pay when due any taxes, including without limitation, sales and excise taxes, payable in connection with the Pledged Collateral. In no event shall any Secured Creditor have any obligation or liability with respect to any Financed Loans or other instrument document or agreement included in the Pledged Collateral, nor shall any of them be obligated to perform any of the obligations of the Issuer or any of its Affiliates thereunder. The Issuer will timely and fully comply in all respects with each Transaction Document.

         SECTION 6.12. COLLATERAL CALL. The Issuer shall maintain at all times the Minimum Asset Coverage Requirement. If the Issuer is notified by the Valuation Agent that the Asset Coverage Ratio is below the Minimum Asset Coverage Requirement, the Issuer shall deposit cash or Eligible Loans (valued at no greater than the aggregate Principal Balance thereon), within three Business Days, or such other period as agreed to by the Required Note Purchasers in writing, of receipt of notice from the Valuation Agent, in the Collection Account of the Trust Estate the amount specified by the Valuation Agent as necessary to meet the Minimum Asset Coverage Requirement.

         SECTION 6.13. GUARANTOR LIMITATIONS. The Issuer shall not permit any Financed Loan to be guaranteed by any guaranty agency or entity other than (a) those specifically named in the definition of the term "Trustee Guarantee Agreements" in Section 1.01 hereof or (b) any other guaranty agency or entity specifically approved as a Guarantor by each Agent in advance in writing.

                                   ARTICLE VII

                                EVENTS OF DEFAULT

         If any of the following events ("Events of Default") shall occur:

                  (a) the Issuer fails to pay any of its Obligations under this Agreement or any of the other Transaction Documents when such Obligations are due or are declared due and such failure shall remain unremedied for one Business Day; or

                  (b) any representation or warranty made or deemed to be made by the Issuer (or any of its officers) under or in connection with this Agreement or any other

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

         Transaction Document, or other information or report delivered pursuant hereto or thereto shall prove to have been false or incorrect in any material respect when made; or

                  (c) the Issuer shall fail to perform or observe any other term, covenant or agreement contained in any Transaction Document on its part to be performed or observed (other than in Section 6.12 hereof) and any such failure shall remain unremedied for three Business Days after written notice thereof shall have been received; or

                  (d) the Trustee, for the benefit of the Secured Creditors, shall, for any reason, cease to have a valid and perfected first priority security interest in any of the Pledged Collateral; the Issuer shall, for any reason, cease to have a valid and perfected first priority ownership interest in each Financed Loan and Collections with respect thereto; or

                  (e) an Event of Bankruptcy shall have occurred with respect to the Issuer; or

                  (f) entry of a judgment or judgments in the aggregate in excess of $100,000 against the Issuer which are not (i) stayed, bonded, vacated, paid or discharged within 30 days after entry or (ii) fully covered by insurance as to which the insurance carrier has acknowledged coverage to the Issuer in writing within 30 days after entry; or

                  (g) (i) any litigation (including, without limitation, derivative actions), arbitration proceedings or governmental proceedings not disclosed in writing by the Issuer to the Agents, DFC and TRFC prior to the date of execution and delivery of this Agreement is pending against Issuer or Affiliate hereof, (ii) any material development has occurred in any litigation (including, without limitation, derivative actions), arbitration proceedings or governmental proceedings so disclosed, or (iii) any litigation, governmental proceeding, arbitration proceeding or other event has occurred since the date of execution hereof which, in the case of clause (i), (ii) or (iii) in the opinion of the Required Note Purchasers, has a Material Adverse Effect; or

                  (h) the Internal Revenue Service shall file notice of a lien pursuant to Section 6323 of the Internal Revenue Code with regard to any of the assets of the Issuer and such lien shall not have been released within 60 days, or the Pension Benefit Guarantee Corporation shall, or shall indicate its intention to, file notice of a lien pursuant to Section 4068 of the Employee Retirement Income Security Act of 1974 with regard to any of the assets of the Issuer or any of its Affiliates and such lien shall not have been released within 60 days; or

                  (i) a Servicer Event of Default shall have occurred or any Servicing Agreement shall not be in full force and effect for any reason, and, in either case, such Servicer or Servicing Agreement, as the case may be, shall not be replaced by a Servicer or a Servicing Agreement, as the case may be, acceptable to the Required Note Purchasers within 60 days of such, event; provided, however, the foregoing event shall not be an "Event of Default" hereunder if such Servicer Event of Default arises under a Servicing Agreement with a Servicer that is not an Affiliate of the Seller and within the 30 days of the occurrence of such event, all Financed Loans then serviced by such

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

         Servicer are released from the Pledged Collateral in accordance with the terms of this Agreement; or

                  (j) at any time the sum of the aggregate outstanding Principal Balance of all Financed Loans that are Proprietary Loans exceeds 20% of the aggregate outstanding Principal Balance of all Financed Loans; or

                  (k) the Issuer shall fail to perform or observe the covenant set forth in Section 6.12 hereof; or

                  (l) the occurrence of an event or circumstance that has a Material Adverse Effect; or

                  (m) at any time the sum of the aggregate outstanding Principal Balance of Financed Loans serviced by Servicers for which the reporting of financial information to the Agents is not permitted under their Servicing Agreements shall exceed 10% of the aggregate outstanding Principal Balance of all Financed Loans; or

                  (n) at any time the sum of the aggregate outstanding Principal Balance of Financed Loans that are rehabilitated Consolidation Loans exceeds 3% of the aggregate outstanding Principal Balance of all Financed Loans; or

                  (o) after 180 days from any funding under a Liquidity Agreement, one or more Liquidity Note Purchases remain unpaid to the Liquidity Note Purchaser; or

                  (p) information in any of the reports described in Exhibits C, D or E hereof or in the reports described in the Valuation Agent Agreement, shall prove to have been false or incorrect in any material respect and such false or incorrect information shall remain uncorrected for three Business Days after written notice thereof shall have been received;

         then, and in any such event, the Agents may, by notice to the Issuer and the Trustee, declare the Termination Date to have occurred, whereupon all of the Obligations shall become immediately due and payable, except that, in the case of any event described in subsection
         (e) above, the Termination Date shall be deemed to have occurred automatically upon the occurrence of such event and all of the Obligations shall automatically become and be immediately due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Issuer. Upon any such declaration or automatic occurrence, the Trustee and the Required Note Purchasers shall have, in addition to all other rights and remedies under this Agreement or otherwise, all other rights and remedies provided to a secured party under the UCC of the applicable jurisdiction and other applicable laws, which rights shall be cumulative. The rights and remedies of a secured party which may be exercised by the Trustee and/or the Required Note Purchasers pursuant to this Article VII shall include, without limitation, the right, without notice except as specified below, to solicit and accept bids for and sell the Pledged Collateral or any part thereof in one or more parcels at a public or private sale, at any exchange, broker's board or at any of the Trustee's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Trustee or the Required Note Purchasers may deem commercially reasonable. Any sale or transfer by the Trustee and/or the Required Note Purchasers of Financed Loans shall only be made to an Eligible Lender. The Issuer agrees that, to the extent notice of sale shall be required by law, 10 Business Days' notice to the Issuer of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification and that it shall be commercially reasonable for the Trustee to sell the Pledged Collateral to an Eligible Lender on an "as is" basis, without representation or warranty of any kind. The Trustee shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given and may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                                  ARTICLE VIII

                                     TRUSTEE

         SECTION 8.01. ACCEPTANCE OF TRUST. The Trustee hereby accepts the trusts imposed upon it by this Agreement, and agrees to perform said trusts, but only upon and subject to the following terms and conditions:

                  (a)      Except during the continuance of an Event of Default,

                           (i) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Agreement, and no implied covenants or obligations shall be read into this Agreement against the Trustee; and

                           (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement; but in the case of any such certificates or opinions which by any provisions hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform as to form with the requirements of this Agreement and whether or not they contain the statements required under this Agreement.

                  (b) In case an Event of Default has occurred and is continuing, the Trustee, in exercising the rights and powers vested in it by this Agreement, shall use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

                  (c) No provision of this Agreement shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

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

                  (d) Whether or not herein expressly so provided, every provision of this Agreement relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

         SECTION 8.02. TRUSTEE'S RIGHT TO RELIANCE. The Trustee shall be protected in acting upon any notice, resolution, request, consent, order, certificate, report, servicer's report appraisal, opinion or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties. The Trustee may consult with experts and with counsel (who may be counsel for the Issuer or the Trustee), and the opinion of such counsel shall be full and complete authorization and protection in respect of any action taken or suffered, and in respect of any determination made by it hereunder in good faith and in accordance with the opinion of such counsel.

         Whenever in the administration hereof the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering, or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon a certificate signed by an officer of the Issuer, an Agent or the Required Note Purchasers; provided, however, that the Trustee may not delay any action required hereunder after receipt of a certificate because the Trustee has failed to receive such certificate.

         The Trustee shall not be liable for any action taken, suffered, or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it hereby; provided, however, that the Trustee shall be liable for its negligence or willful misconduct in taking such action.

         To the extent otherwise permitted by the terms of this Agreement, the Trustee is authorized, to sell, assign, transfer, convey, or repurchase Financed Loans in accordance with a Issuer, Agent or Note Purchaser request, provided that no such Financed Loan may be sold, assigned, transferred, or conveyed to any Person who is not an Eligible Lender. The Trustee is further authorized to enter into agreements with other Persons, in its capacity as Trustee, in order to carry out or implement the terms and provisions of this Agreement.

         SECTION 8.03. COMPENSATION OF TRUSTEE. The Issuer shall pay to the Trustee from time to time pursuant to Section 2.05(c)(vi) reasonable compensation for all services rendered by it hereunder, as set forth in the letter agreement dated September 10, 1999 and attached as Exhibit F hereto, and also all its reasonable expenses, charges, and other disbursements and those of its attorneys, agents, and employees incurred in and about the administration and execution of the trusts hereby created. The Trustee may not change the amount of its annual compensation without giving the Issuer at least 90 days' written notice prior to the beginning of a calendar year and without the written consent of the Agents, which consent shall not be unreasonably withheld.

         SECTION 8.04. RESIGNATION OF TRUSTEE. The Trustee and any successor to the Trustee may resign and be discharged from the trust created by this Agreement by giving to the Issuer and the Agents notice in writing which notice shall specify the date on which such resignation is to take effect; provided, however, that such resignation shall only take effect on the day specified in such notice if a successor Trustee shall have been appointed pursuant to Section
8.06 hereof (and is qualified to be the Trustee under the requirements of Section 8.06 hereof). If no

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

successor Trustee has been appointed by the date specified or within a period of 90 days from the receipt of the notice by the Issuer and the Agents, whichever period is the longer, the Trustee may (a) appoint a temporary successor Trustee having the qualifications provided in Section 8.06 hereof or (b) request a court of competent jurisdiction to (i) require the Issuer to appoint a successor, as provided in Section 8.06 hereof, within three days of the receipt of citation or notice by the court, or (ii) appoint a Trustee having the qualifications provided in Section 8.06 hereof. In no event may the resignation of the Trustee be effective until a qualified successor Trustee shall have been selected and appointed. In the event a temporary successor Trustee is appointed pursuant to
(a) above, the Issuer may remove such temporary successor Trustee and appoint a successor thereto pursuant to Section 8.06 hereof.

         SECTION 8.05. REMOVAL OF TRUSTEE. The Trustee or any successor Trustee may be removed (a) by the Issuer for cause or upon the sale or other disposition of the Trustee or its trust functions or (b) by the Issuer without cause so long as no Event of Default exists or has existed within the last 90 days, upon payment to the Trustee so removed of all money then due to it hereunder and appointment of a successor thereto by the Issuer and acceptance thereof by said successor.

         In the event a Trustee (or successor Trustee) is removed, by any person or for any reason permitted hereunder, such removal shall not become effective until the successor Trustee has accepted appointment as such.

         SECTION 8.06. SUCCESSOR TRUSTEE. In case at any time the Trustee or any successor Trustee shall resign, be dissolved, cease to be an "eligible lender" as defined in the Higher Education Act, or otherwise shall be disqualified to act or be incapable of acting, or in case control of the Trustee or of any successor Trustee or of its officers shall be taken over by any public officer or officers, a successor Trustee may be appointed by the Issuer by an instrument in writing duly authorized by resolution. In the case of any such appointment by the Issuer of a successor to the Trustee, the Issuer shall forthwith cause notice thereof to the Agents.

         Every successor Trustee appointed by the Issuer shall be a bank or trust company in good standing, organized and doing business under the laws of the United States or of a state therein, which has a reported capital and surplus of not less than $50,000,000, be authorized under the law to exercise corporate trust powers, be subject to supervision or examination by a federal or state authority, and be an Eligible Lender.

         SECTION 8.07. MANNER OF VESTING TITLE IN TRUSTEE. Any successor Trustee appointed hereunder shall execute, acknowledge, and deliver to its predecessor Trustee, and also to the Issuer and the Agents, an instrument accepting such appointment hereunder, and thereupon such successor Trustee, without any further act, deed, or conveyance shall become fully vested with all the estate, properties, rights, powers, trusts, duties, and obligations of its predecessors in trust hereunder (except that the predecessor Trustee shall continue to have the benefits to indemnification hereunder together with the successor Trustee), with like effect as if originally named as Trustee herein; but the Trustee ceasing to act shall nevertheless, on the written request of the Issuer, or an authorized officer of the successor Trustee, execute, acknowledge, and deliver such instruments of conveyance and further assurance and do such other things as may reasonably be required for more fully and certainly vesting and confirming in such successor

Trustee all the right, title, and interest of the Trustee which it succeeds, in and to the Pledged Collateral and such rights, powers, trusts, duties, and obligations, and the Trustee ceasing to act also, upon like request, pay over, assign, and deliver to the successor Trustee any money or other property or rights subject to the lien of this Agreement, including any pledged securities which may then be in its possession. Should any deed or instrument in writing from the Issuer be required by the successor Trustee for more fully and certainly vesting in and confirming to such new Trustee such estate, properties, rights, powers, and duties, any and all such deeds and instruments in writing shall on request be executed, acknowledged and delivered by the Issuer.

         SECTION 8.08. SERVICING AGREEMENT. The Trustee acknowledges the receipt of copies of the Servicing Agreements and Custodian Agreements attached as Exhibit G hereto.

         SECTION 8.09. TRUSTEE COVENANTS WITH RESPECT TO "ELIGIBLE LENDER" STATUS. The Trustee covenants as follows:

                  (a) The Trustee represents and warrants that it satisfies the requirements to be an "eligible lender" as that term is defined in the Higher Education Act and covenants that it will remain an "eligible lender" so long as the Trustee remains Trustee under this Agreement; provided, however, that the Trustee shall have no responsibility or liability hereunder if it fails to remain as an "eligible lender" as a result of the actions or inactions of the Issuer or any Servicer; and

                  (b) The Trustee shall take such actions, but only such actions, with respect to being an "eligible lender" as shall be reasonably requested by the Issuer; such actions do not include taking steps or instituting suits, actions or proceedings necessary or appropriate for the enforcement of all terms, covenants and conditions of all Financed Loans and agreements in connection therewith, including the prompt payment of all principal and interest payments and all other amounts due thereunder, for which the Issuer is solely responsible.

         SECTION 8.10. TRUSTEE'S STATUS AS AN "ELIGIBLE LENDER." For the purposes of this Agreement, all documents, agreements, understandings and arrangements relating to this Agreement that are executed by the Trustee have been executed by the Trustee with the understanding that it may be deemed to be an "eligible lender" under the Higher Education Act. The Issuer hereby acknowledges the fact that the Trustee may be deemed an "eligible lender" under the Higher Education Act and thus may be subject to certain liabilities because of such status and that the Trustee is willing to accept the status of "eligible lender" hereunder as an accommodation to the Issuer, and the Issuer hereby agrees that it will indemnify and hold harmless the Trustee and its officers, directors, employees and agents for any and all liability which may be incurred because of Trustee's status as an "eligible lender" or because of the Trustee's entering into the Agreement or any of the other Transaction Documents that results from the actions or inactions of the Issuer or any Servicer.

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

                                   ARTICLE IX

                                INDEMNIFICATION

         Without limiting any other rights which the Note Purchasers, the Agents, the Trustee or any of their respective Affiliates may have hereunder or under applicable law, and notwithstanding any limitation on recourse to the Issuer set forth in this Agreement or any of the other Transaction Documents or any Liquidity Agreement, the Issuer hereby agrees to indemnify the Note Purchasers, the Agents, the Trustee and each of their respective officers, directors, employees, agents, attorneys-in-fact and Affiliates from and against any and all damages, losses, claims, liabilities and related costs and expenses, including reasonable attorneys' fees and disbursements (all of the foregoing being collectively referred to as "Indemnified Amounts") awarded against or incurred by any of them arising out of or as a result of this Agreement, any Liquidity Agreement or the Pledged Collateral, excluding, however, Indemnified Amounts to the extent resulting from the gross negligence or willful misconduct of the Person seeking indemnification. Without limiting the foregoing, the Issuer shall indemnify the Note Purchasers, the Agents, the Trustee and each of their respective officers, directors, employees, agents, attorneys-in-fact and Affiliates for Indemnified Amounts relating to or resulting from:

                  (a) any Financed Loan treated as or represented by the Issuer to be an Eligible Loan which is not at the applicable time an Eligible Loan;

                  (b) any representation or warranty made or deemed made by the Issuer, a Servicer or any of their respective officers under or in connection with this Agreement or any other Transaction Document, which shall have been false or incorrect when made or deemed made or delivered;

                  (c) the failure by the Issuer or a Servicer to comply with any term, provision or covenant contained in this Agreement or any other Transaction Document, or with any applicable law, rule or regulation with respect to any Pledged Collateral, or the nonconformity of any Financed Loan or any other Pledged Collateral with any such applicable law, rule or regulation;

                  (d) the failure to vest and maintain vested in the Trustee for the benefit of the Secured Creditors or to transfer to the Trustee, a first priority security interest in any of the Pledged Collateral, free and clear of any Adverse Claim (except as otherwise provided herein);

                  (e) the failure to file, or any delay in filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to any Pledged Collateral;

                  (f) any dispute, claim, offset or defense (other than the discharge in bankruptcy of the Obligor) of the Obligor to the payment of any Financed Loan or any Servicer to the payment of any obligation otherwise owing under a Transaction Document (including, without limitation, a defense based on such Financed Loan or obligation or the related Transaction Document not being a legal, valid and binding obligation of such Person enforceable against it in accordance with its terms);

                  (g) any failure of the Issuer to perform its duties or obligations in accordance with the provisions of this Agreement or any other Transaction Document or any failure by the Issuer to perform its respective duties in respect of the Financed Loans;

                  (h) any breach of contract by the Issuer or any claim or action of whatever sort arising out of or in connection with any Transaction Document or the transactions contemplated thereby;

                  (i) the failure to pay when due any taxes, including without limitation, sales, excise or personal property taxes payable in connection with the Pledged Collateral;

                  (j) any repayment by the Note Purchasers of any amount previously distributed in payment of Note Purchases or payment of Yield or any other amount due hereunder, in each case which amount any such Note Purchaser believes in good faith is required to be repaid;

                  (k) the commingling by the Issuer or any of its Affiliates of Collections at any time with other funds;

                  (l) any investigation, litigation or proceeding expressly related to this Agreement, any Liquidity Agreement or any other Transaction Document or the use of proceeds of Note Purchases or the Pledged Collateral or in respect of any Financed Loan;

                  (m) any failure by the Issuer to give reasonably equivalent value to any Seller in consideration for the Financed Loans sold, or deemed to have been sold, to it by such Seller, or any attempt by any Person to void or otherwise avoid any such transaction under any statutory provision or common law or equitable action, including, without limitation, any provision of the Bankruptcy Code; or

                  (n) any failure of the Issuer or any of its agents or representatives to remit to the Trustee, Collections of Financed Loans and other Pledged Collateral remitted to the Issuer or any such agent or representative.

         Any amounts subject to the indemnification provisions of this Article IX shall be paid by the Issuer to the Note Purchasers, the Agents, the Trustee or their respective officers, directors, employees, agents, attorneys-in-fact or Affiliates, as the case may be, for the benefit of the applicable payee, within two Business Days following written demand therefor.

                                    ARTICLE X

                                  MISCELLANEOUS

         SECTION 10.01. AMENDMENTS AND WAIVERS. No amendment or modification of any provision of this Agreement shall be effective without the written agreement of the Issuer, the Required Note Purchasers and, to the extent affected thereby, the Trustee, and no termination or

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

waiver of any provision of this Agreement or consent to any departure therefrom by the Issuer shall be effective without the written concurrence of the Required Note Purchasers. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         SECTION 10.02. NOTICES, ETC. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including telex communication and communication by facsimile copy) and mailed, delivered by nationally recognized overnight courier service, telexed, transmitted or delivered by hand, as to each party hereto, at its address set forth under its name on the signature pages hereof or at such other address as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall be effective, upon receipt, or in the case of (a) notice by mail, five days after being deposited in the United States mails, first-class postage prepaid, (b) notice by telex, when telexed against receipt of answerback, or (c) notice by facsimile copy, when verbal communication of receipt is obtained, except that notices and communications pursuant to Article II shall not be effective until received.

         SECTION 10.03. NO WAIVER; REMEDIES. No failure on the part of the Trustee, the Agents or the Note Purchasers to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         SECTION 10.04. BINDING EFFECT; ASSIGNABILITY. This Agreement shall be binding upon and inure to the benefit of the Issuer, the Note Purchasers, the Agents, the Trustee and their respective successors and permitted assigns (subject to this Section 10.04). This Agreement and the Note Purchasers' rights and obligations hereunder and under the Notes and interest herein and in the Notes shall be assignable in whole or in part (including by way of the sale of participation interests therein or by assignment by an Agent of any of its assigns of the whole or any part of the Commitment) by the Note Purchasers and its successors and assigns; provided, however, that the Note Purchaser shall not transfer or assign its interests in the Notes if immediately after such transfer or assignment, the Notes would be owned by more than 100 persons as described in Treasury Regulation 1.7704-l(h). The Issuer may not assign any of its rights and obligations hereunder and under the Notes or any interest herein and in the Notes without the prior written consent of the Agents. The Note Purchasers and the Agent may not assign any of their rights and obligations hereunder and under the Notes or any interest herein or in the Notes without the prior written consent of the Issuer; provided, however, the Note Purchasers and the Agent may assign their respective rights to any Affiliates, Liquidity Providers, commercial paper conduits administered by an Agent or for whom an Agent acts as referral agent and collateral agents without the consent of the Issuer. The parties to each assignment or participation made pursuant to this
Section 10.04 shall execute and deliver to the applicable Agent and the Administrative Agent for their acceptance and recording in their respective books and records, an assignment or a participation agreement or other transfer instrument reasonably satisfactory in form and substance to the Issuer. Each such assignment or participation shall be effective as of the date specified in the agreement or instrument only after the execution, delivery, acceptance and recording as described in the preceding sentence. The Note Purchasers shall notify the Issuer of any assignment or participation thereof made pursuant to this Section 10.04. Subject to Section 10.11, the Note Purchasers may not, in connection with any assignment or participation or any proposed assignment or participation pursuant to this Section 10.04, disclose to the assignee or participant or proposed assignee or participant any information relating to the Issuer and the Pledged Collateral furnished to the Note Purchasers by or on behalf of the Issuer, without either (a) first obtaining the prior written consent of the Issuer, which consent shall not be unreasonably withheld, or (b) delivering to the Issuer a written agreement signed by the proposed assignee or participant, for the Issuer's benefit and otherwise in form and substance reasonably acceptable to the Issuer pursuant to which the proposed assignee or participant agrees to maintain the confidentiality of the information concerning the Issuer and the Financed Loans that may be provided to it by an Agent or any Note Purchaser.

         SECTION 10.05. SURVIVAL. The rights and remedies with respect to any breach of a representation and warranty made by the Issuer pursuant to Article V and the indemnification and payment provisions of Articles VIII and IX and Sections 2.16,10.08, 10.09, 10.11 and 10.12 shall be continuing and shall survive the termination of this Agreement.

         SECTION 10.06. GOVERNING LAW; SEVERABILITY. This Agreement shall be construed in all respects in accordance with, and governed by the internal laws (as opposed to conflicts of law provisions) of the State of New York. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Agreement.

         SECTION 10.07. GOVERNING LAW; JURY WAIVER. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE INTERESTS OF THE TRUSTEE, FOR THE BENEFIT OF THE SECURED CREDITORS, IN THE COLLATERAL, OR REMEDIES HEREUNDER, IN RESPECT THEREOF, ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. EACH OF THE PARTIES HERETO WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING DIRECTLY OR INDIRECTLY OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREUNDER.

         SECTION 10.08. COSTS, EXPENSES AND TAXES. In addition to the rights of indemnification granted to the Note Purchasers, the Agents, the Trustee and their respective Affiliates under Article IX hereof, and notwithstanding any limitation on recourse set forth herein, the Issuer agrees to pay on demand all reasonable costs and expenses of each Note Purchaser, each Agent and the Trustee incurred in connection with the preparation, execution, delivery, administration (including periodic auditing), or any amendment or modification of, or any waiver or consent issued in connection with, this Agreement, the Liquidity Agreements or any other Transaction Document, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Trustee and each of the Note Purchasers and Agents with respect thereto and with respect to advising the Trustee, the Agents and the Note Purchasers as to their respective rights and remedies hereunder or thereunder, and all costs and expenses, if any (including reasonable counsel fees and expenses), incurred by the Trustee, the Agents or the Note Purchasers in connection with the enforcement of this Agreement, the Liquidity Agreements and the other Transaction Documents.

         SECTION 10.09. RECOURSE AGAINST CERTAIN PARTIES. No recourse under or with respect to any obligation, covenant or agreement (including, without limitation, the payment of any fees or any other obligations) of the Note Purchasers as contained in this Agreement or any other agreement, instrument or document entered into by it pursuant hereto or in connection herewith shall be had against any administrator of any Note Purchasers or any incorporator, affiliate, stockholder, officer, employee or director of any Note Purchasers or of any such administrator, as such, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that the agreements of the Note Purchasers contained in this Agreement and all of the other agreements, instruments and documents entered into by each such Note Purchaser pursuant hereto or in connection herewith are, in each case, solely the corporate obligations of such Note Purchaser, and that no personal liability whatsoever shall attach to or be incurred by any administrator of any Note Purchaser or any incorporator, stockholder, affiliate, officer, employee or director of any Note Purchaser or of any such administrator, as such, or any other them, under or by reason of any of the obligations, covenants or agreements of any such Note Purchaser contained in this Agreement or in any other such instruments, documents or agreements, or which are implied therefrom, and that any and all personal liability of every such administrator of any Note Purchaser and each incorporator, stockholder, affiliate, officer, employee or director of any such Note Purchaser or of any such administrator, or any of them, for breaches by any Note Purchaser of any such obligations, covenants or agreements, which liability may arise either at common law or at equity, by statute or constitution, or otherwise, is hereby expressly waived as a condition of and in consideration for the execution of this Agreement. The provisions of this Section 10.09 shall survive the termination of this Agreement.

         SECTION 10.10. EXECUTION IN COUNTERPARTS; SEVERABILITY; INTEGRATION. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. This Agreement contains the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all prior oral or written understandings.

         SECTION 10.11. CONFIDENTIALITY. The Trustee, each Agent and each of the Note Purchasers each agree to keep confidential and not disclose any non-public information or documents related to the Issuer or any Affiliate of the Issuer delivered or provided to such Person in connection with this Agreement, any other Transaction Document or the transactions contemplated hereby or thereby and which are clearly identified in writing by the Issuer or such Affiliate as being confidential; provided, however, that each of the Trustee and each of the Agents and Note Purchasers may disclose any such information (a) to the extent required or deemed necessary and/or advisable by such Person's counsel in any judicial, regulatory, arbitration or governmental proceeding or under any law, regulation, order, subpoena or decree, (b) to its officers, directors, employees, accountants, auditors and outside counsel, in each case, provided they are informed of the confidentiality thereof and agree to maintain such confidentiality, (c) to or by any liquidity or credit provider for DFC or TRFC, any potential liquidity or credit provider for DFC or TRFC, or any assignee or participant or potential assignee or participant of any liquidity or credit provider for DFC or TRFC, provided they are informed of the confidentiality thereof and agree to maintain such confidentiality, (d) to any assignee, participant, or potential assignee or participant of or with any Note Purchaser, any Agent or the Trustee, provided such Person agrees to be bound by the confidentiality provisions hereof or similar hereto, (e) to bank examiners and any other Person to whom the Trustee, any Agent, any Note Purchaser, any such liquidity or credit support provider or assignee or participant is required by law, regulation, decree or order to make such disclosure, (f) in connection with the enforcement hereof or of any of the other Transaction Documents or any Liquidity Agreement, (g) to any rating agency rating the commercial paper notes of a Note Purchaser, and (h) to such other Persons as may be approved by the Issuer. Notwithstanding the foregoing, the foregoing obligations shall not apply to any such information, documents or portions thereof that: (i) were of public knowledge or literature generally available to the public at the time of such disclosure or (ii) have become part of the public domain by publication or otherwise, other than as a result of the failure of the Trustee, the applicable Note Purchaser, the applicable Agent or any of their respective employees, directors, officers, advisors, accountants, auditors, or legal counsel to preserve the confidentiality thereof.

         SECTION 10.12. NO PROCEEDINGS.

                  (a) Each of the Trustee and the Issuer agrees that it shall not file, or join in the filing of, cooperate with any Person in the filing of, or encourage any Person with respect to the filing of a petition against such Conduit Note Purchaser under the federal bankruptcy laws, or join in the commencement of any bankruptcy, reorganization, arrangement, insolvency, liquidation or other similar proceeding against such Conduit Note Purchaser.

                  (b) Each Note Purchaser and each Agent agrees that it shall not at any time file, or join in the filing of, cooperate with any Person in the filing of, or encourage any Person with respect to the filing of a petition against the Issuer under the federal bankruptcy laws, or join in the commencement of any bankruptcy, reorganization, arrangement, insolvency, liquidation or other similar proceeding against the Issuer.

         SECTION 10.13. SECTION TITLES. The section titles contained in this Agreement shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties.

         SECTION 10.14. ENTIRE AGREEMENT. This Agreement, including all Exhibits, Schedules and other documents attached hereto or incorporated by reference herein, together with the other Transaction Documents constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all other negotiations, understandings and representations, oral or written, with respect to the subject matter hereof.

                                   ARTICLE XI

                                   THE AGENTS

         SECTION 11.01. AUTHORIZATION AND ACTION OF ADMINISTRATIVE AGENT. Each Conduit Note Purchaser and Agent hereby accepts the appointment of and authorizes the Administrative Agent to take such action as agent on behalf of such Conduit Note Purchaser and Agent and to exercise such powers as are delegated to such Administrative Agent by the terms hereof, together with such powers as are reasonably incidental thereto. Except for actions which the Administrative Agent is expressly required to take pursuant to this Agreement, the Administrative Agent shall not be required to take any action which exposes the Administrative Agent to personal liability or which is contrary to applicable law unless the Administrative Agent shall receive further assurances to its satisfaction from the applicable Conduit Note Purchaser or Agent, of the indemnification obligations under Section 11.04 against any and all liability and expense which may be incurred in taking or continuing to take such action. Each Agent agrees to give to each of its respective Note Purchasers prompt notice of each notice and determination and a copy of each certificate and report (if such notice, report, determination, or certificate is not given by the applicable Person to the Note Purchasers) given to it by the Issuer, any Seller, any Servicer, the Valuation Agent, or the Trustee, pursuant to the terms of this Agreement.

         SECTION 11.02. AUTHORIZATION AND ACTION OF AGENTS. Each Conduit Note Purchaser hereby accepts the appointment of and authorizes its related Agent to take such action as agent on its behalf and to exercise such powers as are delegated to such Agent by the terms hereof, together with such powers as are reasonably incidental thereto. Each Agent reserves the right, in its sole discretion, to take any actions and exercise any rights or remedies under this Agreement and any related agreements and documents. Each Agent agrees to give to each of its respective Note Purchasers prompt notice of each notice and determination and a copy of each certificate and report (if such notice, report, determination, or certificate is not given by the applicable Person to the Note Purchasers) given to it by the Issuer, any Seller, any Servicer, the Valuation Agent, or the Trustee, pursuant to the terms of this Agreement. Except for actions which any Agent is expressly required to take pursuant to this Agreement, as the case may be, such Agent shall not be required to take any action which exposes such Agent to personal liability or which is contrary to applicable law unless such Agent shall receive further assurances to its satisfaction from its related Liquidity Provider(s) of the indemnification obligations under Section 11.06 against any and all liability and expense which may be incurred in taking or continuing to take such action.

         SECTION 11.03. AGENCY TERMINATION. Subject to Sections 11.06 and 11.08, the appointment and authority of the Administrative Agent and the Agents hereunder shall terminate upon the payment to (a) each Note Purchaser of all amounts owing to such Note Purchaser hereunder and under the Notes and (b) the Agents and the Administrative Agent of all amounts due hereunder and under the Notes.

         SECTION 11.04. AGENTS' RELIANCE, ETC. Neither the Administrative Agent, the Agents nor any of their respective directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it as Administrative Agent or as Agents under or in connection with this Agreement or any related agreement or document, except for its or their own gross negligence or willful misconduct. Without limiting the foregoing, the Administrative Agent and each Agent: (a) may consult with legal counsel, independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (b) makes no warranty or representation to any Note Purchaser and shall not be responsible to any Note Purchaser for any statements, warranties or representations made by the Issuer, any Seller, any Servicer, any Guarantor, or the Valuation Agent in connection with this Agreement or any other Transaction Document; (c) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or any other Transaction Document on the part of the Issuer, any Servicer, any Seller, any Guarantor or the Valuation Agent or to inspect the property (including the books and records) of the Issuer, any Servicer, any Seller, any Guarantor or the Valuation Agent; (d) shall not be responsible to any Note Purchaser, as the case may be, for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto; and (e) shall incur no liability under or in respect of this Agreement by acting upon any notice (including notice by telephone), consent, certificate or other instrument or writing (which may be by telex) believed by it in good faith to be genuine and signed or sent by the proper party or parties.

         SECTION 11.05. ADMINISTRATIVE AGENT, AGENTS, AND AFFILIATES. The Administrative Agent and each Agent and its Affiliates may generally engage in any kind of business with the Trustee, any Servicer, the Issuer, any Guarantor or any Seller, any of their respective Affiliates and any Person who may do business with or own securities of any Servicer, the Issuer, any Guarantor or any Seller or any of their respective Affiliates, all as if Morgan Guaranty Trust Company of New York were not the Administrative Agent and without any duty to account therefor to the Agents or the Note Purchasers and as if such parties were not Agents and without any duty to account therefor to their respective related Note Purchasers.

         SECTION 11.06. [RESERVED].

         SECTION 11.07. PURCHASE DECISION. Each Note Purchaser acknowledges that it has, independently and without reliance upon its related Agent or the Administrative Agent, and based on such documents and information as it has deemed appropriate, made its own evaluation and decision to enter into this Agreement and to purchase an interest in the Notes. Each Note Purchaser also acknowledges that it will, independently and without reliance upon its related Agent or the Administrative Agent or any of their respective Affiliates, and based on such documents and information as it shall deem appropriate at the time, continue to make its own decisions in taking or not taking action under this Agreement or any related agreement, instrument or other document.

         SECTION 11.08. SUCCESSOR AGENTS. The Administrative Agent or any Agent may resign at any time by giving five days' written notice thereof to each Agent (in the case of the Administrative Agent's resignation) of to the related Conduit Note Purchaser and Liquidity Provider(s) (in the case of an Agent's resignation), as applicable, the Issuer and the Trustee. Upon any such resignation, the Agents or related Note Purchasers, as applicable, shall have the right to appoint a successor Administrative Agent or Agent approved by the Issuer (which approval will not be unreasonably withheld or delayed). If no successor Administrative Agent or

Agent shall have been so appointed and shall have accepted such appointment, within sixty days after the retiring Administrative Agent's or Agent's giving of notice of resignation, then the retiring Administrative Agent or Agent may, on behalf of the Agents or the related Note Purchasers, as applicable, appoint a successor Administrative Agent or Agent. If such successor Administrative Agent or Agent is not an Affiliate of the resigning Administrative Agent or Agent, such successor Administrative Agent or Agent shall be subject to the Issuer's prior written approval (which approval will not be unreasonably withheld or delayed). Upon the acceptance of any appointment as Administrative Agent or Agent hereunder by a successor Administrative Agent or Agent, such successor Administrative Agent or Agent shall thereupon succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Administrative Agent or Agent, and the retiring Administrative Agent or Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Administrative Agent's or Agent's resignation hereunder as Administrative Agent or Agent, the provisions of this Article XI shall inure to its benefit as to any actions taken or omitted to be taken by it while it was an Administrative Agent or Agent under this Agreement.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                      THE ISSUER:

                                      NHELP-III, INC.

                                      By /s/ Terry J. Heimes
                                         --------------------------------
                                         Terry J. Heimes, Vice President

                                      c/o National Higher Education Loan Program
                                      121 South 13 Street, Suite 301
                                      Lincoln, NE 68508
                                      Attn: Terry J. Heimes
                                      (402) 458-2303
                                      Fax: (402) 458-2399

                                      THE NOTE PURCHASERS:

                                      DELAWARE FUNDING CORPORATION

                                      By: Morgan Guaranty Trust Company of
                                          New York, as attorney-in-fact for
                                          Delaware Funding Corporation

                                      By /s/ Richard Burke
                                         ----------------------------------
                                         Richard Burke
                                         Vice President

                                      c/o Morgan Guaranty Trust Company of
                                      New York
                                      500 Stanton Christiana Road
                                      Newark, Delaware 19713-2107
                                      Attn: Asset Finance Group
                                      (302) 634-5492
                                      Fax: (302) 634-5490

                                        THREE RIVERS FUNDING CORPORATION

                                        By /s/ Bernard J. Angelo
                                           -----------------------------------
                                        Name Bernard J. Angelo
                                        Title Vice President

                                        c/o Global Securitization Services, LLC
                                        25 West 43rd Street, Suite 704
                                        New York, New York 10036
                                        Attn: Mr. Bernard J. Angelo
                                        Fax: (212) 302-8767

                                        with a copy to the TRFC Agent.

                                        THE AGENTS:

                                        MORGAN GUARANTY TRUST COMPANY OF NEW
                                        YORK, as DFC Agent and Administrative
                                        Agent

                                        By /s/ Richard Burke
                                           ----------------------------------
                                           Richard Burke
                                           Vice President

                                        c/o Morgan Guaranty Trust Company of
                                        New York
                                        500 Stanton Christiana Road
                                        Newark, Delaware 19713-2107
                                        Attn: Asset Finance Group
                                        (302) 634-5492
                                        Fax: (302) 634-5490

                                    MELLON BANK, N.A., as TRFC Agent

                                    By /s/ Stephen Cobain
                                       -----------------------------------
                                    Name Stephen Cobain
                                    Title First Vice President

                                    One Mellon Bank Center
                                    Room 0410
                                    Pittsburgh, PA 15258-0001
                                    Attn: Ms. Jacquelyn Lobl
                                    Fax: (412) 234-5434

                                    THE TRUSTEE:

                                    NORWEST BANK MINNESOTA,
                                    NATIONAL ASSOCIATION

                                    By /s/ Susan E. Jacobsen
                                       -----------------------------------
                                       Susan E. Jacobsen, Corporate Trust
                                       Officer

                                    Norwest Bank Minnesota, National Association
                                    6th & Marquette Avenue
                                    Minneapolis, MN 55479-0069
                                    Attn: Corporate Trust Services
                                    (612) 667-5745
                                    Fax:(612)667-2149

                                   EXHIBIT A

                      FORM OF SALE AND PURCHASE AGREEMENT


                       [On file at Perry, Guthery, Haase
                            & Gessford, P.C., L.L.O.]

                                   EXHIBIT B

                          FORM OF VALUATION AGREEMENT

                        FORM OF VALUATION AGENT AGREEMENT

                                      among
                             ______________________,
                             as the Valuation Agent

                                NHELP-III, INC.,
                                  as the Issuer

                                       and

                          DELAWARE FUNDING CORPORATION,
                           as a Conduit Note Purchaser

                                       and

                        THREE RIVERS FUNDING CORPORATION,
                           as a Conduit Note Purchaser

                                       and

                   MORGAN GUARANTY TRUST COMPANY OF NEW YORK,
                                  as DFC Agent

                                       and

                               MELLON BANK, N.A.,
                                  as TRFC Agent

                        Dated as of ___________________

TABLE OF CONTENTS

Page

                                    ARTICLE I

                                   DEFINITIONS

Section 1.01.   Certain Defined Terms...........................................   2
Section 1.02.   Computation of Time Periods.....................................   5

                                   ARTICLE II

                       VALUATION AGENT; TERM OF AGREEMENT

Section 2.01.   Appointment and Acceptance......................................   6
Section 2.02.   Terms and Conditions............................................   6
Section 2.03.   Resignation and Discharge.......................................   6
Section 2.04.   Term of Agreement...............................................   7

                                   ARTICLE III

                                  CALCULATIONS

Section 3.01.   Maximum Note Purchase Percentage Calculations...................   7
Section 3.02.   Loan Valuation Percentage Calculations..........................   8

                                   ARTICLE IV

REPRESENTATIONS AND WARRANTIES..................................................   8

                                    ARTICLE V

INDEMNIFICATION.................................................................   9

                                   ARTICLE VI

                                  MISCELLANEOUS

Section 6.01.   Confidentiality.................................................  10
Section 6.02.   Amendment.......................................................  10
Section 6.03.   Notices.........................................................  10
Section 6.04.   Third Party Beneficiary.........................................  12
Section 6.05.   Assignment by the Conduit Note Purchasers.......................  12
Section 6.06.   Governing Law; Severability.....................................  12
Section 6.07.   No Petition.....................................................  12

TABLE OF CONTENTS
(continued)
Page

Section 6.08.   Limited Recourse Nature of Transactions.........................  12
Section 6.09.   Execution in Counterparts.......................................  13
Section 6.10.   Section Titles..................................................  13
Section 6.11.   Entire Agreement................................................  13

EXHIBIT A       FORM OF ADVANCE PERCENTAGE CALCULATION REPORT
EXHIBIT B       FORM OF VALUATION REPORT
EXHIBIT C       FORM OF REQUEST FOR VALUATION REPORT
EXHIBIT D       INITIAL LOAN SERVICING FEES

         THIS VALUATION AGENT AGREEMENT (the "Agreement") is made as of _______________________ by and among _________________________, a corporation duly organized under the laws of the State of ___________ (the "Valuation Agent"); NHELP-III, INC., a corporation duly organized under the laws of the State of Nevada (the "Issuer"); DELAWARE FUNDING CORPORATION, a Delaware corporation ("DFC"); THREE RIVERS FUNDING CORPORATION, a Delaware corporation ("TRFC," and together with DFC, the "Conduit Note Purchasers"); MORGAN GUARANTY TRUST COMPANY OF NEW YORK, a New York banking corporation, as DFC Agent (the "DFC Agent"); and MELLON BANK, N.A., a national banking association, as TRFC Agent (the "TRFC Agent," and, together with the DFC Agent, the "Agents").

                             PRELIMINARY STATEMENTS

         WHEREAS the Issuer, the Conduit Note Purchasers, the Agents and Norwest Bank Minnesota, National Association (the "Trustee") have entered into a Warehouse Note Purchase and Security Agreement dated as of September 1, 1999 (the "Note Purchase Agreement"), pursuant to which the Conduit Note Purchasers have agreed to purchase Notes issued by the Issuer from time to time subject to the conditions set forth therein for the purpose of financing the purchase of certain types of education loans (the "Student Loans," and when financed under the Note Purchase Agreement, the "Financed Loans");

         WHEREAS the Conduit Note Purchasers will enter into Liquidity Agreements (the "Liquidity Agreements") pursuant to which the Conduit Note Purchasers may assign to the Liquidity Providers (as defined in the Note Purchase Agreement) their respective right, title and interest to the whole or part of the Notes issued by the Issuer or interests therein;

         WHEREAS the Note Purchase Agreement and the Liquidity Agreements provide that, in order to secure the prompt and complete payment of all amounts due and payable thereunder, the Issuer will grant to the Trustee, for the benefit of the Conduit Note Purchasers and the Agents, a security interest in the Financed Loans, all revenues and recoveries of principal from the Financed Loans and any other collections, funds and accrued earnings held thereon held in the various funds and accounts created under the Note Purchase Agreement (collectively, the "Pledged Collateral");

         WHEREAS the maximum principal amount of Notes the Conduit Note Purchasers will be obligated to purchase from the Issuer from time to time for the purpose of financing Student Loans is in part based upon the characteristics of the Financed Loans and certain other assumptions as described herein; and

         WHEREAS the Valuation Agent has agreed to perform certain calculations relating to the Pledged Collateral, in accordance with the assumptions and procedures described herein and at the times and under the circumstances specified in the Note Purchase Agreement;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         SECTION 1.01. CERTAIN DEFINED TERMS. As used in this Agreement and its exhibits, the terms set forth above and in this Section 1.01 shall have the meanings ascribed thereto (such meanings to be equally applicable to both the singular and plural forms of the terms defined) unless a contrary definition is given to such term in the Note Purchase Agreement, in which case the definition in the Note Purchase Agreement shall be controlling.

         "Borrower Incentive Program" means any interest rate reduction program applicable to any Financed Loans or Student Loans to be financed.

         "Cash Flow Projections" mean the estimates prepared by the Valuation Agent for the period commencing on the most recent date for which the Valuation Agent has received the Portfolio Characteristics illustrating: (a) the income to be received from the Financed Loans (excluding borrower interest, federal interest subsidy and federal special allowance payments accrued thereon and unpaid as of the date of the Portfolio Characteristics) and Permitted Investments, including borrower principal and interest payments, federal interest subsidy payments, federal special allowance payments, guaranty payments, sale proceeds and investment earnings (collectively, the "Revenues"),
(b) the costs incurred in the financing of such Financed Loans, including acquisition fees, debt service, servicing fees, valuation fees, trustee fees, administrative fees, consolidation loan rebate and any other charges relating to the financing, servicing and administration of such loans (collectively, the "Expenses"), and (c) the periodic and cumulative Revenues less the periodic and cumulative Expenses (the "Net Revenues").

         "Cost of Funds" means the interest rate per annum used by the Valuation Agent in the Cash Flow Projections for computing debt interest expense.

         "Discount Rate" means the rate of discount per annum stipulated in the Note Purchase Percentage Calculation Assumptions and the Valuation Report Assumptions, as applicable, to be used by the Valuation Agent in connection with its determination of the present value of Net Revenues.

         "Loan Valuation Percentage" has the meaning set forth in the Note Purchase Agreement, and is to be determined by the Valuation Agent by: (a) dividing (i) the present value of the Net Revenues (using the Portfolio Characteristics and the Valuation Report Assumptions) by (ii) the outstanding principal balance of Student Loans, and (b) adding 100% to the resulting percentage.

         "Net Revenues" means the projected net income to be received from the Student Loans after taking into account financing costs, loan defaults and delinquencies, fees and other charges, all as set forth in the Note Purchase Percentage Calculation Assumptions and the Valuation Report Assumptions, as applicable.

         "Note Purchase Percentage Calculation Assumptions" means the following cash flow and related assumptions to be used by the Valuation Agent in connection with its preparation of each Note Purchase Percentage Calculation
Report:

                  (a) the Cost of Funds shall be a rate per annum equal to the sum of (i) the weighted average of the Interest Rates applicable to the Notes Outstanding for the current Interest Period, (ii) the applicable Margin and (iii) .20%;

                  (b) the Discount Rate to be applied to the Net Revenues shall be a rate per annum equal to the sum of (i) the Cost of Funds, and (ii) .80%;

                  (c) interest earnings on short-term balances shall be a rate per annum equal to: (i) LIBOR, less (ii) .10%;

                  (d)      the cumulative default rate shall be 18%;

                  (e) default occurrences shall be spread out evenly over each year of repayment in accordance with the following schedule: 70% in the first year of repayment; 20% in the second year of repayment; 10% in the third year of repayment; and 0% thereafter;

                  (f) the principal balance of Student Loans that receive an interest rate reduction pursuant to any Borrower Incentive Program will equal the product of: (i) the aggregate principal balance (not including any capitalized interest) of Student Loans eligible to participate in any such program, and (ii) 20%;

                  (g) servicing fees for Student Loans will be based upon the fees stated in the applicable Servicing Agreements covering the Financed Loans that are then in effect. The presently effective servicing fees for UNIPAC Service Corporation ("UNIPAC") and Great Lakes Higher Education Servicing Corporation ("Great Lakes") are attached hereto as Exhibit D;

                  (h) fees payable to the U.S. Department of Education on Consolidation Loans made after October 1, 1993 will be charged at a rate of 1.05% (or such other rate as may be provided for under applicable law) per annum on the outstanding principal balance of such loans, payable monthly;

                  (i) the Portfolio Administration Fee shall be 0.45% per annum, payable monthly in arrears based upon the unpaid principal balance of Financed Loans at the end of the prior month;

                  (j)      claim reimbursement shall occur after 630 days;

                  (k) receipt of Student Loan Payments shall occur with a 30-day lag;

                  (l) receipt of SAP and ISP payments shall occur with a 60-day lag;

                  (m) 12% of the Financed Loans shall be deferred for 12 months; and

                  (n) 11% of the Financial Loans enter forbearance for 6 months.

         Pursuant to the terms of the Note Purchase Agreement, the assumptions in paragraphs (a) through (n) above may be amended from time to time with the mutual consent of the Issuer, the Conduit Note Purchasers and the Agents (with notice to the Valuation Agent stating the specific nature of such changes and that any and all consents and approvals necessary to effect such changes have been obtained). All other assumptions regarding Financed Loans shall be as set forth in the Portfolio Characteristics.

         "Note Purchase Percentage Calculation Report" has the meaning set forth in the Note Purchase Agreement, and is to be provided by the Valuation Agent to the Issuer, the Conduit Note Purchasers, the Agents and the Trustee prior to each new financing of Student Loans, in the form attached hereto as Exhibit A.

         "Portfolio Characteristics" means the information contained in the reports provided to the Valuation Agent by or at the direction of the Issuer not later than 10 business days prior to the Calculation Date each month, in a form acceptable to the Valuation Agent (such form could also include a computer tape provided by any Servicer), prior to: (a) each proposed financing of new Student Loans, and (b) each Valuation Date. Such reports shall set forth all of the particular characteristics of Student Loans to be financed or Financed Loans, as the case may be, necessary in order that the Valuation Agent shall be able to perform the calculations required hereunder or under the Note Purchase Agreement, including, but not limited to breakdowns by loan type, borrower interest rate, borrower status, special allowance margin, disbursement date, remaining term by status, applicable loan servicer, guarantee level and eligibility for, level of participation in and terms of any Borrower Incentive Program.

         "Valuation Report" means a report furnished by the Valuation Agent to the Conduit Note Purchasers, the Agents, the Issuer and the Trustee pursuant to
Section 6.09(a)(i) of the Note Purchase Agreement, in the form attached hereto as Exhibit B.

         "Valuation Report Assumptions" means the following cash flow and related assumptions to be used by the Valuation Agent in connection with its preparation of each Valuation Report required under the Note Purchase Agreement:

                  (a) the Cost of Funds shall be a rate per annum equal to the sum of (i) the weighted average of the Interest Rates applicable to Notes Outstanding for the current Interest Period and (ii) the applicable Margin;

                  (b) the Discount Rate to be applied to the Net Revenues shall be a rate per annum equal to the sum of (i) the Cost of Funds, and (ii).80%;

                  (c) interest earnings on short-term balances shall be a rate per annum equal to: (i) LIBOR, less (ii).10%;

                  (d)      the cumulative default rate shall be 18%;

                  (e) default occurrences shall be spread out evenly over each year of repayment in accordance with the following schedule: 70% in the first year of repayment; 20% in the second year of repayment; 10% in the third year of repayment; and 0% thereafter;

                  (f) the principal balance of Student Loans that receive an interest rate reduction pursuant to any Borrower Incentive Program will equal the product of: (i) the aggregate principal balance of Student Loans receiving any such reduced interest rate as shown in the Portfolio Characteristics, and (ii) 105%;

                  (g) servicing fees for Student Loans will be based upon the fees stated in the applicable Servicing Agreements covering the Financed Loans that are then in effect. The presently effective servicing fees for UNIPAC Service Corporation ("UNIPAC") and Great Lakes Higher Education Servicing Corporation ("Great Lakes") are attached hereto as Exhibit D;

                  (h) fees payable to the U.S. Department of Education on Consolidation Loans made after October 1, 1993 will be charged at a rate of 1.05% per anum (or such other rate as may be provided for under applicable law) on the outstanding principal balance of such loans, payable monthly;

                  (i) the Portfolio Administration fee shall be 0.45% per annum, payable monthly in arrears based upon the unpaid principal balance of loans at the end of the prior month.

                  (j)      claim reimbursement shall occur after 630 days;

                  (k) receipt of Student Loan Payments shall occur with a 30-day lag;

                  (l) receipt of SAP and ISP payments shall occur with a 60-day lag;

                  (m) 12% of the Financed Loans shall be deferred for 12 months; and

                  (n) 11% of the Financed Loans enter forbearance for 6 months.

                  Pursuant to the terms of the Note Purchase Agreement, the assumptions in paragraphs (a) through (n) above may be amended from time to time with the mutual consent of the Issuer, the Conduit Note Purchaser and the Agents (with notice to the Valuation Agent stating the specific nature of such changes and that any and all consents and approvals necessary to effect such changes have been obtained). All other assumptions regarding Financed Loans shall be as set forth in the Portfolio Characteristics.

         SECTION 1.02. COMPUTATION OF TIME PERIODS. Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding."

                                   ARTICLE II

                       VALUATION AGENT; TERM OF AGREEMENT

         SECTION 2.01. APPOINTMENT AND ACCEPTANCE. The Issuer hereby appoints _______ as Valuation Agent, with the approval of the Agents and the Conduit Note Purchasers, under this Agreement in connection with the Note Purchase Agreement and ______________hereby accepts such appointment, subject to the terms and conditions set forth below in Section 2.02. For purposes of this Valuation Agent Agreement the principal office of _________________shall be__________________________ , unless otherwise indicated to the other parties hereto in writing by_______________________________.

         SECTION 2.02. TERMS AND CONDITIONS.

                  (a) The Valuation Agent shall be obligated to perform hereunder only upon performance by the Issuer (i) of its obligations to provide statistical information to the Valuation Agent at the times and in the manner described in the Note Purchase Agreement, and (ii) of its duties and responsibilities hereunder.

                  (b) Unless herein otherwise specifically provided, any order, certificate, notice, request or communication from the Issuer made or given under any provision of this Agreement shall be sufficient if signed by any person whom the Valuation Agent reasonably believes to be a duly authorized officer or attorney-in-fact of the Issuer.

                  (c) The Valuation Agent shall be obligated to perform only such duties as are set forth specifically herein any duties necessarily incidental thereto.

                  (d) The Valuation Agent shall be protected and shall incur no liability for or in respect of any action taken or omitted to be taken or anything suffered in good faith by it in reliance upon anything contained in the Notes, the Note Purchase Agreement, the Liquidity Agreement or any information supplied to it by the Issuer pursuant to this Agreement.

                  (e) The Valuation Agent shall incur no liability hereunder except for loss sustained by reason of its or its employee's or agent's negligence or willful misconduct.

         SECTION 2.03. RESIGNATION AND DISCHARGE.

                  (a) The Valuation Agent may at any time resign and be discharged of the duties and obligations created by this Agreement by giving at least sixty (60) days' written notice to the Issuer, the Conduit Note Purchasers, the Trustee and the Agents.

                  (b) The Valuation Agent may be removed upon at least sixty (60) days' written notice to the Valuation Agent, at the direction of the Issuer with the consent of the Agents, by an instrument signed by the Issuer and filed with the Valuation Agent, the Conduit Note Purchasers, the Trustee and the Agents. Upon the occurrence of an Event of Default (as defined in the Note Purchase Agreement), the Agents may remove the Valuation Agent at any time.

         Notwithstanding the foregoing, no resignation or removal of the Valuation Agent shall be effective until a successor shall have been appointed by the Issuer with the consent of the Agents, which shall not be unreasonably withheld, or by the Agents after an Event of Default (as defined in the Note Purchase Agreement), provided that such resignation by the Valuation Agent shall be effective upon sixty days written notice whether or not a successor has been appointed if and when the Valuation Agent reasonably determines that one of the following shall occur (i) the Issuer is not diligently pursuing the appointment of a successor Valuation Agent at the level of compensation generally paid in the marketplace for the services to be performed by the Valuation Agent, (ii) the Note Purchase Agreement or the Liquidity Agreement has been amended or modified in such a manner as would affect the Valuation Agent in general or its ability to properly perform its duties hereunder without the consent of the Valuation Agent, or (iii) any condition to performance by the Valuation Agent hereunder or under the Note Purchase Agreement has not been satisfied.

         SECTION 2.04. TERM OF AGREEMENT. Unless otherwise terminated pursuant to the provisions of Section 2.03 hereof, this Agreement shall terminate on_______________, unless extended to such later date as mutually agreed to in writing by the Issuer and the Valuation Agent, with the consent of the Agents.

                                   ARTICLE III

                                  CALCULATIONS

         SECTION 3.01. MAXIMUM NOTE PURCHASE PERCENTAGE CALCULATIONS.

                  (a) Pursuant to the terms and at the times required in the Note Purchase Agreement, the Valuation Agent shall compute the Maximum Note Purchase Percentage by undertaking certain analytical procedures with respect to the Student Loans to be financed thereunder. The Maximum Note Purchase Percentage shall be determined by: (i) dividing (A) the present value of the Net Revenues (using the Portfolio Characteristics and the Note Purchase Percentage Calculation Assumptions) by (B) the outstanding principal balance of Student Loans, and (ii) adding 100% to the resulting percentage.

                  (b) Not later than five Business Days prior to each Note Purchase that does not constitute a Rollover Note Purchase, the Valuation Agent shall:

                           (i) perform Cash Flow Projections based upon the Portfolio Characteristics and the Note Purchase Percentage Calculation Assumptions (both as defined herein);

                           (ii)     calculate the Maximum Note Purchase
                  Percentage (as defined herein and in the Note Purchase Agreement) using the results of the Cash Flow Projections described in Section 3.01(b)(i) above; and

                           (iii)    submit a report to the Conduit Note
                  Purchasers, the Agents, the Issuer and the Trustee in the form of Exhibit A attached hereto.

         SECTION 3.02. LOAN VALUATION PERCENTAGE CALCULATIONS.

                  (a) Pursuant to the terms and at the times required in the Note Purchase Agreement, the Valuation Agent shall compute the Loan Valuation Percentage by undertaking certain analytical procedures with respect to the Financed Loans.

                  (b) Within 30 days after the Valuation Agent's receipt of a written request for a Valuation Report from any of the Conduit Note Purchasers, the Agents or the Issuer, in the form of Exhibit C attached hereto, and in any case not later than the third Business Day preceding the last day of each month through April 30, 2000 and thereafter, but only with the consent of each Agent, not later than the third Business Day preceding each January 31, April 30, July 31 and October 31 (each a "Valuation Date"), the Valuation Agent shall:

                           (i) perform Cash Flow Projections based upon the Portfolio Characteristics and the Valuation Report Assumptions (both as defined herein);

                           (ii) calculate the Loan Valuation Percentage using the results of the Cash Flow Projections described in
                  Section 3.02(b)(i) above; and

                           (iii)    submit a report to the Conduit Note
                  Purchasers, the Agents, the Issuer and the Trustee in the form of Exhibit B attached hereto.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         The Valuation Agent represents and warrants as follows:

                  (a) The Valuation Agent has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted.

                  (b) The Valuation Agent is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business requires such qualifications.

                  (c) The Valuation Agent has the power and authority to execute and deliver this Agreement and to carry out its terms; and the execution, delivery and performance of this Agreement have been duly authorized by the Valuation Agent by all necessary corporate action and this Agreement is the legal, valid, binding and enforceable obligation of the Valuation Agent.

                  (d) The fulfillment of the terms of this Agreement do not conflict with, result in any breach of any of the terms and provisions of or constitute (with or without notice or lapse of time) a default under, the certificate of incorporation or by laws of the

         Valuation Agent, or any indenture, agreement or other instrument to which the Valuation Agent is a party or by which it is bound, or result in the creation or imposition of any lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument, or violate any law or, to the best of the Valuation Agent's knowledge, any order, rule or regulation applicable to the Valuation Agent of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Valuation Agent or any of its properties.

                  (e) Each document and report delivered by, or to be delivered by, the Valuation Agent pursuant to the terms of Articles II or III hereof shall be executed on behalf of the Valuation Agent by a duly authorized officer of the Valuation Agent.

                                    ARTICLE V

                                 INDEMNIFICATION

                           Without limiting any other rights which the Valuation Agent or any of its respective Affiliates may have hereunder or under applicable law, and notwithstanding any limitation on recourse to the Issuer set forth in this Agreement, the Issuer hereby agrees to indemnify the Valuation Agent and each of its officers, directors, employees, agents, attorneys-in-fact and Affiliates from and against any and all damages, losses, claims, liabilities and related costs and expensed, including reasonable attorneys' fees and disbursements (all of the foregoing being collectively referred to as "Indemnified Amounts") awarded against or incurred by any of them arising out of or as a result of this Agreement, excluding, however, Indemnified Amounts to the extent resulting from the gross negligence or willful misconduct of the Valuation Agent or its Affiliates. Without limiting the foregoing, the Issuer shall indemnify the Valuation Agent and each of its respective officers, directors, employees, agents, attorneys-in-fact and Affiliates for Indemnified Amounts relating to or resulting from:

                           (i) any representation or warranty made or deemed made by the Issuer under or in connection with this Agreement, which shall have been false or incorrect when made or deemed made or delivered;

                           (ii) the failure by the Issuer to comply with any term, provision or covenant contained in this Agreement; and

                           (iii) any failure of the Issuer to perform its duties or obligations in accordance with the provisions of this Agreement.

Any amounts determined by a court of competent jurisdiction as a result of a proceeding brought which is subject to the indemnification provisions of this
Article V shall be paid by the Issuer to the Valuation Agent or its officers, directors, employees, agents, attorneys-in-fact or Affiliates for the benefit of the applicable payee, within two Business Days following written demand therefor.

                                   ARTICLE VI

                                 MISCELLANEOUS

         SECTION 6.01. CONFIDENTIALITY. Except as permitted by the Note Purchase Agreement, the Valuation Agent, the Conduit Note Purchasers, the Agents and the Issuer each agree to keep confidential and not to disclose any non-public information, calculations, exhibits or documents related to this Agreement or the Note Purchase Agreement, without the express written consent of the other parties thereto.

         SECTION 6.02 AMENDMENT. This Valuation Agent Agreement may be amended only by a written agreement signed by those parties hereto.

         SECTION 6.03. NOTICES.

                  (a) The Conduit Note Purchasers agree to Provide written notice to the Valuation Agent within three Business Days of the following:(i) a new Agents and (ii) the assignment by the Conduit Notes Purchasers of the Investment of the Conduit Note Purchasers in the Notes issued by the Issuer, such notice to include the amount of such assignment and the Interest Rate applicable to such assignment.

                  (b) The Administrative Agent, on behalf of the Conduit Note Purchasers, agrees to provide written notice to the Valuation Agent no later than 10 days prior to the Calculation Date of the applicable Discount Rate to be used to calculate the Maximum Note Purchase Percentage and the Loan Valuation Percentage.

                  (c) All notices, requests or other communications to the Valuation Agent, Issuer, Trustee, the Conduit Note Purchasers and Agents, including the notices required in paragraph (a) above, shall be in writing (unless otherwise specified herein) and shall be deemed to have been validly given or made when delivered (via telecopy or by hand) or mailed, registered or certified mail, return receipt requested and postage prepaid, addressed as follows:

                  If to the Valuation Agent,
                   addressed to:
                                                ________________________________
                                                ________________________________
                                                ________________________________
                                                Attn.:__________________________
                                                Telephone:______________________
                                                Facsimile:______________________

                  If to the Issuer,

addressed to it at:         NHELP-III, INC.
                            c/o National Higher Education Loan Program
                            121 South 13 Street
                            Suite 301
                            Lincoln, NE 68508
                            Attn.: Terry J. Heimes
                            Telephone: (402) 458-2303
                            Facsimile: (402) 458-2399


If to DFC,                  Morgan Guaranty Trust Company of New York
 addressed to it at:        500 Stanton Christiana Road
                            Newark, Delaware 19713-2107
                            Attn.: Asset Finance Group
                            Telephone: (302) 634-5492
                            Facsimile: (302) 634-5490


If to TRFC,
  addressed to it at:       c/o Global Securitization Services, LLC
                            25 West 43rd Street, Suite 704
                            New York, New York 10036
                            Attn.: Mr. Bernard J. Angelo
                            Facsimile: (212)302-8767
                            with a copy to the TRFC Agent.

If to the DFC Agent,
 addressed to it at:        Morgan Guaranty Trust Company of New York
                            500 Stanton Christiana Road
                            Newark, Delaware 19713-2107
                            Attn.: Asset Finance Group
                            Telephone: (302)634-5492
                            Facsimile: (302) 634-5490

If to the TRFC Agent,
 addressed to it at:        One Mellon Bank Center
                            Room 0410
                            Pittsburgh, PA 15258-0001
                            Attn.: Ms. Jacquelyn Lobl
                            Facsimile: (412)234-5434

If to the Trustee,
 addressed to it at:        Norwest Bank Minnesota, National Association
                            6th Street & Marquette Avenue
                            Minneapolis, MN 55479
                            Attn.: Alan J. Spadine, Corporate Trust Services
                            Telephone: (612) 667-5745
                            Facsimile: (612) 667-9165

         Each entity listed above may change the address for service of notice upon it by a notice in writing to the other entities named above. Each such notice, request or communication shall be effective when delivered to the address specified herein.

         SECTION 6.04. THIRD PARTY BENEFICIARY. The Valuation Agent acknowledges that the Issuer has granted a security interest in favor of the Trustee for the benefit of the Secured Creditors (as defined in the Note Purchase Agreement) all of the Issuer's right, title and interest in, to and under this Agreement. The Valuation Agent consents to the grant of such security interest and agrees (a) that the representations, warranties, covenants and other agreements of the Valuation Agent contained herein shall run directly to the Trustee and the Secured Creditors and (b) that the Trustee and the Secured Creditors shall be entitled to rely on and enforce such representations, warranties, covenants and other agreements to the same extent as if they were a party hereto. The foregoing creates a permissive right on behalf of the Trustee and the Secured Creditors, and the Trustee and the Secured Creditors shall be under no duties or obligations hereunder.

         SECTION 6.05. ASSIGNMENT BY THE CONDUIT NOTE PURCHASERS. The Valuation Agent and the Issuer acknowledge and agree that to the extent of any assignment by the Conduit Note Purchasers of its right, title and interest in and to the Investment of the Conduit Note Purchasers in the Notes issued by the Issuer pursuant to the terms of the Liquidity Agreement, the Conduit Note Purchasers shall be released from such obligations without any further act by the Issuer or the Valuation Agent.

         SECTION 6.06. GOVERNING LAW; SEVERABILITY. This Agreement shall be construed in all respects in accordance with, and governed by the internal laws (as opposed to conflicts of law provisions) of the State of New York. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Agreement.

         SECTION 6.07. NO PETITION. Each of the Issuer and the Valuation Agent hereby covenants and agrees that prior to the date which is one year and one day after the payment in full of all outstanding commercial paper of the Conduit Note Purchasers, it will not institute against or join any other person or entity in instituting against the Conduit Note Purchasers, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.

         SECTION 6.08. LIMITED RECOURSE NATURE OF TRANSACTIONS. Each of the Issuer and the Valuation Agent hereby acknowledges and agrees that all transactions with the Conduit Note Purchasers hereunder shall be without recourse of any kind to the Conduit Note Purchasers. The Conduit Note
Purchasers shall have no obligation to pay any amounts owing hereunder unless and until the Conduit Note Purchasers have received such amounts pursuant to the Financed Loans. In addition, each of the Issuer and the Valuation Agent agrees that the Conduit Note Purchasers shall have no obligation to pay any amounts constituting fees, a reimbursement for expenses or indemnities (collectively, "Expense Claims") and such Expense
Claims shall not constitute a claim against the Conduit Note Purchasers (as defined in Section 101 of Title 11 of the United States Bankruptcy Code), unless or until the Conduit Note Purchasers have received amounts sufficient to pay such Expense Claims pursuant to the Financed Loans and such amounts are not required to pay the commercial paper of the Conduit Note Purchasers.

         SECTION 6.09. EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall constitute an original, but such counterparts together shall constitute but one and the same instrument.

         SECTION 6.10. SECTION TITLES. The section titles contained in this Agreement are for convenience of reference only and shall be without substantive meaning or content of any kind whatsoever and are not a part of the Agreement among the parties hereto.

         SECTION 6.11. ENTIRE AGREEMENT. This Agreement, including all Exhibits attached hereto or incorporated by reference therein constitutes the entire Agreement among the undersigned with respect to the subject matter hereof and supersedes all other negotiations, understandings and representations, both oral and written, with respect to the subject matter hereof.

         IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                  THE VALUATION AGENT:

                                  [VALUATION AGENT]

                                  By____________________________________________
                                  Name__________________________________________
                                  Title_________________________________________

                                  THE ISSUER:

                                  NHELP-III, TNC.

                                  By____________________________________________
                                    Terry J. Heimes, Vice President

                                  THE CONDUIT NOTE PURCHASERS:

                                  DELAWARE FUNDING CORPORATION

                                  By:   Morgan Guaranty Trust Company of New
                                        York, as attorney-in-fact for Delaware
                                        Funding Corporation

                                  By.___________________________________________
                                      Richard Burke, Vice President

                                  c/o Morgan Guaranty Trust Company of New York 500 Stanton Christiana Road
                                  Newark, Delaware 19713-2107
                                  Attn.: Asset Finance Group
                                  (302) 634-5492
                                  Facsimile: (302)634-5490

                                  THREE RIVERS FUNDING CORPORATION

                                  By____________________________________________
                                  Name_________________________________________
                                  Title_________________________________________

                                  c/o Global Securitization Services, LLC
                                  25 West 43rd Street
                                  Suite 704
                                  New York, New York 10036
                                  Attn.: Mr. Bernard J. Angelo
                                  Facsimile: (212) 302-8767
                                  with a copy to the TRFC Agent.

                                  THE AGENTS:

                                  MORGAN GUARANTY TRUST COMPANY OF
                                  NEW YORK, as DFC Agent

                                  By.___________________________________________
                                       Richard Burke, Vice President

                                  C/o Morgan Guaranty Trust Company of New York 500 Stanton Christiana Road
                                  Newark, Delaware 19713-2107
                                  Attn.: Asset Finance Group
                                  (302) 634-5492
                                  Facsimile: (302) 634-5490

                                  MELLON BANK, N.A., as TRFC Agent

                                  By____________________________________________
                                  Name_________________________________________
                                  Title_________________________________________

                                  One Mellon Bank Center
                                  Room 0410
                                  Pittsburgh, PA 15258-0001
                                  Attn: Ms. Jacquelyn Lobl
                                  Facsimile: (412) 234-5434

                                    EXHIBIT A

               FORM OF NOTE PURCHASE PERCENTAGE CALCULATION REPORT

         In accordance with the Valuation Agreement among____________., NHELP-III, Inc., Delaware Funding Corporation, Three Rivers Funding Corporation, Morgan Guaranty Trust Company of New York, as DFC Agent and Mellon Bank, as
TRFC Agent, dated as of ____________,__________has acted as Valuation Agent for purposes of preparing this Note Purchase Percentage Calculation Report. Based upon the Portfolio Characteristics and the Note Purchase Percentage Calculation Assumptions (both as defined therein), we hereby submit the following summary of our calculations:

Date of Report:
Date of Proposed Note Purchase:
Cut-off Date for Portfolio Characteristics:

A.     Principal balance of loans                                  $

B.     Total Revenues                                              $

C.     Total Expenses                                              $

D.     Total Net Revenues (B - C)                                  $

E.     Present value of Net Revenues ("PV")                        $

F.     PV AS A % OF LOAN PRINCIPAL BALANCE (E/A), PLUS 100%
       ("MAXIMUM NOTE PURCHASE PERCENTAGE")                              %

                                    EXHIBIT B

                            FORM OF VALUATION REPORT

         In accordance with the Valuation Agreement among __________., NHELP-III, Inc., Delaware Funding Corporation, Three Rivers Funding Corporation, Morgan Guaranty Trust Company of New York, as DFC Agent and Mellon Bank, as TRFC Agent, dated as of_______, _______. has acted as Valuation Agent for purposes of preparing this Valuation Report. Based upon the Portfolio Characteristics and the Valuation Report Assumptions (both as defined therein), we hereby submit the following summary of our calculations:


Valuation Date:
Date of Report:
Cut-off Date for Portfolio Characteristics:

 A.      Principal balance of loans                                $

 B.      Total Revenues                                            $

 C.      Total Expenses                                            $

 D.      Total Net Revenues (B - C)                                $

 E.      Present value of Net Revenues ("PV")                      $

 F.      PV AS A % OF LOAN PRINCIPAL BALANCE (E/A), PLUS 100%
           ("LOAN VALUATION PERCENTAGE")                               %

                                   EXHIBIT C

                      FORM OF REQUEST FOR VALUATION REPORT

__________________
__________________
__________________
Attn:_____________

[and, if requested by the Conduit Note Purchasers or the Agents:

NHELP-III, INC.
121 South 13 Street
Suite 301
Lincoln, NE 68508
Attn.: Terry Heimes

Ladies and Gentlemen:

         Pursuant to the terms of the Valuation Agent Agreement among______, NHELP-III, Inc. (the "Issuer"), Delaware Funding Corporation, Three Rivers Funding Corporation, Morgan Guaranty Trust Company of New York, as DFC Agent and Mellon Bank, as TRFC Agent, dated as of______________________________, and in particular Section 2.02(b) thereof, we hereby request that you provide us with a Valuation Report.

         [Such notice is also being provided at this time to the Issuer, in order that they can prepare the Portfolio Characteristics and other information required by you to compute the Aggregate Market Value and Liabilities.]

or, if requested by the Issuer:

         [The information required for you to prepare the Valuation Report, including the Portfolio Characteristics and other information required to compute the Aggregate Market Value and Liabilities is attached hereto.]

         In accordance with the terms of the Valuation Agent Agreement, Please submit your report to us on or before [insert date], Which is 30 days from the date this notice has been provided to you.

Sincerely,

[Conduit Note Purchaser], or

[Agent], or

[NHELP III, INC.]

                                    EXHIBIT D

                           INITIAL LOAN SERVICING FEES

I. STUDENT LOANS SERVICED BY UNIPAC SERVICE CORPORATION

                                          STAFFORD, SLS         CONSOLIDATION
  PER ACCOUNT SERVICING FEES              & PLUS LOANS              LOANS
Enrolled                                $  1.50 per month            N/A
Grace                                   $  3.20 per month            N/A
Deferment                               $  3.20 per month            $3.75
Forbearance                             $  3.20 per month            $3.75
Repayment (Current)                     $  3.20 per month            $3.75
Repayment (More than 30 days past due)  $  5.45 per month            $6.00
Default claim filing                    $  20 per claim filed        $20 per claim filed

II. STUDENT LOANS SERVICED BY GREAT LAKES HIGHER EDUCATION SERVICING CORPORATION

                                                                       STAFFORD, SLS
  PER ACCOUNT SERVICING FEES                                           & PLUS LOANS
Enrolled                                                            $  1.45 per month
Grace                                                               $  3.05 per month
Deferment                                                           $  3.05 per month
Forbearance                                                         $  3.05 per month
Repayment (Current; months 1 through 12)                            $  3.23 per month
Repayment (Current; months 13+)                                     $  2.86 per month
Repayment (More than 30 days past due; months 1 through 12)         $  3.55 per month
Repayment (More than 30 days past due; months 13+)                  $  3.18 per month
Default claim filing                                                $ 15.90 per claim filed

                                    EXHIBIT C

                                  DRAW NOTICE

                       NHELP-III, INC.WAREHOUSING FACILITY

Date: [2 Business Days prior to date Note Purchase is to be made]

In accordance with Section 2.02 of the Warehouse Note Purchase and Security Agreement dated as of September 1, 1999 (the "Agreement"), by and among NHELP-III, Inc. (the "Issuer"), Norwest Bank Minnesota, National Association (the "Trustee"), Delaware Funding Corporation, Three Rivers Funding Corporation, Morgan Guaranty Trust Company of New York, as DFC Agent and Administrative Agent, and Mellon Bank, as TRFC Agent, the Issuer hereby requests a Note Purchase in the amount and as of the date provided below. This request is accompanied by a Note Purchase Percentage Calculation Report as required pursuant to Section 4.02 of the Agreement.

Date of Issuance                                                                                         ------------

Additional Issuance/Rollover Amount:
 Total Required Additional Issuance/Rollover Amount as required                                          ------------
    pursuant to Exhibit D of the Agreement
New Issuance for the Funding of Student Loans:
 Aggregate Amount of Student Loans to be Financed
  Principal                                                                     ---------------

 Maximum Note Purchase Percentage, as provided in the Note Purchase             --------------- %
  Percentage Calculation Report for the most recently ended quarter
 Requested Note Purchase Percentage, not to exceed the Maximum
   Note Purchase Percentage provided above
 Amount of Issuance required for principal funding (Student Loan                --------------- %
   Principal multiplied by Requested Note Purchase %)
 Amount of Issuance required for interest funding                               ---------------
 Total Amount of New Issuance                                                                            ============

Total Issuance to be Purchased
 (Sum of Additional Issuance/Rollover Amount and Amount of New
  Issuance, provided above)                                                                              ============

 If a Liquidity Note Purchase, the requested Applicable Liquidity               (Not Applicable)
  Interest Rate

Test of Facility Amount:
 Total available Facility Amount                                                                          400,000,000

 Less the sum of:
  Total outstanding Note Purchases                                              ---------------
  Total projected Yield due on all outstanding Note Purchases                   ---------------
    Total outstanding Note Purchases & Yield                                                             ------------

 Remaining facility amount                                                                               ============

Capitalized terms not otherwise defined herein shall have the meanings assigned to them in the Agreement.

Please consider this proper authorization to transfer the above-requested Note Issuance to be purchased in the amount noted above to the Collection Account held by the Trustee on [DATE OF ISSUANCE]. Pursuant to Article IV of the Agreement, I hereby certify that NHELP-III, Inc. has met the Conditions precedent to a Note Issuance as required and as described in such section. I further certify that to the best of my knowledge and belief, the amounts provided above are accurate and complete.

                                         NHELP-III, INC.

                                         By____________________________________
                                              Terry J. Heimes, Vice President

                                    EXHIBIT D

                                 MONTHLY REPORT

                      NHELP-III, INC. WAREHOUSING FACILITY

Calculation Date: [3rd Business Day preceding the end of each month]
                  Calculation Period: [Calendar month immediately preceding the month in which calculation date occurs]
                  Settlement Date: [Second Business Day of each month] Collection Date: [6th Business Day preceding the end of each month]

                                                                                           INTEREST     PRINCIPAL
                                                                                          COLLECTIONS  COLLECTIONS    TOTAL
Collections:
  Interest Payments received by Servicers                                                 -----------  -----------  ---------
  Government Interest & Special Allowance Payments received (from DOE)                    -----------  -----------  ---------
  Interest on Collection Account                                                          -----------  -----------  ---------
  Interest on Cash Reserve Account                                                        -----------  -----------  ---------
  Principal Payments received by Servicer                                                 -----------  -----------  ---------
  Reimbursement of Origination Fees (DOE)                                                 -----------  -----------  ---------
  Reimbursement of Guarantee Fees (guarantor or prior lender)                             -----------  -----------  ---------
  Adjustments & Misc.                                                                     -----------  -----------  ---------

  Total Interest & Principal Collections received during the period from the prior        -----------  -----------  ---------
  Collection Date to the current Collection Date occurring during this Calculation
    Period
                                                                                          ===========  ===========  =========

  Required Additional Issuance                                                                                      ---------
  Total Collections and Additional Issuance                                                                         ---------

Payment Waterfall:
  1. Estimated Taxes payable prior to the next Settlement Date                                                      ---------
  2. Accrued and unpaid Servicer Fees and Custodian Fees as of the prior calculation Period                         ---------
  3. Accrued and unpaid Yield due and owing as of such Settlement Date                                              ---------
  4. Maturing Principal Amount of Note Purchases which are due as the Settlement Date     -----------
       Issuer designated Principal Reductions or Additions                                -----------               ---------
       Total Net Rollover Amount of Note Purchases
                                                                                          ===========               ---------
  5. Accrued and unpaid Commitment Fees, including the Commitment Fee, as of the current
     Calculation Period                                                                                             ---------
  6. Accrued and unpaid fees and expenses with respect to the Financed Loans as of the
       prior Calculation Period                                                                                     ---------
  7. Accrued and unpaid Trustee Fees as of the prior Calculation Period                                             ---------
  8. Amounts necessary to restore the Cash Reserve Account to the Cash Reserve
     Requirement or amounts allowed to be withdrawn from the Cash Reserve Account                                   ---------
  9. Accrued and unpaid Portfolio Administration Fees as of the
     current Calculation Period                                                                                     ---------
  10. On the Settlement Date immediately following each Valuation Date, amounts
      Calculated pursuant to the provisions of Exhibit E, and as further directed by
      the Issuer                                                                                                    ---------
  Total Required Payments pursuant to Section 2.05(c) of the Agreement
                                                                                                                    =========

As an authorized representative of NHELP-III, Inc., I hereby certify that to the best of my knowledge and belief the amounts provided above are accurate and complete as determined on the Calculation Date and in accordance with the provisions of the Warehouse Note Purchase and Security Agreement dated as of September 1, 1999 (the "Agreement"), by and among NHELP-III, Inc., Delaware Funding Corporation, Three Rivers Funding Corporation, Morgan Guaranty Trust Company of New York, Mellon Bank and Norwest Bank Minnesota, National Association, as trustee.

Capitalized terms not defined herein shall have the meanings assigned to them in the Agreement.

Date ________________________________
                                              NHELP-III, INC.

                                              By _______________________________
                                                 Terry J. Heimes, Vice President

                                   EXHIBIT E-1

                    FORM OF ASSET COVERAGE RATIO CERTIFICATE

NHELP-III, INC. WAREHOUSING FACILITY

AGGREGATE MARKET VALUE:*

1. Outstanding principal balance of Financed Loans, multiplied by the Loan Valuation Percentage

2. Accrued and unpaid borrower interest, federal interest subsidies and special allowance payments

3. Outstanding principal balance of Permitted Investments, including accrued and unpaid interest thereon

4. Payments on Financed Loans or other assets received by the Servicer or the Issuer and not yet transferred to the Trustee

5.       The unamortized value of any prepaid expenses

Total Aggregate Market Value

LIABILITIES:*

1.       Facility Amount Note Purchases

2.       Accrued and unpaid Yield and Commitment Fees

3.       Any other accrued and unpaid fees:

                  (a)      Custodian Fees

                  (b)      Commitment Fees

                  (c)      Servicing Fees

                  (d)      Trustee Fees

                  (e)      Portfolio Administration Fees

                  (f)      Other

                  Total Fees

Total Liabilities

Asset Coverage Ratio (Total Aggregate Market Value/Total Liabilities)        %

------------------
* Certain summary reports have been attached providing detailed calculations for the amounts provided above, or are available upon request.

As an authorized representative of NHELP-III, Inc., I hereby certify that to the best of my knowledge and belief the calculation of the Asset Coverage Ratio is accurate and complete as determined on the Calculation Date and in accordance with the provisions of the Warehouse Note Purchase and Security Agreement dated as of September 1, 1999 (the "Agreement"), by and among NHELP-III, Inc., Delaware Funding Corporation, Three Rivers Funding Corporation, Morgan Guaranty Trust Company of New York, Mellon Bank and Norwest Bank Minnesota, National Association, as trustee.

All capitalized terms not defined herein shall have the meanings assigned to them in the Agreement.

Date ______________________________

                                       NHELP-III, INC.

                                       By _________________________________
                                          Terry J. Heimes, Vice President

                                     E-1-2

                                   EXHIBIT E-2

                        FORM OF CASH RELEASE CERTIFICATE

                      NHELP-III, INC. WAREHOUSING FACILITY

   Calculation Date (Quarterly): [3rd Business Day preceding the end of each
                 January 31, April 30, July 31, and October 31]

            Settlement Date following each Quarterly Valuation Date:
                    [February 1, May 1, August 1, November 1]

Corporate Trust Officer
Norwest Bank Minnesota,
 National Association
6th & Marquette
Minneapolis, MN

Pursuant to Section 2.05(c)(ix) of the Warehouse Note Purchase and Security Agreement dated as of September 1, 1999 (the "Agreement"), by and among NHELP-III, Inc. (the "Issuer"), Delaware Funding Corporation, Three Rivers Funding Corporation, Morgan Guaranty Trust Company of New York, Mellon Bank and Norwest Bank Minnesota, National Association, as trustee, you are hereby instructed to release funds in the amount of $____________________________(the "Cash Release Amount") to be transferred to the Issuer or any other Person as directed by the Issuer (by wire transfer as directed by the Issuer) on the Settlement Date of___________________________________. The Cash Release Amount is the amount of funds permitted to be withdrawn pursuant to Exhibit D to the Agreement and as further permitted by the calculation of the Asset Coverage Ratio, included herewith. Provided below is the calculation of the restated Asset Coverage Ratio following the withdrawal of the Cash Release Amount. Additionally, provided in connection with this Cash Release Certificate is the Asset Coverage Ratio and the Valuation Report. As an authorized representative of NHELP-III, Inc., I hereby certify that to the best of my knowledge and belief the calculation of the Cash Release Amount and the restated Asset Coverage Ratio are accurate and complete as determined on the Calculation Date; and I further certify that any transfer hereunder shall not result in an Event of Default or a required collateral call pursuant to the provisions of the Agreement.

All capitalized terms not defined herein shall have the meanings assigned to them in the Agreement.

         Restated Asset Coverage Ratio:
         Total Aggregate Market Value
         Less: Permitted Cash Release Amount                      (______)
         Total Restated Aggregate Market Value

         Total Liabilities calculated pursuant to Exhibit______

         Restated Asset Coverage Ratio                             _____%

         Required Release Ratio                                    _____%

Date ____________________________

                                    NHELP-III, INC.

                                    By ____________________________________
                                       Terry J. Heimes, Vice President

                                     E-2-2

                                    EXHIBIT F

                         TRUSTEE'S FEE LETTER AGREEMENT

[NORWEST BANKS LOGO]                           Norwest Bank Minnesota, N.A.
                                               Corporate Trust
                                               Norwest Center
                                               Sixth and Marquette
                                               Minneapolis, Minnesota 55479-0069
                                               612/667-9165

September 10, 1999

Mr. Terry J. Heimes
Vice President
NHELP, Inc.
1300 "O" Street
Lincoln, NE 68508

                                NHELP-III, INC.
                 WAREHOUSE NOTE PURCHASE AND SECURITY AGREEMENT
                          DATED AS OF SEPTEMBER 1, 1999
                                  $400,000,000

Dear Mr. Heimes:

On behalf of Norwest Bank I am pleased to provide this fee letter to serve as Indenture Trustee and Eligible Lender Trustee on the referenced transaction. Norwest Corporate Trust Services appreciates its present relationship with NHELP and affiliates, and we value the opportunity to expand this relationship through this credit facility.

Norwest Corporate Trust Services' fee schedule relating to the Warehouse Note Purchase and Security Agreement, dated as of September 1, 1999 ($400,000,000) is as follows:

         I.       INITIAL FEE:                           $4,500.00

         This fee covers all initial services in connection with acceptance of the Trust, including the examination and execution of the Trust agreement and all supporting documents, and establishing the necessary accounts and records. THIS FEE ALSO INCLUDES AN ENFORCEABILITY OPINION FROM IN-HOUSE LEGAL COUNSEL ASSOCIATED WITH REVIEW OF THE ORIGINAL DOCUMENTS. Should other opinions be required, notice will be given in advance concerning the billing of additional amounts. This is a one-time fee payable at closing.

         LEGAL EXPENSES INCURRED RELATING TO THE PREPARATION OF AMENDMENTS TO EXISTING GUARANTEE AGREEMENTS WILL BE BILLED TO NHELP AT COST.

                                    EXHIBIT G

                  COPIES OF SERVICING AND CUSTODIAN AGREEMENTS

                           UNIPAC SERVICE CORPORATION
                         GUARANTEED STUDENT LOAN PROGRAM

                               SERVICING AGREEMENT

THIS AGREEMENT entered into and effective as of the 16th day of September, 1999, by and between UNIPAC SERVICE CORPORATION, a Nebraska corporation, Aurora, Colorado, herein referred to as "UNIPAC", and NHELP-III, Inc., herein referred to as "NHELP".

         WHEREAS, UNIPAC is in the loan servicing business in the State of Colorado, and in the ordinary course of such business has processed and serviced loans to student/parent borrowers (the "Education Loans") which are made and guaranteed in accordance with the provisions of the Higher Education Act of 1965, as amended (the "Education Act") (references hereinafter to the "Education Act" include rules and regulations promulgated thereunder as in effect from time to time) including, but not limited to, the due diligence requirements established from time to time thereunder regarding the activities required to be performed by or on behalf of a lender with respect to delinquent or defaulted loans, including the requirements set forth in 34 C.F.R. Section 682.411 (the "Due Diligence Requirements"); and

         UNIPAC has developed and/or has available to it the systems and services to enable it to process and service Education Loans in accordance with
(i) the Education Act; and (ii) the rules, regulations and requirements of any entity authorized under the Higher Education Act to guarantee the Education Loans that UNIPAC and NHELP mutually agree as the guarantor of the Education Loans owned by NHELP and serviced by UNIPAC pursuant to this Agreement (each a "Guarantor" and the rules, regulations and requirements of such Guarantor being hereafter called the Regulations); and

         NHELP in the ordinary course of its business acquires Education Loans; and

         NHELP desires to retain UNIPAC to process and service certain of its Education Loans.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties agree as follows:

         1.       TERM.

         1.1 The term of the Agreement shall be from the date of this Agreement for a period of five (5) years ("Initial Term") with respect to certain of NHELP's Education Loans, subject to earlier termination as provided in Section
15. This Agreement may be renewed for an additional five (5) year term ("Additional Term") provided, (a) NHELP gives written notice not less than Ninety (90) days and not more than One Hundred Twenty (120) prior to expiration of the Initial Term to UNIPAC of its intent to renew and (b) after delivery of such notice and prior to expiration of the Initial Term, UNIPAC and NHELP mutually agree on the fees to be charged pursuant to Section 8 hereof for the services to be provided by UNIPAC during the Additional Term. Upon expiration of the Initial or Additional Terms of this Agreement, all terms and conditions of this Agreement (except for the fees to be charged pursuant to Section 8 hereof for the services to be provided by UNIPAC, which shall be subject to redetermination by UNIPAC as provided below) shall continue on a month to month basis until such time that either party may terminate this Agreement, with or without cause, upon Sixty
(60) days' prior written notice to the other party. Should this Agreement continue in force on a month to month basis after expiration, UNIPAC reserves the right to, at any time, increase, decrease, modify and/or change the Service Fee as provided for in Section 8 and Schedule A attached hereto, in such manner as UNIPAC may determine upon Sixty (60) days' prior written notice to NHELP.

         1.2 (a) Upon the termination of this Agreement, UNIPAC shall turn over to NHELP all Education Loan files complete with all information contained therein and all current computer information on the Education Loans under service pursuant to this Agreement in such form or fashion as NHELP shall reasonably specify. At such deconversion, a fee of $12.00 per account plus any other reasonable expenses incurred in connection with the transfer of such files and other information shall be paid by NHELP.

(b) UNIPAC and NHELP specifically agree that the format used to transfer
NHELP's data contains confidential and proprietary trade secret information which is the exclusive property of UNIPAC. UNIPAC and NHELP agree, however, that all aspects of the underlying computer program, algorithms, methods of processing, specific design and layout, report format, and the unique processing techniques and interactions of the various aspects of UNIPAC's computer program are trade secrets of, proprietary to, and owned exclusively by UNIPAC. The confidentiality provisions of this Section 1.2(b) shall survive any termination or expiration of this Agreement. NHELP covenants and agrees to keep confidential all such information, processes, designs, layouts, and ideas described in this
Section 1.2(b) and all Trade Secrets (as defined in Section 11 below and, collectively with the information described in this Section 1.2(b), the "UNIPAC Proprietary Information") and to disclose UNIPAC Confidential Information only with the prior written consent of UNIPAC. Notwithstanding the foregoing, NHELP shall be permitted (without UNIPAC's prior consent) to disclose UNIPAC Proprietary Information to any third party lender or credit provider that has an interest in the Education Loans serviced by UNIPAC hereunder or for whose benefit any such loans are pledged as collateral to secure obligations of NHELP (each an "NHELP Lender"), provided that, prior to such disclosure, such NHELP Lender delivers to NHELP (for the benefit of UNIPAC) its written acknowledgment of the proprietary nature of the UNIPAC Proprietary Information and its agreement to keep such information confidential and executes a UNIPAC non-disclosure agreement. The specific data contained in any reports or computer printouts produced by UNIPAC shall not constitute UNIPAC Proprietary Information and all such data is and shall remain the exclusive property of NHELP.

         1.3 NHELP shall have the right to transfer and assign all rights under this servicing agreement to any affiliate, trustee or other party of interest, including, but not limited to one or more NHELP Lenders, for the purpose of securing servicing arrangements for student loans financed through the issuance of debt instruments or other financing arrangements.

         2. DELIVERY OF EDUCATION LOANS FOR SERVICING AND COLLECTION. Subject to UNIPAC's scheduling requirements, NHELP may from time to time deliver or cause to be delivered to

UNIPAC, Education Loans with respect to which loan processing has been completed and loan proceeds have been disbursed to the student/parent borrowers prior to the date of delivery to be serviced pursuant to the terms of this Agreement. NHELP shall transmit to UNIPAC all such loan documentation as required by UNIPAC to enable it to service the Education Loans as provided herein.

         3. SERVICING OF EDUCATION LOANS. Upon acceptance of any Education Loan into UNIPAC's computer system and after the sale date (if applicable) of the Education Loan to NHELP, UNIPAC shall service such Education Loan in accordance with the Education Act, the Regulations, and except to the extent contrary to the Education Act or the appropriate Regulations, in accordance with the provisions of this Agreement, including the following:

         (a) UNIPAC shall take all steps necessary to maintain the insurance on Education Loans in full force at all time.

         (b) UNIPAC shall prepare and mail directly to the student/parent borrower all required statements, notices, disclosures and demands.

         (c) UNIPAC shall retain records (tracked by Education Loan) of contacts, follow-ups, collection efforts and correspondence regarding each Education Loan.

         (d) UNIPAC shall maintain books of account which shall reflect for each Education Loan all transactions related thereto, including, but not limited to, accounting for all payments of principal and interest upon such Education Loans.

         (e)      UNIPAC shall process all deferments and forbearances.

         (f) UNIPAC shall process all address changes and update address changes accordingly.

         (g) UNIPAC shall retain all documents received by UNIPAC pertaining to each Education Loan.

         (h) When necessary and allowable by the Education Act, UNIPAC shall take all steps necessary to file a claim for loss with Guarantor, and shall be responsible for all communication and contact with that agency necessary or appropriate to accomplish the same.

         (i) UNIPAC shall provide a Lender's Manifest of Education Loans on all new accounts, accounts paid in full or converted to repayment, and provide any other information required by Guarantor.

         (j) UNIPAC shall process and add to the UNIPAC Servicing System repurchased loans from the Guarantor as required by the Regulations or upon the request of NHELP. The Repurchase Fee as provided in Schedule A shall apply. This fee will be waived if such repurchase is due to a UNIPAC servicing error or violations by UNIPAC of the Due Diligence Requirements.

         (k) UNIPAC shall provide such other services as UNIPAC customarily provides and deems appropriate or as shall be necessary to maintain at all times the eligibility under the Education Act and the Regulations of the Education Loans for all subsidies, benefits, guarantees and insurance payments.

         4. ADDITIONAL SERVICING ACTIVITIES. At NHELP's request UNIPAC agrees to perform additional servicing activities not required under the terms of this Agreement for those Education Loans transferred to UNIPAC which have not been previously serviced in accordance with the Education Act and Regulations, and which require additional servicing activity to attempt to maintain or reinstate the loans' principal and interest guarantee from the Guarantor ("Cure Procedures"). UNIPAC, utilizing Cure Procedures approved by the Guarantor, will use its best efforts to cure all defects caused by NHELP. UNIPAC makes no representation or warranty that the guarantee on each Education Loan will be reinstated regardless of UNIPAC following the Cure Procedures as approved by the Guarantor. NHELP agrees to pay UNIPAC those fees for Cure Services described in Schedule A under the topic entitled "Additional Servicing Activity".

         5. PORTFOLIOS SUBJECT TO REJECTION BY UNIPAC. NHELP acknowledges that certain loan portfolio types pose a risk of financial hardship for UNIPAC to service under this Agreement. UNIPAC may in its discretion, prior to placing such loans in the UNIPAC system, reject certain loans or loan portfolios ("Rejected Loans"). UNIPAC shall provide NHELP with reasonable advance notice as to any Rejected Loans which UNIPAC declines to place on its system. UNIPAC shall have no right to reject or decline loans after the loans are transferred to the UNIPAC system.

         6. REPORTS TO NHELP. (a) On or before the 15th day of each month, unless some other time is provided herein, UNIPAC shall prepare and deliver to NHELP, or to such other person as NHELP may designate, the following reports with respect to activity during the preceding month:

         (i) as of the last day of each month, an unaudited statement, in reasonable detail, of all transactions during that month on Education Loans serviced by UNIPAC for NHELP;

         (ii)     Processing Status Report (daily);

         (iii)    Check Register (daily);

         (iv)     Posting Ledger (daily/monthly);

         (v)      Statistical Report (monthly);

         (vi)     Loan Ledger/Alpha Report (monthly);

         (vii)    Guarantor Manifest (monthly);

         (viii)   Delinquency Report (daily/monthly);

         (ix)     Claims Activity Report (monthly).

         NHELP shall receive at no cost one copy of each of the foregoing reports. UNIPAC will provide extra copies at the request of NHELP. NHELP shall reimburse UNIPAC its cost in producing such extra copies.

         (b) UNIPAC will provide to NHELP: (i) as soon as available and in any event within 120 days after the end of each fiscal year, copies of consolidated financial statements for it and its subsidiaries prepared in accordance with generally accepted accounting principles, duly certified by independent certified public accountants of recognized standing selected by UNIPAC, including consolidating statements, which shall set forth therein or in the footnotes thereto UNIPAC's estimate of the amount of losses which could be incurred form known and potential errors on Education Loans currently serviced by UNIPAC, as well as the amount charged off or expensed for such losses during the year; (ii) on annual basis within ten (10) days after receipt thereof, copies of SAS 70 reports and any other annual compliance audit required by the Education Act; and (iii) to the extent not provided in (i) and (ii) above on an annual basis, its error rate in complying with the Due Diligence Requirements as such error rate is determined by the annual compliance audit referred to in clause (b) hereof.

         (c) NHELP covenants and agrees to keep confidential all financial statements and other information provided to it pursuant to Section 7(b) (collectively, "UNIPAC Financial Information") and to disclose UNIPAC Financial Information only with the prior written consent of UNIPAC. Notwithstanding the foregoing, NHELP shall be permitted (without UNIPAC's prior consent) to disclose UNIPAC Financial Information to any NHELP Lender, provided that, prior to such disclosure, such NHELP Lender delivers to NHELP (for the benefit of UNIPAC) its written acknowledgment of the proprietary nature of the UNIPAC Financial Information and its agreement to keep such information confidential by execution of a UNIPAC non-disclosure agreement.

         7. INTEREST COMPUTATION. UNIPAC shall provide on a quarterly basis statistical data for the computation of interest and special allowance billable to the U.S. Department of Education for NHELP's Education Loans. Data will be computed commencing with the date Education Loans appear on the records of UNIPAC.

         8. SERVICE FEE TO UNIPAC.

         (a) NHELP shall pay to UNIPAC, but solely from moneys on deposit in the Collection Account held pursuant to the Loan Agreement, within fifteen (15) days of billing statement, for and in consideration of the services performed by UNIPAC hereunder for the preceding month, the fee provided for in Schedule A of this Agreement, as follows:

                  (i) The Servicing Fee shall be as described in Schedule A of this Agreement which is attached hereto and incorporated herein by this reference.

         (b)      In the event Servicing Fees are not paid within Forty-Five
                  (45) days of the billing statement, (except in the event NHELP has a bona fide dispute with the accuracy of said billing statements), NHELP agrees UNIPAC will have the following rights to (a) withhold reports otherwise due; (b) impose a late charge of one and one-half percent (1 1/2%) per month against the entire outstanding balance of the account including any prior late charge; and (c) terminate services without notice if nonpayment persists for sixty (60) days from billing or more.

         (c) The parties agree that should UNIPAC be required to make system wide substantive or material changes to its current lender servicing practices or servicing system due to changes to the Education Act, or Regulations or to other costs beyond UNIPAC's control, UNIPAC may renegotiate the Servicing Fees with NHELP to reasonably reflect the financial impact on UNIPAC due to these events at any time during the term of this Agreement.

         9. LOAN PAYMENTS. Student/parent borrowers will make all loan payments to a third party lockbox established by UNIPAC. All cash receipts will be remitted daily to the Trustee or as NHELP may otherwise reasonably request. UNIPAC shall not be entitled to any lien or charge on, or right to set off against any Education Loans or proceeds therein coming into its possession or otherwise.

         10. DISCLOSURE OF INFORMATION. All data, information, records, correspondence, reports or other documentation received by UNIPAC pursuant to this Agreement from NHELP or the school which the student attended or from the student/parent borrower, or prepared and maintained by UNIPAC in the course of its activities under this Agreement shall be released or divulged only to NHELP, or with respect to information or documents relating to a particular student/parent borrower, to that student/parent borrower, or such other parties as UNIPAC may be directed in writing by NHELP or such student/parent borrower.

         11. INTELLECTUAL PROPERTY PROTECTION. Notwithstanding anything in this Agreement to the contrary, it is the express intention of the parties to this Agreement that all right, title and interest of whatever nature in UNIPAC's user manuals, training materials, all computer programs, routines, structures, layout, report formats, together with all subsequent versions, enhancements and supplements to said programs, all copyright rights (including both source and object code) and all oral or written information relating to UNIPAC's programs conveyed in confidence by UNIPAC to NHELP pursuant to this Agreement which is not generally known to the public and which give UNIPAC an advantage over its competitors who do not know or use such information (hereinafter collectively referred to as "Trade Secrets"), and all other forms of intellectual property of whatever nature is and shall remain the sole and exclusive property of UNIPAC.

         12. INQUIRIES; INSPECTIONS. (a) UNIPAC shall answer all inquiries received by it (including, but not limited to, from NHELP Lenders) pertaining to Education Loans, school status or refunds, and NHELP shall cooperate to the extent necessary to gather the information needed to answer such inquiries. Such inquiries may be referred to the school which the Student Borrower attended or is attending, if necessary. UNIPAC shall have no responsibility for any disputes between student/parent borrower and schools regarding tuition, registration, attendance, or quality of education/training.

(b) NHELP, any of NHELP's Lenders or any of their respective designated representatives may at any time during UNIPAC's regular business hours examine, at its or their sole cost and expense, the records which UNIPAC maintains on the Education Loan serviced by UNIPAC hereunder.

         13. AGENT AUTHORIZATION. NHELP hereby authorizes UNIPAC to act on behalf of and as NHELP's Agent in the servicing of certain of NHELP's Education Loans. Such authorization will include but not be limited to all correspondence and liaison necessary with Guarantor regarding NHELP's Education Loans, assignment of claims to Guarantor and any/or all other communications, correspondence, signatures or other acts appropriate to service NHELP's Education Loans in accordance with the Education Act and/or Regulations.

         14. LIABILITY OF UNIPAC. UNIPAC assumes no responsibility or liability for failure of NHELP to exercise reasonable care of due diligence and the results thereof, in making or servicing an Education Loan prior to placing of the Education Loan on UNIPAC's system and prior to the date NHELP holds ownership of the Education Loan. UNIPAC also assumes no liability for the failure of any student/parent borrower to repay his or her loan, nor the failure of the United States government to pay any principal, interest, subsidy or special allowance, nor for the failure of Guarantor to make payment of any principal and/or interest on any of NHELP's Education Loans. UNIPAC shall not be responsible for consequences of unreasonable acts of any Guarantor. In the event UNIPAC shall take any action or fail to take any action which causes any Education Loan in NHELP's portfolio to be denied the benefit of any applicable guarantee, UNIPAC shall have a reasonable time to cause the benefits of the guarantee to be reinstated. If the guarantee is not reinstated within twelve
(12) months of denial by Guarantor, UNIPAC shall pay NHELP an amount equal to the outstanding principal balance plus all accrued interest and other fees due on the Education Loan to the date of purchase ("Reimbursed Education Loan"), up to the amounts the applicable Guarantor would have paid under the Education Act, as amended and the Regulations (as well as the Guarantor's reinsurance agreement with the U.S. Secretary of Education), but for the action or inaction of UNIPAC relating to servicing errors of UNIPAC, and thereupon UNIPAC shall be authorized by NHELP, without limitation, the right to collect on the Reimbursed Education Loan, the right to federal subsidies otherwise entitled to NHELP, and agency authorization to utilize litigation in its collection efforts. For any Reimbursed Education Loan for which the guarantee is fully reinstated by Guarantor, NHELP shall pay UNIPAC an amount equal to the then outstanding principle balance plus all accrued interest due thereon, up to the amounts applicable as Guarantor would have paid under the Education Act, as amended and the Regulations (as well as the Guarantor's reinsurance agreement with the U.S. Secretary of Education), but for the servicing errors of UNIPAC, whereupon the aforementioned authorization of UNIPAC shall terminate.

         15. TERMINATION OPTION. If at any time during the term of this Agreement either party refuses or fails to perform in a material fashion any portion of this Agreement, and fails or refuses to correct said action or lack of action within Thirty (30) days after receipt of written notice, the other party may, upon an additional Thirty (30) days' written notice to NHELP, the NHELP Lender and the Trustee, terminate this Agreement, but only so long as a Servicer has been appointed pursuant to the terms of the Loan Agreement.

         16. INDEMNIFICATION. NHELP shall indemnify and hold UNIPAC harmless from and against all claims, liabilities, losses, damages, costs and expenses (including reasonable attorney's fees) ("Losses") asserted against or incurred by [UNIPAC as a result of UNIPAC complying with any instruction or directive by NHELP and UNIPAC shall in like manner indemnify NHELP for any miscompliance with any such instruction or directive by UNIPAC.

         17. STATUTE OF LIMITATIONS. Any action for the breach of any provisions of this Agreement shall be commenced in accordance with any limitation on actions for contracts under Nebraska law.

         18. THIRD PARTY BENEFICIARIES. The parties hereto acknowledge and agree that each NHELP Lender, Norwest Bank Minnesota, National Association, as trustee, Delaware Funding Corporation, Three Rivers Funding Corporation, Morgan Guaranty Trust Company of New York, and Mellon Bank, N.A. shall be third party beneficiaries of this Agreement with the power and right to enforce the provisions of this Agreement against he parties hereto and that a security interest in the Education Loans has been granted to said entities by NHELP. In the event that any of such third party beneficiaries become the assignee or successor of NHELP and, as such assignee or successor of NHELP, enforces this Agreement against UNIPAC, then said third party beneficiary shall succeed to the duties and obligations of NHELP under this Agreement.

         19. NOTICES. All notices or communications by one of the parties hereto to the other shall respectfully be addressed as follows: UNIPAC Service Corporation, 3015 South Parker Road, Suite 400, Aurora, Colorado 80014 and NHELP-III, Inc., 121 South 13th Street, Suite 301, Lincoln, Nebraska 68508, or to such other address as may be indicated from time to time by one of the parties to the other party. Except as otherwise expressly provided, any notice shall have been deemed to have been given upon mailing thereof when mailed by registered or certified mail, and upon receipt in every other case.

         20. GOVERNING LAW. This Agreement is executed and delivered within the State of Nebraska, and the parties hereto agree that it shall be construed, interpreted and applied in accordance with the internal laws of that State without reference to its conflicts of law principles, and that the courts and authorities within the State of Nebraska shall have sole jurisdiction and venue over all controversies which may arise with respect to the execution, interpretation and compliance with this Agreement.

         21. CHANGES IN WRITING. This Agreement, including this provision hereof, shall not be modified or changed in any manner except only by a writing signed by all parties hereto.

         22. SEVERABILITY. In the event a court of competent jurisdiction finds any of the provisions of this Agreement to be so overly broad as to be unenforceable or invalid for any other reason, it is the parties' intent that such invalid provisions be reduced in scope or eliminated by the court, but only to the extent deemed necessary by the court to render the provisions of this Agreement reasonable and enforceable.

         23. PERSONS BOUND. This Agreement shall be binding upon and inure to the benefit of the parties hereto, their legal representatives, heirs, successors and assigns.

         24. ASSIGNMENT. Except as provided in Sections 1.3 and 18 hereof, this Agreement shall not be assigned by either party without the prior written consent of the other party which consent shall not be unreasonably withheld.

         25. TITLES. The titles used in this Agreement are intended for convenience and reference only. They are not intended and shall not be construed to be a substantive part of this Agreement or in any other way to affect the validity, construction or effect of any of the provisions of this Agreement.

         26. WAIVER. The waiver or failure of either party to exercise in any respect any right provided for herein shall be in writing, and shall not be deemed a waiver of any further right hereunder.

         27. CONTINUITY OF LOAN SERVICING.

         27.1 In the event NHELP desires to sell any of its Education Loans, NHELP shall sell the Education Loans, subject to this Agreement, to a lender also maintaining an agreement with UNIPAC, in order for the sale to cause no disruption in service, or change in UNIPAC for the Borrower. If NHELP elects for any reason to remove from the servicing system of UNIPAC all or any of the Education Loans that NHELP, now owns or hereafter acquires, NHELP shall give UNIPAC written notice of such election at least Ninety (90) days prior to the date NHELP intends to remove such Education Loans. NHELP hereby grants to UNIPAC or its designee the option then to purchase from NHELP all or any portion of the Education Loans that NHELP owns on any date selected by UNIPAC prior to such removal, at a purchase price equal to the fair market value of the Education Loan(s) as established by third party certification on the date of purchase. UNIPAC's option to purchase may be exercised by sending written notice thereof to NHELP within ninety (90) days after UNIPAC's receipt of NHELP's notice of election to remove Education Loans from the UNIPAC servicing system. The option to purchase referred to above shall not apply or be available to UNIPAC in the event UNIPAC terminates the servicing agreement for any reason other than non-payment of servicing fees applicable under this Agreement.

         27.2 Section 27.1 will not apply in (i) the event of UNIPAC breach or default, (ii) with respect to a sale f the Education Loans to a holder of other loans for the same borrower, or (iii) upon a sale of an Education Loan by the Trustee if an Event of Default has occurred under the Loan Agreement.

         27.3 The intent of this Section 27 is to assure that every Education Loan will remain with UNIPAC for servicing for the life of the loan.

         27.4 The foregoing provisions of this Section 27 are and shall at all times remain subordinate and inferior to the rights and interests of any NHELP Lender in the Education Loans of NHELP and, in the vent of a foreclosure of ownership of the Education Loans of NHELP pursuant to any security interest held for the benefit of an NHELP Lender, the foregoing provisions shall terminate and shall have no force or effect.

         28. REMOVAL FEE. Should NHELP, remove any of its Education Loans from the UNIPAC system prior to a scheduled termination or breach of this Agreement, NHELP agrees to pay to UNIPAC a removal fee of Fifteen Dollars ($15.00) per loan transferred off the UNIPAC computer system. This removal fee shall be exclusive of those charges described in Section 1.2 of this Agreement.

         29. FORCE MAJEURE. The foregoing provisions of this Agreement are subject to the following limitation: If by reason of a force majeure UNIPAC is unable in whole or in part to carry out any agreement on its part herein contained, UNIPAC shall not be deemed in default during the continuance of such inability. The term "force majeure" as used herein shall mean, without limitation, the follows: acts of God; acts of public enemies; insurrections; riots; landslides; earthquakes; fires; storms; droughts; floods; explosions.

UNIPAC shall at all times during the term of this Agreement, maintain a business continuance or disaster recovery plan. NHELP shall have the right to inspect such plan at any time upon request by NHELP.

         30. HIRING. NHELP agrees that during the term of this Agreement and any extensions or renewals thereof, and for one year thereafter, NHELP shall not solicit for hire, or knowingly allow its employees to solicit for hire, any employees of UNIPAC.

         31. ENTIRE AGREEMENT. This is the entire and exclusive statement of the Agreement between the parties, which supersedes and merges all prior proposals, understandings and all other agreements oral and written, between the parties relating to this Agreement.

         32. CONSENTS AND APPROVALS. The parties acknowledge that this Agreement is subject to certain consents and approvals from one or more of the NHELP Lenders and that the Education Loans of NHELP being serviced hereunder shall in part be pledged as collateral security to or for the benefit of the NHELP Lenders. The parties consent to the pledge of such Education Loans as collateral security and agree that, after any assignment, transfer or foreclosure of ownership of the Education Loans pursuant to such collateral security arrangements, an NHELP Lender shall, without further action or approval from UNIPAC, succeed to the rights and obligations of NHELP under this Agreement (except those obligations in Section 27 above) in respect of the transferred Education Loans. In addition, subsequent to the execution of this Agreement, the parties shall use their best efforts in good faith to obtain any required consents and approvals; provided however, that the parties shall amend or modify this agreement to the extent necessary to obtain any required consent or approval.

             [THE BALANCE OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                             UNIPAC SERVICE CORPORATION

                                    By: /s/ Edward P. Martinez
                                        ----------------------------------

                                    Name: Edward P. Martinez

                                    Title: Senior Vice President

                                    Date: September 16, 1999

                                             NHELP-III, INC.

                                    By: /s/ Terry J. Heimes
                                        ----------------------------------

                                    Name: Terry J. Heimes

                                    Title: Vice President

                                    Date: September 16, 1999

                                  SCHEDULE "A"

A.       Conversion Fee.

         Five Dollars ($5.00) per account acquired by NHELP and added to the UNIPAC Servicing System during the period of time the borrower is in school. For periods of time other than when the borrower is in school, the fee will be Ten Dollars ($10.00) per account. Notwithstanding the foregoing, no fee will be assessed for the first twenty thousand Education Loans converted to UNIPAC for full servicing after execution of this Agreement. All on-system conversions to or from a full service client of UNIPAC will be performed at no charge to NHELP.

         Notwithstanding the foregoing, should any portfolio present an "Extraordinary Conversion", requiring additional conversion services materially beyond that customarily provided for a normal acquisition of Education Loans, then NHELP agrees to pay a conversion fee mutually agreed to between NHELP and UNIPAC.

         For purposes of this Agreement, whether a portfolio presents an Extraordinary Conversion shall be determined after the data analysis, and file review, have been conducted of the portfolio by UNIPAC. Factors to consider in determining whether a portfolio presents an Extraordinary Conversion are as follows:

         1.       Unprocessed data.

         2.       Degree to which the conversion may be automated versus manual.

         3. Integrity of the documentation. Are the files complete? Does the data match the file content?

         4.       Presence of backlogged processing in the portfolio.

         5. Whether prior servicing had substantial noncompliance with the Education Act and Regulations.

         After consideration of the foregoing factors, NHELP and UNIPAC agree to come to mutual agreement at the beginning and once again at the end of the conversion of a particular portfolio as to whether they need to negotiate a mutually agreeable conversion fee.

B.       Monthly Servicing Fee - GSL (Stafford) Loans in School Status.

         One Dollar and Fifty Cents ($1.50) per in-school account per month.

C. Monthly Servicing Fee - GSL (Stafford, PLUS, SLS) Loans in Other Than School Status.

         Three Dollars and Twenty Cents ($3.20) per account per month.

D.       Consolidation Loans.

         Three Dollars and Seventy-Five Cents ($3.75) per account per month.

E.       Billing for Servicing Fees.

         The full monthly servicing fee shall be paid commencing with the calendar month an account is disbursed on or converted to the UNIPAC system.

F.       Additional Servicing Activity.

         Thirty-five Dollars ($35.00) per Education Loan referred for such cure services, plus ten percent (10%) of all sums made eligible for reinstatement of guarantee (including principal, interest and special allowance) as a result of successful performance of the Cure Procedures required by Guarantor. (This fee shall not apply to loans that have lost their guarantee due to an error or omission of UNIPAC.)

G.       Delinquency Fee.

         A surcharge of Two Dollars and Twenty-Five Cents ($2.25) for each account thirty (30) or more days past due through date of claim payment by Guarantor, or until account becomes current.

H.       Appeal Fee.

         A fee of Ten Dollars ($10.00) per month per account will be assessed for UNIPAC to research and appeal accounts which are rejected or returned by the guarantor due to acts, errors or omissions that occurred on the account prior to servicing by UNIPAC.

I.       Minimum Monthly Fee.

         There will be a minimum monthly fee of Seven Hundred and Fifty Dollars ($750.00) per month.

J.       Repurchase Fee.

         Twenty Dollars ($20.00) per account repurchased from the Guarantor and added to the UNIPAC Servicing System.

K.       Removal Fee.

         Loans transferred off the UNIPAC Servicing System prior to termination of this Agreement will be assessed a fee of Fifteen Dollars ($15.00) per account.

L.       Deconversion Fee.

         Loans transferred off the UNIPAC Servicing System on or after termination of this Agreement will be assessed a fee of Twelve Dollars ($12.00) per account.

M.       PLUS (or Other Loan) Loan Credit Checks.

         Fees for obtaining a credit bureau report and evaluation will be Two Dollars and Fifty Cents ($2.50) per loan application. An additional fee of Fifty Cents ($.50) will be charged for those applications in which written authorization must first be obtained prior to pulling a credit bureau report.

N.       Other Services.

         For services requested by NHELP that are beyond the scope of those described in this Agreement, the fees shall be quoted and mutually agreed in accordance with the following guidelines:

         (1) Supplies          Cost

         (2) Training          $40.00 per hour

         (3) Programming       $70.00 per hour

         (4) Consulting        $80.00 per hour

         Projects an services of this type shall be provided only after request by NHELP and after time and total cost estimate is provided by UNIPAC.

O.       Legal Opinions.

         Cost of the opinion.

               UNIPAC SERVICE CORPORATION NONDISCLOSURE AGREEMENT

I.       INTRODUCTION

         This is an agreement between NHELP-III, Inc. (reviewing organization), dated September 16, 1999, and UNIPAC Service Corporation (UNIPAC) in which Reviewing Organization agrees not to disclose certain financial information belonging to UNIPAC as set forth hereinafter.

II.      AGREEMENT

         In consideration of being made privy to confidential financial information belonging to UNIPAC, Reviewing Organization hereby agrees not to disclose any UNIPAC financial information to any third party or use the same in competition with UNIPAC. At the request of Reviewing Organization, UNIPAC may agree to make such financial information available to persons designated by Reviewing Organization upon satisfying the requirements stated in Section III.

III.     CONFIDENTIALITY

         The Reviewing Organization agrees during the review and/or receipt of certain of UNIPAC'S financial data and forever thereafter to keep confidential any information and material (both written and verbal) provided to Reviewing Organization by UNIPAC. Reviewing Organization agrees not to copy any such materials provided by UNIPAC. Reviewing Organization further agrees not to release, share, disclose or let others view the same, except after advising of the nondisclosure restrictions contained herein, to only those of Reviewing Organization's employees, agents, or advisors having a need to know for the purpose of evaluating the financial condition of UNIPAC and its ability to perform its obligations under a Servicing Agreement. Individual agents or advisors who have a bonafide need for a copy of UNIPAC's financial data shall contact UNIPAC and may be provided a copy after execution of our Agreement with terms identical to those contained herein. UNIPAC reserves the right to refuse data to agents and advisors or any other party UNIPAC in its sole discretion deems ineligible. This written understanding shall survive the termination or cancellation of this agreement or of completion of a review.

         Reviewing Organization recognizes the disclosure of information by Reviewing Organization or Reviewing Organizations' agents or advisors may give rise to irreparable injury to UNIPAC inadequately compensable in damages and that accordingly, UNIPAC may seek and obtain injunctive relief or damages against the breach or threatened breach of the within undertakings, in addition to any other legal remedies, including attorney's fees, which may be available. The parties agree, however, that the duty to keep confidential UNIPAC's financial data and information and materials provided in connection with the review thereof shall not include data, information or materials which the Reviewing Organization can demonstrate is publicly available by other than unauthorized disclosures by other parties.

IV.      EXECUTION

         This agreement is executed as of the date first written above, and shall remain in effect until UNIPAC sends Reviewing Organization written notice releasing it from the obligations of this agreement.

NHELP-III, INC.                              UNIPAC SERVICE CORPORATION

/s/ Terry J. Heimes                          /s/ Edward P. Martinez
------------------------------               -----------------------------------
Signature                                    Signature

Terry J. Heimes                              Edward P. Martinez
------------------------------               -----------------------------------
Name                                         Name
(Please Print)                               (Please Print)

                              SUBROGATION AGREEMENT

         THIS AGREEMENT, effective the 16th day of September, 1999, by and between UNIPAC Service Corporation (herein "UNIPAC") and NHELP-III, Inc. (herein "Lender").

         WHEREAS, pursuant to that certain Guaranteed Student Loan Program Subservicing Agreement between UNIPAC and Lender (the "Servicing Agreement"), UNIPAC has serviced certain Education Loans (as defined in the Servicing Agreement) for Lender, some of which have been rejected by guarantors for guarantee claim.

         WHEREAS, UNIPAC has agreed to pay certain losses to Lender such Education Loan claim(s) rejected by the guarantor(s).

         NOW THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration hereby acknowledged, the parties agree as follows:

         1. The term of this Subrogation shall expire on the expiration of the term of the currently existing Servicing Agreement.

         2. This Agreement will apply only to Education Loans subject to payment by UNIPAC where the principal has become uninsured by the guarantor(s). A detailed list of such loans shall be clearly identified and provided to Lender by UNIPAC from time to time. Such loans as identified shall be subject to the terms of this Agreement.

         3. Lender agrees to subrogate to UNIPAC all rights to collect on any such an Education Loan including agency authorization to litigate, including any and all other rights Lender may have on the loan account, including but not limited to federal subsidies if the loan is cured for which UNIPAC has made payment with respect to an Education Loan rejected for guarantee by the guarantor(s). Upon such payment, the Loan will be considered a "Subrogated Loan".

         4. For any Subrogated Education Loan for which insurance is reinstated in accordance with guarantor policy, Lender will pay UNIPAC an amount equal to the then outstanding principal balance and interest of the Subrogated Education Loan. After such payment, the subrogation rights granted to UNTPAC by Lender in
Section 3 of this Agreement are revoked and such loan shall be deemed no longer to be a Subrogated Loan.

         5. Each party will identify a representative to develop the procedures necessary to implement this Amendment.

NHELP-III, INC.                              UNIPAC SERVICE CORPORATION

By: /s/ Terry J. Heimes                      By: /s/ Edward P. Martinez
    --------------------------                   ------------------------------
Name: Terry J. Heimes                        Name: Edward P. Martinez
      ------------------------
      (Please Print)                         Title: Senior Vice President

Title: V.P.

[LETTERHEAD OF UNIPAC]

September 21, 1999

NHELP-III, Inc.
121 South 13th Street
Suite 301
Lincoln, NE 68508

         Re: SERVICING AGREEMENT

Gentlemen:

         This letter is written with reference to that certain Servicing Agreement (the "Agreement") dated as of September 16, 1999, between UNIPAC Service Corporation (the "Servicer") and NHELP-III, Inc. (the "Lender"). Servicer hereby discloses that, as of the date of this letter, there is no litigation (including, without limitation, derivative actions), arbitration proceedings or governmental proceedings pending against Servicer (or, to the knowledge of Servicer, any person or entity controlled by, controlling or under control with Servicer) which, if decided adversely to the Servicer or to such affiliate, either individually or in the aggregate, would have a material adverse effect on the ability of the Servicer to perform its obligations under the Agreement. Servicer shall hereafter give immediate notice to the Lender of initiation of any such litigation which, if decided adversely to the Servicer or its affiliates, could reasonably have a material adverse effect on the ability of the Servicer to perform its obligations under the Agreement. This letter may be relied upon by the "Agents" and "Note Purchasers" as defined in that certain Warehouse Note Purchase and Security Agreement dated as of September 16, 1999, to which the Lender is party, as well as by Lender pursuant to the Agreement.

                                             Yours very truly,

                                             UNIPAC Service Corporation

                                             By: /s/ Raymond J. Ciarvella
                                                 -------------------------------
                                                  Raymond J. Ciarvella

                                             Title: Executive Vice President

               GREAT LAKES HIGHER EDUCATION SERVICING CORPORATION

                        STUDENT LOAN SERVICING AGREEMENT

This Agreement, is made as of September 16, 1999, between the GREAT LAKES HIGHER EDUCATION SERVICING CORPORATION ("Great Lakes"), a non-profit corporation, and NHELP-III, INC., (the "Lender"), Lender #833670, an institution engaged in acquiring loans ("Loans") to students and parents under Title IV, Part B of the Higher Education Act of 1965, as amended (hereinafter the "Act").

                              W I T N E S S E T H:

Whereas, Great Lakes has established a program for originating and servicing Loans under the Act; and

Whereas, the Lender desires that Great Lakes service certain Loans which are made or purchased by the Lender and which are covered by the Act, according to the terms and conditions set forth herein.

Now Therefore, in consideration of the promises and the terms and conditions set forth herein, the Lender agrees as follows:

1. Loans to be Serviced. Great Lakes and the Lender agree that Great Lakes shall service all Loans covered by the Act which are made or purchased by the Lender and which are guaranteed by Great Lakes Higher Education Guaranty Corporation ("GLHEGC"), and which are submitted to Great Lakes by the Lender and accepted by Great Lakes for servicing.

2.       Great Lakes' Duties as Servicer.

         (a) Great Lakes as servicer of the Loans shall perform all of the Lender's obligations as holder of Loans as required by the Act and all regulations issued by the U.S. Department of Education or by GLHEGC to implement the Act. Great Lakes shall have full power to sign and act on the Lender's behalf as the Lender's agent in all transactions with borrowers serviced hereunder. Lender does hereby authorize, constitute and appoint Great Lakes on its behalf and as its attorney in fact, to endorse those promissory notes for which a claim has been filed with the Guarantor. Great Lakes will carry out its responsibilities hereunder in a diligent and lawful manner.

         (b) Great Lakes shall complete all forms and reports required by the U. S. Department of Education and by GLHEGC as guarantor of the Loans.

         (c) Great Lakes shall prepare a "Lender's Request for Payment of Interest and Special Allowance" to be used in billing the U. S. Department of Education (the "Department") for interest and the special allowance for all eligible loans on a quarterly basis. If requested by Lender, Great Lakes agrees to submit the billing to the Department within 30 days following the last day of each quarter (March 31, June 30, September 30, December 31).

         Great Lakes shall accrue and capitalize interest on those Loans not eligible for interest subsidy.

         (d) Great Lakes shall verify the current status of all borrowers not less often than annually through direct contact with each borrower to ensure correct account information. Great Lakes shall also seek to verify the borrower's status by direct or indirect contact with educational institutions.

         (e) Great Lakes shall respond to all borrower inquiries in a prompt, courteous and thorough manner.

         (f) When a Loan becomes due for repayment, Great Lakes shall prepare a payment schedule and disclosures statement and mail it to the borrower for signature(s). Prior to the first payment due date, repayment coupons will be prepared and sent to the borrowers.

         (g) Great Lakes shall post to the borrower's account all payments of principal, interest and other charges. The day after receipt, Great Lakes will initiate an ACH transfer of all collections to an account established by the Lender.

         (h) Great Lakes shall provide reports to the Lender of all monetary transactions as well as periodic summary and account information as required in the "Lender Service Manual" including such items as:

                  (1) A "monetary transactions journal" including a detailed report to support all cash transactions processed;

                  (2) A monthly "portfolio status report" including a listing of each account with key activity and performance data;

                  (3)      A monthly listing of delinquent accounts; and

                  (4) A quarterly report of billings to the U.S. Department of Education for interest and special allowances.

         (i) Great Lakes shall automatically credit the Lender's account whenever a borrower overpays an account by less than $5.00, and the Lender, at its discretion, can reimburse the borrower. When the overpayment is more than $5.00, Great Lakes shall remit the overpayment directly to the borrower. When a borrower's balance owing is less than $10.00, Great Lakes may, at its discretion, write-off the balance.

         (j) Great Lakes shall handle all required borrower contact functions and shall meet all servicing "due diligence" requirements, as that term is used under the Act. Such functions include, for example, skip tracing, contacting delinquent borrowers, handling borrower's requests for extensions or deferments and preparing and processing default claims, including death, disability and bankruptcy.

         (k) Great Lakes agrees to prepare and submit all papers and documents necessary to strictly follow reimbursement procedures specified in the guarantor's Common Manual upon default of borrower and further agrees to promptly remit proceeds to Lender upon receipt from the guarantor.

         (l) Great Lakes shall capture and retain a copy of all purchased promissory notes and supporting documentation on its image system and shall store a backup image copy in a facility remote from Great Lakes' premises. Great Lakes shall hold the original loan documents for safekeeping in accordance with the terms of the Custodian Agreement dated as of even date herewith between Great Lakes and the Lender.

3. LENDER'S RESPONSIBILITIES. Lender further agrees to promptly notify Great Lakes in such form as may from time to time be specified by Great Lakes in the Lender Service Manual, of any transactions involving the Lender and the borrower and/or changes in status or demographic data on any of its accounts if received from sources other than Great Lakes. Lender specifically agrees to promptly notify Great Lakes of any bankruptcy action taken with respect to any Loan.

4. FEES. The Lender agrees to pay Great Lakes the fees established by Great Lakes from time to time for services rendered pursuant to this Agreement. The current fee schedule is attached to this Agreement as Schedule A. Increases or decreases in such schedule may be made from time to time; provided however, that the Lender shall be given 60 days written notice prior to the effective date of any change in the fee schedule. Such effective date shall be the beginning of a calendar quarter (April 1, July 1, October 1, January 1). The current fee schedule cannot be changed for at least twelve months from the date of this contract. Statements for services rendered will be provided on a monthly basis and are payable upon receipt. If servicing fees are not paid within 60 days of the Lender's receipt of a statement, Great Lakes shall have the option to offset servicing fees against borrower payment collections or submit a 30-day termination notice to the Lender.

5. LIABILITY. Great Lakes shall exercise care and due diligence in performing the services required by this Agreement. To the extent that Great Lakes is required to appear in, or is made a defendant in any legal action or other proceeding commenced by a party other than Lender with respect to any matter arising hereunder, Lender shall indemnify and hold Great Lakes harmless from all loss, liability and expense (including reasonable attorney's fees) except for any loss, liability or expense arising out of or relating to Great Lakes' acts or omissions with regard to the performance of services hereunder. Subject to Section 13 below, if by reason of any (direct or indirect) negligent act or omission of Great Lakes in the servicing of any Loan, the guarantor shall deny or reject any claim made to the guarantor with respect to such Loan or such Loan shall be ineligible for interest benefits or for special allowance payments, then, upon demand by Lender, and after attempted mitigation by Great Lakes (to the extent mitigation by Great Lakes is possible), but in no event later than one year after such demand by Lender, Great Lakes shall purchase such Loan at a price equal to the unpaid principal amount thereof plus accrued and unpaid interest thereon; provided, however, that if such Loan has been removed from Great Lakes' system, Great Lakes' liability with respect to such Loan shall be limited to a return of the actual amount of the servicing fees paid by Lender to Great Lakes with respect to such Loan, unless Great Lakes is provided with the loan documentation and all servicing history entries with respect to such Loan within one year of the first denial or rejection or the first determination of ineligibility of such Loan and is afforded the opportunity to exercise its right of mitigation with respect to such Loan; and provided further, however, that in no event shall Great Lakes be responsible or liable for any consequential damages with respect to any matter whatsoever arising out of this Agreement, (other than the payment as aforesaid of the principal, and interest on Loans).

         Either party shall have the right, at its own cost and expense, to mitigate its liability under this Agreement by taking such actions as may be appropriate, including but not limited to reperformance; provided, however, that such right on the part of Great Lakes shall not extend the time for purchase of Loans by Great Lakes under the preceding paragraph of this Section 5.

         Great Lakes does not assume, and acceptance for servicing shall not result in, any responsibility for the correctness or completeness of Loan-related papers transmitted to Great Lakes as a part of or in conjunction with the commitment of any Loans to Great Lakes for servicing, and Great Lakes shall not be responsible for any procedural errors or omissions (including due diligence violations) which may have occurred prior to initiation of servicing of a Loan hereunder by Great Lakes.

6. CONFIDENTIALITY. Information about each borrower furnished to Great Lakes hereunder is furnished upon the express condition that the information will be kept confidential by Great Lakes. All such information, except as may be otherwise required by statute, by court order or as may be necessary in Great Lakes' reasonable judgment to the performance of the services required under this Agreement, shall be held in confidence by Great Lakes.

7. EXAMINATION OF RECORDS. The Lender or its designated representative may at any time during Great Lakes' regular business hours examine, at the sole expense of the Lender, the records which Great Lakes maintains on the Lender's loans.

8.       TERMINATION.

         (a) This Agreement shall remain in full force and effect until terminated or modified as provided herein. This Agreement may be terminated only at the end of a calendar quarter (March 31, June 30, September 30, December 31), and only if written notice is given: (i) by the Lender to Great Lakes at least 60 days prior to the end of a calendar quarter; provided, however, that no termination shall become effective until a new servicer, satisfactory to the Lender and Concord, shall be appointed, or (ii) by Great Lakes to the Lender at least 180 days prior to the end of a calendar quarter.

         (b) In the event that this Agreement is terminated as provided in subsection (a) above, Great Lakes shall continue its full servicing until the date of termination and shall provide to the Lender a full set of periodic reports, adjusted through the date of termination. Great Lakes shall retain all notes, records and papers, as well as a copy of all computer stored data relating to the Lender's accounts as required by the Act. Great Lakes shall make available to the Lender on demand copies of all records relating to the Lender's accounts. Such copies of the records will be provided and updated at the times and in the format desired by Lender in order to facilitate a transfer to another servicing agent. The Lender agrees to pay Great Lakes the servicing removal fee identified on Schedule A. Upon the Lender's request, Great Lakes may agree to provide servicing removal services beyond those identified in this section. Such agreement between Great Lakes and the Lender shall include sufficient additional charges to cover Great Lakes' costs. Great Lakes agrees that Lender shall be entitled to injunctive relief to enforce the provisions of this subsection.

         (c) The Lender shall be liable for all charges incurred for services performed pursuant to this Agreement up to the termination date.

         (d) Great Lakes shall continue to be liable for all acts or failures to act prior to termination but not after except that Great Lakes shall be obligated to remit to the Lender any collections received by Great Lakes subsequent to termination and to provide the reports and records herein required.

         (e) Great Lakes' servicing obligations hereunder and, except as specifically provided in Section 5, Great Lakes' liabilities hereunder, in each case, on individual loans shall terminate if the loan is sold or transferred to another Lender or guarantor, is returned to the Lender with the Lender's consent, is purchased by the guarantor or is paid in full.

9. AMENDMENTS. Except as provided in section 4, this Agreement may be amended by Great Lakes at anytime upon 30 days written notice to the Lender, provided that the provisions of this Agreement shall at all times be consistent with the Act and applicable regulations. In the event of any such modification by Great Lakes the Lender has 30 days in which to accept or reject the modification by notice in writing. In the event of rejection of proposed modification, either party may exercise its right to terminate as provided in section 8. In the event of termination for this reason, such modification shall not apply to the Lender.

10. GOVERNING LAW. This Agreement shall be interpreted under the laws of the State of Wisconsin.

11. NO IMPLIED WAIVER. Any waiver or modification, expressed or implied, by Great Lakes or by the Lender of any breach of this Agreement shall not be construed to be a waiver of any such breach or any acquiescence thereto; nor shall any delay or omission by Great Lakes or by the Lender to exercise any right arising from any such breach affect or impair the respective party's right to such breach or any future breach.

12. ARBITRATION. In the event that the parties hereto shall fail to agree regarding any provision of this Agreement, such disputes shall be resolved by arbitration procedures established by the American Arbitration Association. The decision of any arbitrator under this paragraph shall be final and binding upon the parties.

13. LIMITATION OF LIABILITY. Great Lakes and the Lender recognize that Great Lakes' Lender servicing program is separate and distinct from GLHEGC's guarantee program. The Lender specifically agrees to look only to Great Lakes in its capacity as a servicing agent for any claims under this Agreement relating to its functions as servicing agent. Lender specifically waives any claim against GLHEGC's Guarantee Fund as defined in 34 CFR 682.410(a)(1) for claims under this Agreement.

14. OTHER AGREEMENTS. The parties acknowledge that this agreement is an integral element of and shall be construed in conjunction with the following related agreements: (1) Custodian Agreement and (2) Agreement and Acknowledgement Relating to Student Loan Servicing Agreement. The parties acknowledge that the above-identified agreements are interrelated and shall be construed and interpreted as part of the contractual servicing relationship.

15. NOTICES. All notices, requests, demands or other instruments which may or are required to be given by any party to any other party shall be in writing and such shall be deemed to have been properly given when served personally on an officer of the entity to which such notice is to be given, or upon expiration of a period of 48 hours from and after the postmark thereof when mailed postage prepaid by registered or certified mail, requesting return receipt, addressed as follows:

If intended for Great Lakes Higher Education Servicing Corporation:

                  Executive Vice President
                  Great Lakes Higher Education Servicing Corporation 2401 International Lane
                  P.0. Box 7858
                  Madison, WI 53707

If intended for Lender:

                  NHELP-III, Inc.
                  c/o National Higher Education Loan Program
                  121 South 13th Street, Suite 301
                  Lincoln, NE 68508
                  Attn: Terry J. Heimes

16. THIRD PARTY BENEFICIARIES. The parties hereto acknowledge and agree that Norwest Bank Minnesota, National Association, as Trustee, Delaware Funding Corporation, Morgan Guaranty Trust Company of New York, Mellon Bank, N.A. and all Secured Creditors as defined in and pursuant to a Warehouse Note Purchase and Security Agreement to which the Lender is a party, shall be third party beneficiaries of this Agreement, as it may be amended, with the power and right to enforce the provisions of this Agreement, against the parties. In the event that any of said third party beneficiaries become an assignee or successor to Lender and, as such assignee or successor of Lender, enforce this Agreement, as it may be amended, against Great Lakes, then said third party beneficiary shall succeed to the duties and obligations of the Lender under this Agreement, as it may be amended.

In Witness Whereof, the parties hereto have executed this Agreement as of the date and year first above written.

NHELP-III, INC.                              GREAT LAKES HIGHER EDUCATION
                                             SERVICING CORPORATION

By: /s/ Terry J. Heimes                      By: /s/ Michael J. Noack
    -----------------------------                ------------------------------
    Terry J. Heimes                              Michael J. Noack
    Vice President & Treasurer                   Executive Vice President

               GREAT LAKES HIGHER EDUCATION SERVICING CORPORATION

                        STUDENT LOAN SERVICING AGREEMENT

                                 NHELP-III, INC.

                                SCHEDULE A - FEES

The lender agrees to pay the following fees to Great Lakes upon receipt of a monthly statement for services rendered pursuant to this agreement:

         MONTHLY SERVICE FEES:

              $1.45 per borrower per month during interim (in-school) period $3.05 per borrower per month during grace period
              $3.23 per borrower per month during first 12 months of repayment servicing
              $2.86 per borrower per month during the remainder of the repayment period

         SERVICING REMOVAL FEE:

                  $14.00 per account or actual cost, if higher, to remove an active account from the servicing system

Both PLUS and SLS loans made for attendance at non-proprietary schools will be considered in-school loans for fee purposes as long as they are initially deferred and interest is to be capitalized and not collected on an on-going basis. All other PLUS and SLS loans will be charged the standard repayment servicing fees.

The total monthly amount due will be the actual fees calculated as described above or $75, whichever is greater.

Great Lakes may agree to provide the lender with services beyond those normally included in the servicing program. Such agreement between Great Lakes and the lender shall include sufficient additional charges to cover Great Lakes' costs.

Increases or decreases to this fee schedule may be made from time to time as provided in Section 4 of this agreement.

[COMPANY LOGO]
GREAT LAKES HIGHER EDUCATION SERVICING CORPORATION
2401 INTERNATIONAL LANE MADISON, WISCONSIN 53704-3192 (608) 246-1800

September 21, 1999

NHELP-III, Inc.
121 South 13 Street
Suite 301
Lincoln, NE 68508

Re:    Servicing Agreement

Gentlemen:

This letter is written with reference to that certain Student Loan Servicing Agreement (the "Agreement") dated as of September 16, 1999, between Great Lakes Higher Education Servicing Corporation (the "Servicer") and NHELP-III, Inc. (the "Lender"). Servicer hereby discloses that, as of the date of this letter, there is no litigation (including, without limitation, derivative actions), arbitration proceedings or governmental proceedings pending against Servicer (or, to the knowledge of Servicer, any person or entity controlled by, controlling or under, control with Servicer) which, if decided adversely to the Servicer or to such affiliate, either individually or in the aggregate, would have a material adverse effect on the ability of the Servicer to perform its obligations under the Agreement. Servicer shall hereafter give immediate notice to the Lender of initiation of any such litigation which, if decided adversely to the Servicer or its affiliate, could have a material adverse effect on the ability of the Servicer to perform its obligations under the Agreement. This letter may be relied upon by the "Agents" and "Note Purchasers" as defined in that certain Warehouse Note Purchase and Security Agreement dated as of September 16, 1999 to which the Lender is party, as well as by Lender pursuant to the Agreement.

Very truly yours,

/s/ Michael J. Noack

Michael J. Noack
Executive Vice President

                          LOAN SUB-SERVICING AGREEMENT

THIS LOAN SUB-SERVICING AGREEMENT is made as of the 16th day of September, 1999, by and between INTUITION, INC., a Florida corporation (the "Sub-Servicer"), and UNIPAC Service Corporation, a Nebraska corporation (the "Primary Servicer").

                                   WITNESSETH:

WHEREAS, the Primary Servicer and NHELP-III, Inc., a Nevada corporation (the "Customer"), are parties to that certain Servicing Agreement dated as of September 16, 1999 (the "Primary Servicing Agreement"); and

WHEREAS, the Customer is engaged in a program of acquiring and holding beneficial interests in Loans (as defined below) through a trustee which acts on behalf of the Customer and which is an "eligible lender" within the meaning of the Act (as defined below); and

WHEREAS, the Customer will acquire the beneficial interests in certain Loans pursuant to that certain Amended and Restated Loan Sale Agreement dated as of December 18, 1998, by and among InTuition Holdings, Inc., NHELP, Inc., Union Bank and Trust Company, solely in its capacity as trustee of the InTuition Student Loan Trust II, and Student Loan Funding Resources, Inc. (the "Loan Sale Agreement"), or will acquire from NHELP, Inc. or an assignee thereof which acquired the Loans pursuant to the Loan Sale Agreement, which Loans have been previously serviced by the Sub-Servicer, or will acquire Loans originated by or on behalf of Nova Southeastern University, Inc.; and

WHEREAS, the Customer is required by its credit providers to utilize the Primary Servicer for servicing Loans pending approval by such credit providers of the Sub-Servicer to provide the services contemplated by this Agreement directly to the Customer; and

WHEREAS, the Customer and the Primary Servicer desire for the Sub-Servicer to continue the servicing, on behalf of the Primary Servicer pending approval of the Sub-Servicer by the credit providers, of the Loans acquired pursuant to the Loan Sale Agreement, in accordance with the terms and conditions of this Agreement;

ACCORDINGLY, in consideration of the foregoing premises and the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I
                         DEFINITIONS AND INTERPRETATION

1.1 Definitions. Unless the context clearly indicates otherwise, the terms set forth below shall have the following meanings:

         "ACCOUNT" OR "ACCOUNT GROUP" shall mean those combined Loans for a Borrower with the same lender, branch and guarantor, which Loans are in the same status, are the same Loan type (Loan types being Stafford, Stafford Unsubsidized, PLUS, SLS, or Alternative), and which have the same repayment terms and common characteristics for processing and billing. Only with respect to Loans serviced by Sub-servicer and not subserviced by USA Group Loan Services, Inc. ("USA Group") as of January 1, 1999, the number of Accounts or Account Groups in connection with delinquent Loans (for billing purposes only) shall be determined by multiplying the total number of Borrowers (excluding co-signers) on such delinquent Loans by a factor of
1.40. If Loans are moved to the system of Sub-servicer from USA Group, or to USA Group from Sub-servicer, then the parties shall use good faith best efforts to determine the number of Accounts or Account Groups in such manner as to not materially affect the numbers of such Accounts or Account Groups after such move.

         "ACT" means Title IV, Part B of the Higher Education Act of 1965 (20 USC Section 1071 et. seq.), as amended and in effect from time to time, or any successor enactment thereto, the effective administrative regulations promulgated thereunder, and any binding directives issued by the Secretary of Education pursuant thereto.

         "AGREEMENT" OR "SERVICING AGREEMENT" means this Servicing Agreement by and between the Customer and the Servicer and any and all Schedules or written amendments thereto.

         "BORROWER" means an individual who is the maker of a Note.

         "BUSINESS DAY" means any day, other than Saturday, Sunday, any holiday recognized nationally or by the State of Florida as such, or any other day on which the post offices located in Jacksonville, Florida are not open for business in the normal course. Any other references to "days" shall mean calendar days.

         "CONSOLIDATION LOAN" means a Loan that is a product of consolidation of other Loans in accordance with the Act.

          "CURE" OR "CURED" means steps taken to restore the eligibility of a Loan for Guarantee, based upon the requirements of the Act, the Regulations, and the Guarantor's policies.

          "CUSTOMER" means NHELP-III, Inc., a Nevada Corporation, on behalf of which an eligible lender trustee acts in the capacity of a legal title holder of Notes or originator of Loans, or other successor in interest to NHELP-III, Inc., in accordance with the provisions of Section 10.4 hereof, which successor qualifies as an "eligible lender" under the Act and which is an "eligible lender" in good standing with a Guarantor.

          "DEFAULT" means, with respect to any Note, the occurrence of any event which shall constitute a default under the terms of the Act.

         "DEFERMENT" means the period defined by the Act and applicable Regulations during which a Borrower (in Repayment) may postpone making payments.

         "ELIGIBLE INSTITUTION" means any institution of postsecondary education which is an "eligible institution" under the Act and which is deemed eligible by the Guarantor.

         "FORBEARANCE" means the period permitted by the Act and the policies of the Guarantor during which a Borrower (in Repayment) is permitted to temporarily forgo payments or make reduced payments.

         "GRACE" means the initial period following reduction by the student Borrower to less than the minimum course load required by the Act, during which the student Borrower is not required to make payments on the principal amount of his or her Note(s).

         "Guarantee or Guaranteed" means a written commitment by a Guarantor to pay the Customer the unpaid principal balance plus accrued unpaid interest of a Loan or any portion thereof upon submission of a valid default, death, disability or bankruptcy claim in accordance with the Act and applicable Regulations.

         "Guarantor" means any state or private nonprofit organization which has entered into agreements with the Secretary to Guarantee Loans under the Act.

         "In-School" means the period, excluding periods of in-school Deferment, during which a student Borrower is enrolled at an Eligible Institution for at least the minimum course load required by the Act and the policies of the Guarantor to maintain such student Borrower's eligibility to borrow under the education loan programs existing under the Act and administered by a Guarantor.

         "Loan" means a disbursement of money to or on behalf of an eligible student attending an Eligible Institution, contingent upon an agreement to repay, secured by a Note and Guaranteed in accordance with the Act and applicable Regulations, which loan was originated hereunder or for which information and Loan Documentation necessary to enable the Servicer to adequately provide Services is delivered by, or is directed by, the Customer to the Servicer and shall include, without limitation, disbursements made in accordance with the federal Stafford Loan (subsidized and unsubsidized), Parent Loan for Undergraduate/Graduate Students (PLUS), Supplemental Loan for Students
(SLS), and Consolidation Loan under GSLP and FFELP programs.

         "Loan Documentation" means with respect to any Loan, all documentation which is required by the Guarantor of such Loan for the payment of a Default claim. Without limiting the generality of the forgoing, such documentation shall at a minimum include:

         (a)      the Borrower's application for such Loan;

         (b)      the original Note (or certified copy thereof);

         (c)      evidence of Guarantee of the Loan by a Guarantor;

         (d)      evidence of full disbursement;

         (e) evidence of due diligence servicing in accordance with the requirements of the Act and applicable Regulations;

         (f) if applicable, adequate evidence of the validity of the conveyance of such Loan to the Customer; and

         (g) Repayment history, including, but not limited to, payment transaction history and documentation of Deferments and Forbearances.

         "Note" or "Promissory Note" means a promissory note of a Borrower for a Loan set forth on the appropriate form furnished or approved by a Guarantor, which Note meets the criteria set forth by the Act and applicable Regulations.

         "Previously Defaulted Consolidation Loan" means a Consolidation Loan which was formed by consolidating Loans, at least one of which had been defaulted and the Borrower made satisfactory payment arrangements in order to make the defaulted Loan eligible for consolidation.

         "Primary Servicer" means UNIPAC Service Corporation, a Nebraska corporation.

         "Regulations" means any regulations, rules, policies or procedures promulgated by a Guarantor or the Secretary.

         "Rehabilitated Loan" means a Loan which has previously defaulted but where the Borrower has made satisfactory payments, as defined by the Act or Guarantor, to have the Loan rehabilitated and sold to the Customer as defined by the Act.

         "Repayment" means the period of time during which a Borrower is required to make installment payments to repay the aggregate principal amount plus accrued interest of all amounts borrowed by virtue of the Note(s) executed by such Borrower.

         "Schedule" means any attachment, exhibit, or appendix which is attached to this Agreement and made a part hereof by reference hereto.

         "Secretary" means the Secretary of Education, United States Department of Education, or any predecessor or successor to the functions thereof under the Act.

         "Sub-Servicer" means In Tuition, Inc., a Florida corporation.

         "Services" means all processes and duties contemplated to be performed by the Sub-Servicer under this Agreement.

         "Special Allowances" means those sums which are payable with respect to a Loan by the Secretary under Section 438 of the Act or any payment of a similar nature prescribed by law hereafter adopted.

1.2 Interpretation. In this Agreement, unless the context otherwise requires:

         (a) The terms "hereby," "hereof," "hereto," "herein," "hereunder" and any similar terms refer to this Agreement, and the term "heretofore" means before, and the term "hereafter" means after, the effective date of this Agreement;

         (b) Words of the masculine gender mean and include correlative words of feminine and neuter genders, and words importing the singular number mean and include the plural number and vice versa;

         (c) Words importing persons shall include firms, associations, partnerships (including limited partnerships), trusts, corporations and other legal entities, including public bodies, as well as natural persons; and

         (d) Any headings preceding the texts of the several articles and sections of this Agreement and any marginal notes appending to copies hereof, shall be solely for convenience of reference and shall not constitute a part of this Agreement nor shall they affect its meaning, construction or effect.

                                   ARTICLE II
                                TERM OF AGREEMENT

2.1 "Life of Loan" Servicing. Except as expressly provided in Section 7.3 or Article VIII hereof, the term of this Agreement shall continue with respect to each Loan that becomes subject to servicing by Sub-Servicer until such Loan is paid off, or otherwise discharged, unless and until such Loan is deconverted in accordance with Section 7.3 or Article VIII of this Agreement.

                                   ARTICLE III
                             GENERAL ADMINISTRATION

3.1 The Sub-Servicer as Independent Contractor. It is expressly recognized by the parties hereto that in performing the duties prescribed by this Agreement, the Sub-Servicer is acting as an independent contractor employed by the Customer and is authorized to do and perform the acts and duties, and receive the documents and other items contemplated hereby. Nothing herein nor the acts of the parties to this Agreement shall be construed to create a partnership or joint venture between the Customer, the Primary Servicer or the Sub-Servicer.

3.2 Reports, Records, Documents, Correspondence. During the term of this Agreement, the Sub- Servicer shall promptly and routinely furnish the Customer with copies of all material reports, records and other documents and data as required by this Agreement or as may otherwise be required by the Act. All material correspondence received by the Sub-Servicer relating to individual Loans shall be maintained in microcopy form and/or in summary form in an automated history file established by the Sub-Servicer. The Sub-Servicer shall furnish in good condition all forms and supplies as specified in this Agreement and any Schedules hereto. The Customer may transmit Loan data to the Sub-Servicer on these forms or by any other mutually acceptable means.

3.3 Servicing Guidelines. In performing its duties hereunder, the Sub-Servicer shall be guided by, and comply with, the Act and applicable Regulations. The Sub-Servicer agrees to produce a sufficient audit trail for each Loan from the Implementation of Services and to comply with such other reporting, servicing and operating standards as are contained in this Agreement.

3.4 Modification of Equipment, Computer Programs and Procedures. The Sub-Servicer reserves the right to change any part or all of its equipment and computer programs, and its procedures, reports and Services, relating to the manner of, or the methodology used in, servicing Loans as set forth in this Agreement without the prior consent of the Customer; provided, however, that in no event shall such change abrogate or in any way modify the obligations of the Sub-Servicer as they relate to the compliance requirements set forth in Section
3.3 above. It is specifically understood that the intent of this paragraph is to allow the Sub-Servicer flexibility in the methods and techniques of servicing subject to full compliance with this Agreement.

3.5 Enhancement of Services. The Sub-Servicer agrees, on a best efforts basis and at fees to be negotiated between the parties, to provide, at the request of Customer, enhancements and improvements to the Services which are technically feasible and reasonable to perform. The Sub-Servicer agrees to keep the Customer informed of enhancements and improvements to the Services which the Sub-Servicer may implement generally for all other customers and agrees to offer such enhancements and improvements to the Customer at fees to be negotiated by the parties.

3.6 Confidentiality; Safekeeping. The Sub-Servicer shall keep the Loan Documentation in its possession in strictest confidence except as shall be (a) necessary to communicate information to its officers and employees or to the Customer, (b) needed in connection with the performance of the obligations of the Sub-Servicer under this Agreement or (c) required by applicable law, the Act or applicable Regulations. The Sub-Servicer shall also employ all efforts reasonable and necessary to safeguard the Loan Documentation from fire, flood, theft, unauthorized disclosure, or other hazard, whether natural or man-made, which efforts shall include offsite storage of duplicate microfilm or microfiche of Loan Documentation and disaster recovery plans reasonably acceptable to the Customer.

3.7 Trade Secrets and Proprietary Information. All materials utilized in Loan servicing, including procedures, written instruments, files, and records developed by either party specifically for use in Loan program administration are and shall be treated as proprietary in nature. Each party to this Agreement has developed or may develop materials, procedures, written instruments, files or records which may be similar. Neither party to this Agreement snail have or acquire any proprietary or any other right whatsoever in any such materials, procedures, written instruments, files or records developed by the other party. Neither party to this Agreement may benefit from, deal in, sell, license, publish, use or otherwise exploit for any purpose those materials, procedures, written instruments, files or records developed by the other party except as expressly provided in this Agreement. This Agreement shall not in any way restrict the right of each party, for its own exclusive benefit to deal in, sell, license, publish, use or otherwise exploit for all purposes those materials, procedures, written instruments, files, or records developed by it.

3.8 Possession of Documents and Access. All Loan Documentation in Sub-Servicer's possession related to Loans shall be available to the Customer during the normal business hours of the Sub-Servicer for examination or photocopying at the expense of the Customer on the premises of the Sub-Servicer provided notice of Customer's intent to so examine or photocopy Loan Documentation is given to the Sub-Servicer at least ten (10) Business Days in advance; provided, however, that the Sub-Servicer shall promptly respond to all reasonable (and emergency) requests for the photocopying and mailing of Loan Documentation.

                                   ARTICLE IV
                               SERVICING OF LOANS

4.1 Specific Loan Servicing Duties. The Sub-Servicer shall service the Loans subject to this Agreement as follows:

         (a) Maintain a complete file for the Loans of each Borrower, which file shall include the information specified concerning, and the Loan Documentation relating to, each of the Loans;

         (b) Take all steps, excluding Cure activity unless otherwise agreed, necessary to maintain the insurance or guarantee coverage on each Loan in full force and effect at all times;

         (c) Collect or cause to be collected and forthwith, upon receipt, pay over to the Customer all payments of principal and interest on all Loans;

         (d) Retain summary records of all Contacts, follow-ups and collection efforts, and records of all written correspondence relating to the Loans of each Borrower;

         (e) Prepare and maintain all appropriate accounting records with respect to all transactions related to the Loans of each Borrower, including accounting for all payments of principal and interest;

         (f) Handle the processing of all adjustments including extensions, reinstatements, and deferments;

         (g) Handle the processing of all address changes and the updating of the address records accordingly;

         (h) In the case of Defaulted Loans, take all steps necessary to file and prove a claim for loss with the Secretary or the Guarantor, as the case may be and as required, and assume responsibility for all necessary communication and contact with the Secretary or the Guarantor, as the case may be and as required, to accomplish recovery on such Defaulted Loans;

         (i) Prepare and file with the Secretary or the Guarantor, as the case may be and as required, Customer's manifest of Loans paid in full and Loans converted to an installment basis;

         (j) Maintain the original file pertaining to all Loans in fireproof storage facilities with a one hour fire rating in order to protect such original file concerning each Loan;

         (k) Obtain and maintain in force a fidelity bond upon all personnel of Sub-Servicer insuring against any loss or damage which Customer or Sub-Servicer might suffer as a consequence of any fraudulent or dishonest act of such personnel;

         (l) Answer all inquiries received by Sub-Servicer from Borrowers or Customer pertaining to Loans, school status or refunds, and cooperate to the extent necessary to gather the information needed to answer such inquiries, provided however, that such inquiries may be referred to the institution which a Borrower attended or is attending, if necessary, and Sub-Servicer shall have no responsibility with respect to any disputes between a Borrower and such institution regarding tuition, registration or quality of education;

         (m) Notify NationsBank, N. A., in writing and in the manner directed by the Customer of any denial of any claim in whole or in part by the Secretary within 90 days after the date of the Secretary's denial of such claim;

         (n)      Submit Form 799s to the Secretary as required; and

         (o) In discharging its obligations as set forth above, the Sub-Servicer shall exercise reasonable care and due diligence in the administration, servicing and collection of all Loans:

                           (i) As the term "due diligence" is used in the Act;

                           (ii) Utilizing collection practices no less extensive and forceful than those generally practiced by financial institutions and in accordance with the Act and applicable Regulations, except litigation for collection purposes is not required and except that further due diligence is not required once a claim is filed based on a Borrower's death, permanent or total disability, or adjudication as a bankrupt; and

                           (iii) In accordance with the requirements of the Act and applicable Regulations, and each applicable Certificate of Insurance, federal Reimbursement Contract, Guarantee Agreement and Guarantee Reserve Agreement.

4.2      Servicing and Collection Reports.

         (a) Standard Reports. Servicing and collection reports shall be provided to the Customer by using the United States Postal Service, first class postage prepaid, or other means as mutually agreed. With respect to all Loans, the Sub-Servicer shall, at a minimum, provide to the Customer by the tenth
(10th) day of each month one (1) copy of the following reports with respect to activity concerning all of the Customer's Loans during the preceding month.

                  (i) an unaudited statement, in reasonable detail, of all transactions during such preceding month;

                  (ii) a report showing the unpaid principal balance of each Borrower's Account as of the last day of such preceding month;

                  (iii) with respect to Loans in Repayment, a delinquency report showing all Accounts past due as of the last day of such preceding month;

                  (iv)     a report of claims in process;

                  (v) a report of Loans paid in full during such preceding month; and

                  (vi) a statistical report indicating the status all Loans and identifying the Guarantor with respect to each Loan.

         (b) Special Reports. At the request of the Customer, the Sub-Servicer shall furnish to the Customer such special reports, including without limitation a report listing all Loans being subserviced by the Sub-Servicer, as can be reasonably provided by the Sub-Servicer, provided that the Customer shall compensate the Sub-Servicer for the provision by the Sub-Servicer of such special reports to the Customer in accordance with Section
7.2 of this Agreement.

4.3 Audits. The Sub-Servicer agrees to permit the Customer or its designated agent, at the Customer's expense, at a reasonable time during regular business hours and upon at least ten (10) Business Days' prior written notice, to examine and audit such information as is necessary for the purpose of verifying the information submitted to the Customer and reviewing the Sub-Servicer's operations with respect to the Loans. The Customer may not use a competitor (as may reasonably be determined by the Sub-Servicer) of the Sub-Servicer to perform the audit. Access to Sub-Servicer's confidential or proprietary information is not allowed.

4.4 Acquisition of Loans. The Sub-Service may service other Loans (other than the Loans acquired or to be acquired pursuant to the Loan Sale Agreement or from a purchaser under the Loan Sale Agreement, or Loans originated by or on behalf of Nova Southeastern University, Inc., which are the subject of this Agreement at the date of execution and delivery of this Agreement) that an eligible lender trustee may acquire on behalf of the Customer pursuant to the terms of this Agreement subject to prior review and approval by Sub-Servicer and the Customer. The Customer shall notify the Sub-Servicer thirty
(30) days in advance of a purchase of any Loan Which the Customer desires to have serviced under this Agreement, and shall furnish to the Sub-Servicer information about such Loans including the approximate number of such Loans, approximate outstanding principal balance, insurer, status, and anticipated dates of purchase and delivery of Loans to the Sub-Servicer. The Sub-Servicer shall provide the Customer with the proposed terms and conditions for such servicing within five (5) Business Days of the receipt of such information. If the Sub-Servicer and the Customer are unable to agree upon the terms and conditions of servicing of such Loans within five (5) Business days after the delivery of the terms and conditions of servicing by the Sub-Servicer to the Customer, then the Sub-Servicer shall be under no obligation to provide servicing with respect to such Loans. If the Sub-Servicer and the Customer agree to proceed, both parties hereby agree to schedule delivery within a timely basis to service the Loans. Conversion procedures for each Loan or group of Loans shall be in accordance with mutually agreed provisions identified in Schedule
B, Loan Conversion Procedures. Such Loans upon delivery will, without further action, become Loans subject to this Agreement. Loans purchased pursuant to the Loan Sale Agreement are not subject to this Section 4.4 or any conversion fees related thereto.

4.5 Loans Subject to this Agreement. Upon execution of this Agreement, each Loan that is or will be within the Customer's portfolios to be purchased by the Customer pursuant to the Loan Sale Agreement or from NHELP, Inc. or an assignee thereof which acquired such Loans pursuant to the Loan Sale Agreement, that are presently being serviced by the Sub-Servicer or by Sub-Servicer's subservicing agent, USA Group Loan Services, Inc., and Loans originated by or on behalf of Nova Southeastern University, Inc. and acquired in the future by the Customer, together with any new Loans acquired in accordance with Section 4.4 hereof, if any, shall be the Loans subject to this Agreement, and the respective duties and obligations of the parties with respect to such Loans shall hereafter be determined in accordance with this Agreement.

4.6 Maintenance and Transfer of Loans. The Sub-Servicer agrees to provide for the maintenance of Loan Documentation and automated records. In the event that this Agreement is terminated by the Customer as a result of a breach by the Sub-Servicer, the Sub-Servicer shall in accordance with Section 8.2 provide every reasonable and necessary assistance to transfer Loans and the servicing thereof to the party identified by the Customer, including the reasonable and timely deconversion of all automated records relating to the Loans, at the expense of the Customer, as delineated in Section 7.7.

4.7 Write-off Guidelines. (a) Subject to the provisions of paragraph (b) of this Section, the Sub-Servicer shall use the following guidelines in determining whether to write off a Borrower's Account:

Account Balance*           Process Requirements
---------------            -----------------------------------------------------

$0-$100.00                             Write-off thirty (30) days after the last
                           payment was made, and if applicable, forward Notes to Borrower.

$100.01 +                              Recover such amount by filing a
                           supplemental claim, if applicable, or service as normal.

         * Account balance includes both principal and interest.

If the final payment results in an overpayment equal to or greater than ten dollars ($10.00), the Sub-Servicer shall notify the Customer no later than forty-five (45) days after receipt to refund the entire overpayment to the Borrower. If the overpayment is less than ten dollars ($10.00), the Sub-Servicer shall write off the amount, but in each case shall notify the Customer by listing the dollar amount and Borrower Account within thirty (30) days.

         (b) Notwithstanding the foregoing and the terms of Section 6.2(a)(v)(4), the $100.00 guideline for write offs shall be reduced to $50.00 for so long as this Agreement is between the Primary Servicer and the Sub-Servicer. The terms of this paragraph (b) shall become null and void and the write off guideline shall be the $100.00 amount set forth in paragraph (a) above and in Section 6.2(a)(v)(4) hereof, without the need for any further action, at such time as the Sub-Servicer is approved and this Agreement becomes a direct agreement between the Customer and the Sub-Servicer as provided in
Section 9.16 hereof.

                                    ARTICLE V
                          CUSTOMER'S OTHER OBLIGATIONS

In addition to other obligations specifically set forth herein, Customer shall have the following obligations:

5.1 Funding of Loans. The Customer shall cause any and all Loans to be disbursed in accordance with any supplemental loan origination/disbursement agreement to be promptly funded in accordance with the terms and conditions of that agreement.

5.2 Payment of Origination Fees to Government. In addition to the fees set forth on SCHEDULE A, the Customer shall pay all fees or other charges required now or hereafter by the Act with respect to originations of Loans.

5.3 Reviewing Output and Reporting Errors. The Sub-Servicer shall make every effort to ensure that all output, including reports, is correct and complete. The Customer shall, however, review each output, especially reports, thoroughly upon receipt to verify completeness and accuracy. Problems identified with the output and/or the underlying Loan data shall be reported to the Sub-Servicer within forty-five (45) days of the date the output was generated. Erroneous data and/or output programs so reported will be corrected, and affected report(s) will be rerun at no additional charge. Problems reported to the Sub-Servicer after forty-five (45) days may be subject to a time and materials charge at Sub-Servicer's option to correct output retroactively. Errors that could reasonably be expected to be identified by Customer personnel familiar with the Loan program and the Customer's Loan portfolio, but not reported within forty-five (45) days, shall not be subject to Sub-Servicer's liability under Section 6.2 (a)(iv).

5.4 Customer Consolidation Loan Responsibilities. The Customer agrees that, with respect to all Consolidation Loans disbursed by the Sub-Servicer pursuant to this Agreement, it will (i) provide for the appropriate transmission of all monies to be disbursed under this Agreement for a particular period of time at least one (1) Business Day prior to the initial disbursement date for any Consolidation Loan; and (ii) maintain adequate records to verify submission of monies to the Sub-Servicer for. The Customer agrees to submit payment for the interest payment rebate fee to the Secretary as specified in Section 428 C(f) of the Act.

                                   ARTICLE VI
                   INDEMNIFICATION AND MITIGATION OF LIABILITY

6.1 Borrower's Failure to Repay. Except as expressly provided herein, the Sub-Servicer shall have no liability for any loss or damage incurred by the Customer as a result of the failure of a student or parent Borrower to repay a Loan.

6.2      Indemnification Relating to Loans.

         (a)      By the Sub-Servicer.


                  (i) For any Loan, the Sub-Servicer shall have the right to reperform or Cure a due diligence failure on its part within twelve (12) months or a shorter period, at the Sub-Servicer's sole option, after either the receipt of the final notice of rejection of a claim filed with the applicable Guarantor or a determination that the Guarantee has been rendered invalid or unenforceable due to the Sub-Servicer's failure to perform.

                  (ii) If the Loan is not cured within twelve (12) months, the Sub-Servicer shall, in accordance with this Section, make arrangements to indemnify and hold harmless the Customer for damages resulting from acts or omissions by the Sub-Servicer which constitute a breach of this Agreement and/or the negligence or misconduct of the Sub-Servicer, in which event the Sub-Servicer shall arrange for Customer to be funded an amount equal to the outstanding principal balance of the Loan plus all accrued interest and Special Allowances due thereon, less any amount subject to Lender Risk Sharing under the Act and Regulations, through means of a transfer to an "eligible lender" as defined in the Act.

                  (iii) For any such transferred Loan for which the Guarantee is fully reinstated, an eligible lender acting on behalf of the Customer shall repurchase said Loan from the "eligible lender" designated by the Sub-Servicer at an amount equal to the current outstanding principal balance plus all accrued interest and Special Allowances due thereon, less any amount subject to Lender Risk Sharing under the Act and Regulations.

                  (iv) In no event shall the Sub-Servicer be liable for any damages caused by the Customer's failure to perform its responsibilities under Section V of this Agreement, or for any indirect or consequential damages, including but not limited to loss of profits or anticipated savings, or for any claim made against the Customer by any other party, even if the Sub-Servicer has been advised of the possibility of such damages, loss or claim.

                  (v) With respect to Loans acquired by the Customer and for which the Sub-Servicer provides Services pursuant to Section 4.4 hereof, the Sub-Servicer shall be specifically excused from liability for any damages arising from prior servicing errors by the Customer or other servicers, from missing or incorrect data at conversion, or from missing or incorrect documentation at conversion. In addition with respect to Loans acquired by the Customer and for which the Sub-Servicer provides Services pursuant to Section 4.4 hereof, the Sub-Servicer shall be further specifically excused from liability associated with:

                           (1) Any violations on Loans occurring prior to completion of any contractually defined Borrower file examination and/or due diligence review and correction of noted exceptions;

                           (2) Timely filing violations on Loans more than 120 days delinquent at the time of conversion;

                           (3) Any late filing of claims if pertinent information necessary to accomplish full recovery has not been received by the Sub-Servicer within seven (7) days of the Sub-Servicer's request for the information from the Customer; and

                           (4)      Claim underpayments of less than one
                                    hundred dollars ($100.00) resulting from interest penalties imposed by any Guarantor.

                  (vi) The liability of the Sub-Servicer for its acts or omissions with respect to any denied claim or non-payment of a Loan shall be limited to a return of the actual servicing fees paid by the Customer to the Sub-Servicer on the Loan for which reimbursement is requested in the following instances:

                           (1)      The Loan is removed, transferred or
                                    deconverted from the Sub-Servicer's
                                    servicing system due to a breach of this Agreement by the Primary Servicer or the Customer; or

                           (2) The Loan is a Rehabilitated Loan or a Previously Defaulted Consolidation Loan.

                  (vii) The Sub-Servicer shall not be responsible for consequences of unreasonable acts by any Guarantor. As used herein, unreasonable acts of the Guarantor shall be defined as acts of the Guarantor including but not limited to: Guarantor actions that are outside the scope of industry custom; oral commitments accepted in practice discontinued without sufficient advance notice; retroactive implementation of a Regulation without sufficient prior notification or clarification; Guarantor servicing deficiencies that preclude Sub-Servicer from performing requirements correctly or timely; Guarantor submission of data to the incorrect entity; Guarantor submission of data in a format that in not usable, legible or readable; refusal of a Guarantor to acknowledge data or documentation; unscheduled changes in normal business hours; enforcement of an unwritten policy or standard; interpretation of a policy standard or Regulation in a manner inconsistent with the Common Manual, Guarantor's manual or Department of Education clarification; or any other acts of the Guarantor of a similar nature.

         (b) By the Customer. To the extent the Sub-Servicer is required to appear in, or is made a defendant in, any legal action or other proceeding commenced by a person or entity other than the Customer with respect to any Loan, the Customer shall indemnify and hold harmless the Sub-Servicer for all loss, liability or expense, except for any loss, liability or expense arising out of or relating to the Sub-

Servicer's gross negligence or willful misconduct in the performance of its duties arising under this Agreement.

6.3 Mitigation of Liability. Either party shall have the right to mitigate its liability under this Agreement by taking such actions as may be appropriate including, but not limited to, reperformance of Services by the Sub-Servicer in order to avert any loss to the Customer.

6.4 Violation of Law. If Customer violates or fails to comply with any applicable law or governmental regulation in respect of a Loan or participation in any Loan program, then Customer shall assume all liability for, and does hereby indemnify, protect and hold harmless Sub-Servicer from and against, any and all liabilities, losses, costs and claims imposed on, incurred by or asserted against Sub-Servicer relating to or otherwise arising out of such violation or failure by Customer to comply.

6.6 Customer's Failure to Pay. In the event the Customer fails to pay within the time allowed an amount assessed of the Customer by the Secretary, and Sub-Servicer is required to pay such amount. Customer agrees to reimburse Sub-Servicer the amount paid by Sub-Servicer to the Secretary, within thirty
(30) days of Sub-Servicer's notice to Customer of Sub-Servicer's payment.

                                   ARTICLE VII
                                  COMPENSATION

7.1 Compensation for Services. For rendering Services under this Agreement, the Sub-Servicer shall be compensated for Services provided pursuant to this Agreement, the amounts set forth in the attached SCHEDULE A.

7.2 Special Services. The Primary Servicer or the Customer shall compensate the Sub-Servicer for the performance by the Sub-Servicer of special services requested by the Customer as set forth in SCHEDULE A.

7.3      Changes in the Schedule of Fees.

         (a) The fees specified in SCHEDULE A are binding on the parties from the effective date of this Agreement and may not be modified or amended during the term of this Agreement, except as provided in Sections 3.5, 4.4 and 7.3(b) hereof.

         (b) During the term of this Agreement, Sub-Servicer may submit in writing to the Customer any proposed modification to SCHEDULE A, revising such Fee Schedule, which modification reasonably reflects increases in actual costs resulting from material and substantial amendments to the Act or Regulations, which are enacted or adopted and become effective or applicable after the date hereof, which impose material and substantial cost increases upon the Sub-Servicer in the performance of the Services. In the event that the Customer objects to the revised Fee Schedule, then Sub-Servicer and Customer shall attempt to resolve any differences regarding such revised fees. If Sub-Servicer and Customer are unable to reach a mutual agreement within sixty (60) days after the delivery of any proposed modifications to SCHEDULE A, then Customer shall have the right to terminate this Agreement (effective 90 days after delivery of notice) by delivering written notice to Sub-Servicer at any time after the expiration of such 60-day period. If Customer fails to deliver its written notice of termination within 180 (180) days after the expiration of such 60-day period, the failure shall be deemed conclusively to constitute the binding agreement of Customer to the revised fees. If Customer terminates the Agreement as proved in this section, then the Sub-Servicer shall continue to provide the Services at the rate of 125% of the then existing Fee Schedule or the proposed new Fee
Schedule, whichever is less, until all Loans are removed from the Sub-Servicer's servicing system, provided, however, that such period after termination shall not exceed six (6) months without the Sub-Servicer's prior written consent.

7.4 Billing; Time for Payment. The Sub-Servicer shall remit to the Customer a billing statement of the fees due at the end of each month pursuant to this Agreement. The Sub-Servicer will mail a statement to the Customer no later than the fifteenth (15th) day of the following month, which statement shall be paid by the Customer within thirty (30) days.

7.5 Interest. Statements for services rendered by the Sub-Servicer which are not paid within sixty (60) days of the billing date shall be charged interest each calendar day at the Stated Rate, as hereinafter defined. The Stated Rate means a daily interest rate, the denominator of which is 360 and the numerator of which is equal to eighteen percent (18.0%). Said interest shall accrue from the date of the initial billing and shall continue to accrue until all statements paid in full.

7.6 Fees Upon Termination of Agreement. If this Agreement is terminated by Customer in accordance with Sections 7.3 or 8.3 of this Agreement, or by Sub-Servicer in accordance with Sections 8.4 or 8.5 of this Agreement, then the Customer shall be billed by the Sub-Servicer and shall be responsible for paying fees at the then current rate in SCHEDULE A (or, if termination is pursuant to Section 7.3, at the rate set forth in such section), including, but not limited to, Loan deconversion fees, or the monthly minimum charge, whichever is greater, from the effective date or such termination until all Loans are removed from the Sub-Servicer's servicing system; provided, however, that such period after termination shall not exceed six (6) months without the Sub-Servicer's prior written consent.

7.7 Deconversion Fee. Deconversion is defined as the transfer of ownership or servicing of any Loan record in accordance with the provisions of Section 7.3 or Article VIII, or as otherwise mutually agreed. Deconversion charges will be payable in advance at the rate of $15.00 per Loan; provided, however, that there shall not be any deconversion charges in the event that this Agreement is terminated by the Customer pursuant to Sections 8.5 (provided that the Customer is not in breach of this Agreement at the time of the exercise of such right of termination) or 8.6 of this Agreement. Deconversion associated with termination or expiration of the Agreement will be accomplished as a single activity unless otherwise agreed (in which event Customer shall be liable for any additional costs incurred by Sub-Servicer, all as determined by Sub-Servicer).
Sub-Servicer assumes no liability for Loan records remaining on Sub-Servicer's system after deconversion associated with termination or expiration of the Servicing Agreement. Transfers off of Sub-Servicer's system shall be in Sub-Servicer's machine readable media and format, and will include packaging of all documents for shipment. Deconversion includes one (1) Borrower system transaction history per Account. Additional copies will be charged at $.50 each. Non-standard reports will be charged at rates mutually agreed to and based on an estimate of application programming hours required and production costs in accordance with the Rate Schedule. All deconversion documents will be made available FOB Jacksonville, Florida. Customer shall bear responsibility for any documents while in transit or for any file recreation as a result of documents lost in transit. Servicing fees for the month in which deconversion occurs will be prorated based on the deconversion date. Post-deconversion assistance after tapes and/or documents are shipped will be scheduled as mutually agreed, and will be charged per the Rate Schedule in SCHEDULE A.

                                  ARTICLE VIII
                                  TERMINATION

8.1 Termination of Agreement. This Agreement shall continue in full force and effect unless and until terminated in accordance with the provisions hereof. At any time after the effective date of this Agreement, the Customer may terminate this Agreement only as provided in Sections 7.3, 8.3 or 8.5, of this Agreement. The Sub-Servicer may terminate this Agreement only as provided in Sections 7.3, 8.3, 8.4, 8.5 and 8.6 of this Agreement. Upon any termination of this Agreement all outstanding fees shall become immediately payable and Loan Documentation shall be returned to the Customer in the Sub-Servicer's format in accordance with the requirements of Section 8.2 hereof. The termination of this Agreement shall not affect the obligations of the parties with respect to transactions and occurrences in connection with Services provided prior to the termination date.

8.2 Return of Records and Documents. Upon the expiration or termination of this Agreement, the Sub-Servicer shall, at the request of the Customer, return to the Customer those automated records and the Loan Documentation (if in the possession of the Sub-Servicer) maintained by the Sub-Servicer in connection with the servicing of the Loans to which the Sub-Servicer asserts no proprietary right and which are not a part of the records and reports maintained by the Sub-Servicer in connection with the servicing of Loans generally. All documents relating to the Loans shall be returned at the request of the Customer in a medium selected by the Sub-Servicer or in a paper format and at the reasonable expense of the Customer. The return of all Loan documents, Loan Documentation, and records belonging to the Customer shall be done at Customer's sole, reasonable cost and expense and in such manner as the Sub-Servicer can reasonably provide as promptly as possible following the date of termination if so requested.

8.3 Impossibility of Performance. If the Sub-Servicer is rendered unable, wholly or in part, by a force outside the control of the parties (including but not limited to acts of God, strikes, lockouts, riots, acts of war, epidemics, fire, communication line or power failure, earthquakes or other disasters) to carry out its obligations under this Agreement, the Sub-Servicer shall give to the Customer prompt written notice to that effect. Thereupon, the affected obligations of the Sub-Servicer shall be suspended so long as the Sub-Servicer is unable to so perform any affected obligation; provided, however, that either party may at its option immediately terminate this Agreement in the event that Services cannot be fully restored within ninety-six (96) hours of said notification by the Sub-Servicer.

8.4 Termination Upon Nonpayment of Fees. If full payment is not received by the Sub-Servicer within sixty (60) days of receipt by the Customer of the Sub-Servicer's billing statement rendered in accordance with Section 7.4 hereof, and in the absence of written notification from the Customer of contested charges, such nonpayment shall constitute a default hereunder and shall entitle the Sub-Servicer, at any time thereafter, to notify the Customer of such default and if such default is not cured within twenty (20) days from the date of such notice, the Sub-Servicer may, at its option, at any time thereafter immediately terminate this Agreement.

8.5 Termination Upon Breach. If there exists a material breach by either party, the other party may terminate this Agreement by providing sixty (60) days prior written notice to the breaching party of such intent to terminate, which notice must specify the material breach; provided, however, that such termination shall not be effective if the breaching party cures the material breach identified within such sixty (60) day period.

8.6 The Sub-Servicer's Insolvency. If the Sub-Servicer becomes insolvent, or the insolvency of the Sub-Servicer is reasonably determined by the Customer to be imminent, then the Customer may terminate this Agreement by providing ten
(10) Business Days' prior written notice to the Sub-Servicer.

                                   ARTICLE IX
                                 MISCELLANEOUS

9.1 Intellectual Property Protection. Notwithstanding anything in this Agreement to the contrary, it is the express intention of the parties to this Agreement that all right, title and interest of whatever nature in the Sub-Servicer's user manuals, training materials, all computer programs, routines, structures, layout, report formats, together with all subsequent versions, enhancements and supplements to the foregoing, all copyright rights (including both source and object code) and all written or oral information relating to the Sub-Servicer's programs conveyed in confidence by the Sub-Servicer to the Customer and which give the Sub-Servicer an advantage over its competitors who do not know or use such information, and all other forms of intellectual property of whatever nature is and shall remain the sole and exclusive property of the Sub-Servicer.

9.2 Agent Authorization. The Customer hereby authorizes the Sub-Servicer to act on behalf of and as the Customer's agent, pursuant to this Agreement, in the application processing and servicing of the Customer's Loans. Such authorization shall include, but not be limited to, all correspondence and liaison necessary with a Guarantor regarding such Loans, assignment of claims to a Guarantor and any and all other communications, correspondence, signatures or other acts appropriate to originate and service Customer's Loans in accordance with the Act, the Regulations and the terms and conditions of this Agreement.

9.3 Disclosure of Information. All data, information, records, correspondence, reports or other documentation received by the Sub-Servicer pursuant to this Agreement from the Customer or a Borrower, or prepared and maintained by the Sub-Servicer in the course of its activities under this Agreement shall be released or divulged only to the Customer, or with respect to information or documentation relating to a particular Borrower, to that Borrower, to such other parties as the Sub-Servicer may be directed in writing by the Customer or such Borrower, or as otherwise required by applicable law or court or administrative order.

9.4 Assignment. Neither the Primary Servicer nor the Customer may assign its rights or obligations under this Agreement without the prior written consent of the Sub-Servicer which shall not be unreasonably denied. The Sub-Servicer hereby consents to the assignment of this Agreement to one or more entities which are now or in the future affiliated with the Customer, including without limitation, NEBHELP, INC., NHELP - I, Inc., NHELP-II, Inc., National Education Loan Network, Inc. and NHELP, Inc. In the event that Customer is permitted to assign its rights and obligations hereunder, or in the event that its eligible lender trustee sells any Loans to a party other than Sub-Servicer, such assignee or purchaser, as applicable, shall as a condition to such assignment or sale execute an agreement effectively binding such assignee or purchaser to the terms and conditions of this Agreement (in the case of a sale, only with respect to such Loans sold) as if such assignee or purchaser were the Customer.

The Sub-Servicer further consents, in order to perfect a pledge or grant of a security interest by the Customer, to the assignment by the Customer of its rights under this Agreement to, and this Agreement shall inure to the benefit of, the Customer's eligible lender trustee, Norwest Bank Minnesota, National Association, as trustee, its successors and assigns and/or Delaware Funding Corporation, Three Rivers

Funding Corporation, Morgan Guaranty Trust Company of New York and Mellon Bank, N.A.. Without limiting the generality of the foregoing, all representations, covenants and agreements in this Agreement which confer rights upon the Customer shall be for the benefit of the Customer's eligible lender trustee and such eligible lender trustee shall be entitled to rely on and enforce (without duplication by the Customer) such representations, covenants and agreements to the same extent as if it were a party hereto.

9.5      Duties as Sub-Servicer.

         (a) Employment of Third-Parties. In connection with the performance of its duties under this Agreement, the Sub-Servicer may, in its sole discretion and expense, employ such third parties, including, without limitation, appraisers, consultants, attorneys, accountants and others as the Sub-Servicer deems necessary or appropriate to carry out the purposes of, and to fulfill its obligations and duties hereunder.

         (b)      Limitation of Duties.

                  (i) No Obligation to Use Own Funds. The Sub-Servicer shall have no obligation to make any payment of any type pursuant hereto or to incur any financial liability on behalf of the Customer in the performance of its duties unless sufficient funds have been deposited with the Sub-Servicer hereunder to pay in full all such amounts.

                  (ii) Not Responsible for Representations. The Sub-Servicer shall be regarded as making no representations and having no responsibilities with respect to the accuracy or sufficiency of any representations made by the Customer to any third party.

                  (iii) Reliance Upon Instructions. The Sub-Servicer may rely on and shall be protected, indemnified and held harmless by the Customer in acting upon the written and oral instructions of the Customer or of counsel to the Customer with respect to any matter relating to its actions on behalf of the Customer, and the Sub-Servicer shall be entitled to request further instructions be given by such persons or to request that instructions be given in writing.

                  (iv) Authorization to Act: Limitation of Liability. In performing duties under this Agreement, the Sub-Servicer is authorized to rely upon any statement, consent, agreement or other instrument not only as to its due execution, its validity, and the effectiveness of its provisions, but also as to the truth and accuracy of any information contained therein, which the Sub-Servicer shall in good faith believe to be genuine or to have been represented or signed by a proper person or persons. The Sub-Servicer shall not be liable for any error in judgment made in good faith by an employee of the Sub-Servicer unless it shall be proved that the Sub-Servicer was grossly negligent. The Sub-Servicer shall have no liability for any action or failure to act with respect to its duties if undertaken in good faith reliance upon the advice of its counsel.

         (c) Limitation of Liability. In the event of any claim against the Sub-Servicer arising out of the Sub-Servicer's negligence, gross negligence or willful misconduct, the Sub-Servicer shall be liable only for actual damages incurred by the Customer (which shall include, but not be limited to, principal and interest on Loans) and in no event shall the Sub-Servicer be liable to the Customer for any lost profits, lost savings, or consequential, incidental, or punitive damages.

9.6 Binding Effect. The terms and conditions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

9.7 Amendment. This Agreement may not be amended or modified in any respect except by an instrument in writing signed by the party to be charged and communicated in accordance with Section 9.13 regarding notices and as otherwise provided in this Agreement.

9.8 Waiver of Rights. No failure by any party to exercise, or any delay in exercising, and no course of dealing with respect to any right of such party or any obligation of any other party under this Agreement shall operate as a waiver thereof, unless, and only to the extent, agreed to in writing by all parties hereto. Any single or partial exercise by any party of its rights shall not preclude such party from any other or further exercise of such right or the exercise of any other right. Any single or partial waiver by any party of any obligation of any other party under this Agreement shall constitute a waiver of such obligation only as specified in such waiver and shall not constitute a waiver of any other obligation.

9.9 Cumulative Remedies. No remedy by the terms of this Agreement conferred upon or reserved to the Sub-Servicer or the Customer is intended to be exclusive of any other remedy, but each and every such remedy shall be cumulative and in addition to every other remedy given under this Agreement or existing at law or in equity or by statute on or after the date of this Agreement including, without limitation, the right to such equitable relief by way of injunction, mandatory or prohibitory, to prevent the breach or threatened breach of any of the provisions of this Agreement or to enforce the performance hereof.

9.10 Interpretation of Agreement. In the event of any dispute or disagreement between the parties hereto, either with respect to the interpretation of any provision of this Agreement or with respect to the performance hereunder by the Sub-Servicer or the Customer, each of the parties shall appoint a designated officer or agent to meet for the purpose of endeavoring to resolve such dispute or to negotiate for an adjustment to such provision. No formal proceedings for the judicial resolution of such dispute may be commenced until the designated officers or agents have reasonably discussed the provision or performance in question and have concluded in good faith that amicable resolution through continued negotiation of the matter at issue does not appear likely.

9.11 Severability. Any provision of this Agreement which is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or nonauthorization without invalidating the remaining provisions hereof or affecting the validity, enforceability or legality of such provision in any other jurisdiction.

9.12 Governing Law: Entire Agreement. This Agreement shall be governed by the laws of the State of Florida, and constitutes the entire Agreement between the parties with respect to the subject matter. All prior agreements, representations, statements, negotiations, and undertakings between the parties are superseded hereby. In the event of any inconsistency between the terms and conditions of any Schedule attached hereto and the provisions of this Agreement, the Schedule shall prevail.

9.13 Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed to have been given if sent by registered or certified mail, return receipt requested, overnight carrier, or personal delivery, addressed:

         (a)    if to the Sub-Servicer:

                InTuition Services, Inc.
                6420 Southpoint Parkway
                Jacksonville, Florida 32216
                Attention: President

         (b)    if to the Primary Servicer:

                UNIPAC Service Corporation
                3015 So Parker Road, Suite 400
                Aurora CO 80014
                Attention: Edward Martinez

                with a copy to:

                NHELP-III, Inc.
                P. O. Box 82505
                Lincoln, NE 68501-2505
                Attention: Terry Heimes

         (c) at such other address as the party to be notified has designated upon reasonable notice.

Notices made pursuant to this paragraph by overnight carrier or personal delivery shall be deemed to be effective on the next Business Day after such notice is sent. Notices made pursuant to this paragraph by mail shall be deemed to be effective on the fifth (5th) day following the mailing of such notice. A return receipt, or evidence of refusal, obtained by that United States Postal Service at the request of the sender or the expiration of ten (10) days after mailing shall be conclusive as of the fact of receipt.

9.14 Confidentiality. This Agreement and all Schedules attached hereto are considered confidential information and must not be copied or disclosed to anyone other than the Customer's credit providers and employees of the Customer directly concerned with this material without the express written consent of the Sub-Servicer.

9.15 Corporate Obligation. No recourse under or upon this Agreement or any claim based thereon or in respect thereof shall be had against any incorporator, member, officer, employee, or trustee, as such, past, present, or future, of the Sub-Servicer or the Customer or any successor organizations, either directly or through the Sub-Servicer or the Customer or any successor organizations. This Agreement is solely a corporate obligation and no personal liability against any incorporator, member, officer, employee, or trustee, past, present, or future of the parties shall attach through the Sub-Servicer or the Customer or any successor corporations, because of the Agreement.

9.16 Loan Sale Agreement: Approval of Sub-Servicer as Direct Servicer. This Agreement is made pursuant to Section 3.2 of the Loan Sale Agreement, to which the Customer will be a party by virtue of assignment of rights therein by NHELP, Inc. In addition, upon approval by the credit providers, this Agreement shall, without further action on the part of any party, become an agreement by and between the Sub-Servicer and the Customer and the Primary Servicer shall cease to be a party hereto. Until such time as approved, this Agreement shall be by and between the Primary Servicer and the Sub-Servicer, for the benefit of the Customer. All references to the Customer, shall be until such time as approval is received and this Agreement becomes an agreement between the Sub-Servicer and the Customer, shall be deemed to include the Primary Servicer and the duties and obligations of the Sub-Servicer to the Customer are rendered on behalf of, and for the benefit of, the Primary Servicer and the Primary Servicer shall be entitled to any and all of the rights granted to the Customer hereunder; however, to the greatest extent possible, the provision of the Services by the Sub-Servicer shall be in favor of, and the exercise of the rights granted hereby shall be exercised by, without duplication the Customer.

9.17 Third Party Beneficiaries. The parties hereto acknowledge and agree that Norwest Bank Minnesota, National Association, as Trustee Delaware Funding Corporation, Morgan Guaranty Trust Company of New York, Mellon Bank, N.A. and all Secured Creditors as defined in and pursuant to a Warehouse Note Purchase and Security Agreement to which the Customer is a party, shall be third party beneficiaries of this Agreement with the power and right to enforce the provisions of this Agreement against the parties. In the event that any of said third party beneficiaries become an assignee or successor to Customer and, as such assignee or successor of Customer enforce this Agreement against Servicer, then said third party beneficiary shall succeed to the duties and obligations of Customer under this Agreement.

                            [SIGNATURE ON NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement and all its Schedules to be duly executed and to take effect as the day and year first above written.

INTUTTION, INC.                     UNIPAC SERVICE CORPORATION

/s/ James H. Van Horn               /s/ Edward P. Martinez
----------------------              --------------------------------
(Authorized Signature)              (Authorized Signature)

James H. Van Horn                   Edward P. Martinez
----------------------              --------------------------------
(Print Name)                        (Print Name)

President                           Senior Vice President
----------------------              --------------------------------
(Title)                             (Title)

                                    84-0748903
                                    --------------------------------
                                    (Federal Identification Number)

                                   SCHEDULE A

                                  FEE SCHEDULE

Servicing Fees.

         Conversion Fees. For Loans acquired pursuant to Section 4.4 of the Agreement, the Sub-Servicer and the Customer shall agree in writing upon the terms and conditions, including the servicing and conversion fees, prior to any such Loans being converted to Sub-Servicer's system.

         Monthly Servicing Fees. The servicing fee for Loans shall be an annualized amount equal to (i) 75 basis points (0.75%) of the average aggregate outstanding principal balance of Loans subserviced directly by the Sub-Servicer and (ii) 55 basis points (0.55%) of the average aggregate outstanding principal balance of Loans subserviced by USA Group Loan Services, Inc., in each case as of December 31, 1998 or, with respect to any such Loans acquired after December 31,1998, as of the applicable Scheduled Sale Date. In addition, a fee of $2.50 per account shall be paid by the Customer to the Sub-Servicer monthly on an Account Group that becomes delinquent with respect to any payment of principal or interest for thirty (30) days or more.

         TBC (To Be Closed) Accounts. The monthly fees charged to the Customer for TBC - Claim and TBC - Payoff Accounts is the Repayment fee. This fee will only be assessed during the month that the Account is either claim paid or paid-in-full.

Consolidation Loan Servicing Fees.

         Consolidation Fee. The Sub-Servicer shall be paid a fee of $35.00 per each Consolidation Loan originated and disbursed by the Sub-Servicer pursuant to this Agreement.

         Repayment Fee. The Sub-Servicer shall be paid a monthly fee per each Consolidation Loan Account in accordance with the Repayment fees for all other Accounts under this Agreement.

Other Charges and Special Services

         Cures

         Any "lender error" cure classification and performance by the Sub-Servicer will be as mutually agreed.

         Data Reconstruction

         Time and materials necessary to recover missing historical data necessary for correct servicing will be charged in accordance with the Rate Schedule.

Professional Services Rates

Should additions/modifications to the system or special services not covered by other areas of the Agreement be requested, the time and resource required will be charged in accordance with the Rate Schedule or other mutually agreed upon arrangement.

Rate Schedule

Per unit charges for special services requested in addition to Services as defined by the Agreement:

Professional Services

Data Entry                               $ 25.00        /Hour
Operations Support                       $ 30.00        /Hour
Technical Writing                        $ 40.00        /Hour
Accounting/Administrative Services       $ 40.00        /Hour
Data Processing Services                 $ 75.00        /Hour

Other Services

Tape Load to Sub-Servicer                $ 25.00        /per occurrence
Tape Load from Sub-Servicer              $ 50.00        /per occurrence
Microfiche - Master                      $  2.65        /per copy
           - Copy                        $   .25        /per copy

Optional Miscellaneous Fees

Delivery of computer output; courier services; special forms; print form overlay; communications costs including, but not limited to, telephone lines, terminals, printers, and control units; and/or other miscellaneous services outside of normal operations which may, from time to time, be reasonably requested by written notice from the Customer, will be charged either at the actual cost of the service billed to the Sub-Servicer by the third party performing the service, plus an administrative fee of ten percent (10%), or in accordance with the Rate Schedule.

Monthly Minimum

A minimum charge of $2,000 per lender number will be assessed for any month in which monthly servicing fees fall below $2,000.

                                   SCHEDULE B

                           LOAN CONVERSION PROCEDURES

Portfolios can be converted via two processes. OPTION 1 is systematically via tape or on-system transfer between lender numbers. Tape data can be provided in the Sub-Servicer's format or the Sub-Servicer can perform the programming to convert the data to the Sub-Servicer's format at the Customer's expense. OPTION 2 is for the portfolio to be converted manually. Within each of the two options are several degrees of file review. The Customer and the Sub-Servicer will agree on one of the two main options, decide on the type of file review and execute a Loan Conversion Procedure Form substantially in the form of Attachment 1 hereto.

Option 1 - Automated Conversion

No File Review - Data would be converted from tape furnished by the Customer or prior Sub-Servicer or via on-system transfer between lender numbers. In this case, the Sub-Servicer would be held harmless by the Customer for any errors in the data provided on the tape. The files would be received and maintained by the Sub-Servicer for on-going research of any possible conversion discrepancies and normal servicing inquiries.

Document Check (Abbreviated Note Exam) - Confirms that all of the critical documents were included in the file that was provided to the Sub-Servicer. The critical documents are defined as Application(s), Promissory Note(s) & any addenda thereto, Notice(s) of Guarantee, Proof of Disbursement(s) and, in the case of PLUS/SLS, Disclosure of Repayment. Sub-Servicer would be held harmless by the Customer for any errors in the data provided on the tape and for the omission of any documents, other than those listed above, for which verification was not done.

Full Note Examination - Includes everything listed in the Document Check plus verification that documents have been properly executed and monetary figures match, and that all required information is available, except references. If Loans are in Repayment, the review would also include verification that the following are present in the file:

         -     accurate conversion to Repayment and disclosure

         -     complete payment history

         - collection history (if appropriate to cover any gaps in payment history)

         -     supporting documentation for Deferments/Forbearances.

Due Diligence Review - Includes everything listed in the Full Note Examination, plus verification that the due diligence done in the collection history is correct and meets regulatory requirements.

Account Reconstruction - Includes all activities necessary to rebuild an Account from the beginning. This would be required when the Account information is not available or its integrity is not sufficient to allow the Accounts to be converted to the servicing system. This would be billed as time and materials in accordance with the Rate Schedule in Schedule A.

Review Done to Customer's Specifications - Specifics and associated cost to be mutually determined prior to the conversion to the Sub-Servicer's system.

Option 2 - Manual Conversion

Document Check (Abbreviated Note Exam) - Confirms that all of the critical documents were included in the file that was forwarded to the Sub-Servicer. The critical documents are defined as Application(s), Promissory Note(s) & any addenda thereto, Notice(s) of Guarantee, Proof of Disbursement(s) and, in the case of PLUS/SLS, Disclosure of Repayment.

Full Note Examination - Includes everything listed in the Document Check plus verification that documents have been properly executed and monetary figures match, and that all required information is available, except references. If Loans are in Repayment, the review would also include verification that the following are present in the file:

         -     accurate conversion to Repayment and disclosure

         -     complete payment history

         - collection history (if appropriate to cover any gaps in payment history)

         -     supporting documentation for Deferments/Forbearances.

Due Diligence Review - Includes everything listed in the Full Note Examination, plus verification that the due diligence done in the collection history is correct and meets regulatory requirements.

Account Reconstruction - Includes all activities necessary to rebuild an Account from the beginning. This would be required when the Account information is not available or its integrity is not sufficient to allow the Accounts to be converted to the servicing system. This would be billed as time and materials in accordance with the Rate Schedule in Schedule A.

Review Done To Customer's Specifications - Specifics and associated cost to be determined prior to the conversion to the Sub-Servicer's system.

                                  ATTACHMENT 1

                         LOAN CONVERSION PROCEDURE FORM

Sub-Servicer and Customer agree that Loan conversion procedures as described below shall be used in conjunction with conversion activities effective _______________, 19____. General characteristics of the Loans to be converted are also described below including, but not limited to, current principal and interest amount, number and type of Loans, number and type of Borrowers, physical location, prior owner and prior Sub-Servicer:

                _____________________________________________________
                _____________________________________________________
                _____________________________________________________
                _____________________________________________________
                _____________________________________________________
                _____________________________________________________

INTUITION, INC.                         FOR:_________________________

Typed Name: _______________________     Typed Name:__________________
Typed Title:_______________________     Typed Title:_________________

                               CUSTODIAN AGREEMENT

         THIS CUSTODIAN AGREEMENT (the "Agreement") dated as of September
16, 1999, is by and among NHELP-III, INC. (the "Issuer"), NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as Trustee (the "Trustee"), and UNIPAC SERVICE CORPORATION, as custodian (the "Custodian").

         WHEREAS, the Trustee and the Issuer have entered into a Warehouse Note Purchase and Security Agreement dated as of September 16, 1999, (the "Warehouse Agreement"), as it may be supplemented or amended, to which the Secured Creditors (as defined in the Warehouse Agreement) are parties, and pursuant to which the Trustee has agreed to purchase, upon request of and as an accommodation to the Issuer, certain student loans (the "Student Loans") for the benefit of the Issuer and to cause title to such loans to be vested in the Trustee subject to the Issuer's beneficial interest; and

         WHEREAS, pursuant to the Warehouse Agreement, the Issuer has granted to the Trustee, and its successors and assigns, for the benefit of the Secured Creditors (as defined in the Warehouse Agreement), a security interest in, among other things, the promissory notes and certain other documents relating to certain Student Loans as security, pursuant to the performance and observance by the Issuer of all of the covenants, terms and condition expressed or implied in the Warehouse Agreement; and

         WHEREAS, the Trustee has requested, and the Issuer agreed, that all Student Loans financed under the Warehouse Agreement (including all Student Loans with respect to which the Trustee holds legal title) shall be placed in the possession of the Trustee through its agent for the purpose of creating a security interest and perfecting the Trustee's security interest in the collateral under the Uniform Commercial Code; and

         WHEREAS, the Issuer has entered into that certain Servicing Agreement (the "Servicing Agreement") dated as of September 16, 1999, with the Custodian, to service Student Loans acquired by the Issuer pursuant to the Servicing Agreement or beneficially owned by the Issuer utilizing the data processing capabilities and systems of the Custodian; and

         WHEREAS, the Issuer desires to contract for the Custodian to provide the custodial services set forth herein; and

         WHEREAS, the Issuer will from time to time in the future deliver or cause the Trustee to deliver, to the Custodian Student Loans to be serviced by the Custodian;

         NOW, THEREFORE, the Trustee and the Issuer hereby authorize the Custodian to so hold all Deposited Loans (as defined below) as bailee and agent of the Trustee and authorize the Custodian to perform the following functions, and duties in connection therewith, and the Custodian agrees to perform such functions and duties (in the case of the custodian, as bailee and agent of the Trustee), including perfecting and continuing the perfection of the Trustee's security interest in the Deposited Loans:

         1. DEFINITIONS. Unless otherwise defined herein, all capitalized terms used herein, including the premises thereof, shall have the meanings ascribed to such terms in the Warehouse Agreement.

         "Deposited Loans" means all Student Loans financed pursuant to the Warehouse Agreement which now or at any time hereafter are serviced by the Custodian or in the possession and control of the Custodian on behalf of the Issuer as servicer.

         2. SAFEKEEPING OF THE DEPOSITED LOANS. The Custodian hereby agrees to perform the following services for the Trustee with respect to the Deposited Loans:

                  (a) The Custodian shall hold in its fireproof storage vault and under its exclusive control the following documents with respect to each of the Deposited Loans and shall use due care to preserve and protect the same:

                           (i)      The original promissory note;

                           (ii) The Notification of Loan Approval by the Guarantee Agency; and

                           (iii) Any further documentation required by the Secretary or the Guarantor.

         provided, however, that to the extent permitted in accordance with the rules and regulations of the Secretary and/or the applicable Guarantee Agency, the Custodian may retain any of such documentation (other than original promissory notes) on microfilm or other electronic, image or similar storage system.

                  (b) Upon the written demand of the Issuer, the Trustee or Secured Creditors and in circumstances authorized in the Warehouse Agreement, the Custodian shall deliver and immediately release to the Trustee any and all of the Deposited Loans at the time held by Custodian, as well as all related information and documents required to be held under the Servicing Agreement, subject to the costs associated therewith under the Servicing Agreement.

                  (c) The Custodian agrees to permit inspection at all reasonable times and upon reasonable advance notice by the Issuer or Trustee, the Guarantee Agencies, the Secretary and any governmental agency having jurisdiction or their respective agents (including auditors) of the Deposited Loans and the records of the Custodian relating thereto, such inspection to include the right to examine and make copies of any documents relating to the Deposited Loans and to interview personnel involved in the servicing of the Deposited Loans.

                  (d) The Custodian shall furnish to the Trustee the reports required by the Servicing Agreement upon written request to the Custodian.

                  (e) The Trustee hereby appoints the Custodian as its agent solely to take physical possession and custody of the Deposited Loans and the proceeds thereof in accordance with the terms of this Agreement. The Custodian hereby accepts such appointment and acknowledges receipt of notice of the security interest held by the Trustee in the Deposited Loans.

         3. PAYMENTS IN RESPECT OF DEPOSITED LOANS. The parties hereto agree that amounts received in respect of the Deposited Loans (including claim payments from any Guarantor and Interest Subsidy Payments and Special Allowance Payments) shall be promptly paid over to and deposited with the Trustee pursuant to the Warehouse Agreement.

         4. RELEASE OF COLLATERAL. The Custodian may release Deposited Loans and all related information and documentation held by the Custodian only as permitted in the Warehouse Agreement. Except as described in this Paragraph 4 and except upon termination of this Agreement and notwithstanding any other provision of the Servicing Agreement, the Custodian will not release any Deposited Loans unless the Custodian is in receipt of written authorization from the Trustee.

         5. NO LIABILITY. The Trustee shall have no responsibility for loss or damage suffered by the Issuer with respect to any Deposited Loans delivered or released pursuant to this Agreement.

         6. TERMINATION OF AGREEMENT. This Agreement shall remain in effect until the date on which either of the following shall occur: (a) the Servicing Agreement shall have expired or otherwise been terminated; or (b) upon satisfaction of all indebtedness of the Issuer the payment of which is secured under the Warehouse Agreement, including indebtedness of the Issuer the payment of which is secured under the Warehouse Agreement, including indebtedness for any penalties, costs of collection or other charges. Upon termination of this Agreement for any reason other than full satisfaction of indebtedness of the Issuer, the Deposited Loans then held by the Custodian shall be forthwith delivered to the party designated by the Trustee, subject to the terms of the Servicing Agreement. Upon termination of this Agreement following satisfaction of indebtedness of the Issuer, Deposited Loans and materials relating thereto in the possession of the Custodian shall be delivered to the Issuer or its designee. This Agreement shall not be subject to termination other than as specifically provided in this paragraph 6.

         7. INSPECTION RIGHTS. To the extent permitted by law, all records maintained by the Custodian with respect to the Deposited Loans shall be available for inspection or audit from time to time by the Trustee and the Issuer (or their respective designees) upon request of the Trustee or the Issuer, made with reasonable advance notice to the Custodian, such availability to include the right to examine and make copies of any documents relating to the Deposited Loans, with costs of same not to be paid for by the Custodian.

         8. AUTHORIZATIONS. The persons whose signatures appear immediately below are the persons presently authorized to act for the Trustee or the Issuer, as the case may be, whenever written directions or requests are required under this Agreement (it being understood and agreed that different or additional persons may be authorized to act for such Persons without further notice to the Custodian or any other Persons and that the Custodian may rely on directions or requests by such different or additional persons so long as they purport to be authorized officers of the Trustee or the Issuer, as the case may be).

          TRUSTEE                                     ISSUER

Norwest Bank Minnesota, National    NHELP-III, Inc.
Association

/s/ Susan E. Jacobsen              /s/ Terry J. Heimes
-------------------------------    ---------------------------------------------
Susan E. Jacobsen                  Terry J. Heimes, Vice President and Treasurer

         9.       REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE CUSTODIAN.

                  (a) The Custodian agrees to accept delivery of the promissory notes and other documents pertaining to the Deposited Loans and to have and maintain continuous and exclusive possession and control over all documents evidencing the Deposited Loans delivered to it under this Agreement.

                  (b) The Custodian shall exercise reasonable care and diligence in the possession, retention and protection of the Deposited Loans delivered to it hereunder. The Custodian accepts the custodial duties and responsibilities imposed upon it hereunder and agrees to perform such custodial duties and responsibilities in a sound and prudent manner consistent in all respects with sound custodial practices and principles.

                  (c) The Custodian shall at all times during the term of this Agreement maintain insurance which shall include, but not be limited to, dishonesty of employees or other crimes resulting in the loss of the Deposited Loans and comprehensive general liability, including personal injury and loss or damage to documents.

                  (d) The Custodian shall at all time maintain records indicating the borrower name and Social Security number, at a minimum, of all Deposited Loans which are delivered to it to hold as Custodian pursuant to this Agreement and indicating that such Deposited Loans have been pledged to the Trustee.

         10.      MISCELLANEOUS.

                  (a) This Agreement shall be binding upon the parties hereto and their successors, transferees and assigns, and shall inure to the benefit of and be enforceable by all parties hereto and their respective successors, transferees and assigns.

                  (b) The Custodian acknowledges and agrees that its services under this Agreement are in addition to, and not in lieu of its services as servicer of the Deposited Loans under and pursuant to the Servicing Agreement.

                  (c) This Agreement may be executed and delivered in any number of counterparts, each of which, when so executed and delivered, shall be an original; provided, however, that such counterparts shall together constitute but one and the same instrument.

                  (d) Any provision of this Agreement which is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be effective to the extent of such prohibition, unenforceability or nonauthorization without invalidating the remaining provisions hereof or affecting the validity or enforceability or legality of such provision in any other jurisdiction.

                  (e) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF MINNESOTA.

                  (f) The parties hereto acknowledge and agree that the Secured Creditors shall be third-party beneficiaries of this Agreement with the power and right to enforce the provisions of this Agreement against the parties hereto. In the event that the Secured Creditors become the assignees or successors of the Trustee (under the circumstances contemplated in the Warehouse Agreement) and, as such assignees or successors of the Trustee, enforce this Agreement against the Custodian, the Secured Creditors shall succeed to the duties and obligations of the Trustee under this Agreement.

                  (g) All notices, requests, demands and other communications under or in respect of this Agreement shall be in writing or shall be delivered or mailed, first class, postage prepaid, or sent by facsimile machine, to the parties at the following addresses (or at such other address for a party as shall be specified by the party to whom addressed):

         If to the Issuer:

                                    NHELP-III, INC.
                                    c/o National Higher Education Loan Program
                                    121 S. 13 Street, Suite 301
                                    Lincoln, NE 68508
                                    Attention: Terry Heimes
                                    Telephone: (402) 458-2302
                                    Facsimile: (402) 458-2399

         If to the Trustee:

                                    Norwest Bank Minnesota, National Association
                                    Norwest Center
                                    6th St and Marquette Ave
                                    Minneapolis MN 55479-0069
                                    Attention: Corporate Trust Department
                                    Facsimile: (612) 667-9825

If to the Custodian:

                               UNIPAC Service Corporation
                               3015 So Parker Rd Ste 400
                               Aurora CO 80014
                               Attention: President

           [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

         IN WITNESS WHEREOF, the parties have signed this Agreement as of the date first written above.

                                    NORWEST BANK MINNESOTA,
                                    NATIONAL ASSOCIATION, as Trustee

                                By: /s/ Susan E. Jacobsen
                                    -----------------------------------
                                Title: CORPORATE TRUST OFFICER

                                    NHELP-III, INC.

                                By: /s/ Terry Heimes
                                    -----------------------------------
                                Title: Vice President and Treasurer

                                    UNIPAC SERVICE CORPORATION

                                By: /s/ Edward P. Martinez
                                    -----------------------------------
                                Title: Senior Vice President.

                               CUSTODIAN AGREEMENT

         THIS CUSTODIAN AGREEMENT (the "Agreement") dated as of September 16,1999, is by and among NHELP-III, INC. (the "Issuer"), NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as Trustee (the "Trustee"), and GREAT LAKES HIGHER EDUCATION SERVICING CORPORATION, as custodian (the "Custodian").

         WHEREAS, the Trustee and the Issuer have entered into a Warehouse Note Purchase and Security Agreement dated as of September 16, 1999, (the "Warehouse Agreement"), as it may be supplemented or amended, to which the Secured Creditors (as defined therein) are parties, and pursuant to which the Trustee has agreed to purchase, upon request of the Issuer, certain student loans (the "Student Loans") for the benefit of the Issuer and to cause title to such loans to be vested in the Trustee subject to the Issuer's beneficial interest; and

         WHEREAS, pursuant to the Warehouse Agreement, the Issuer has granted to the Trustee, and its successors and assigns, for the benefit of the Secured Creditors (as defined in the Warehouse Agreement), a security interest in, among, other things, the promissory notes and certain other instruments, documents and Records (as defined in the Warehouse Agreement) relating to certain Student Loans as security, pursuant to the performance and observance by the Issuer of all of the covenants, terms and condition expressed or implied in the Warehouse Agreement; and

         WHEREAS, the Trustee has requested, and the Issuer agrees, that all Student Loans financed under the Warehouse Agreement (including all Student Loans with respect to which the Trustee holds legal title) shall be placed in the possession of the Trustee through its agent for the purpose of creating a security interest and perfecting the Trustee's security interest in the collateral under the Uniform Commercial Code; and

         WHEREAS, the Issuer has entered into that certain Servicing Agreement (the "Servicing Agreement") dated as of September 16, 1999, with Great Lakes Higher Education Servicing Corporation (in such capacity, the "Servicer") to service Student Loans.

         NOW, THEREFORE, the Trustee and the Issuer hereby authorize the Custodian to hold all Deposited Loans (as defined below) as custodian and agent of the Trustee and authorize the Custodian to perform the following functions and duties in connection therewith, and the Custodian agrees to perform such functions and duties as custodian and agent of the Trustee.

         1. DEFINITIONS. Unless otherwise defined herein, all capitalized terms used herein, including the premises thereof, shall have the meanings ascribed to such terms in the Warehouse Agreement.

         "Deposited Loans" means all Student Loans financed pursuant to the Warehouse Agreement which now or at any time hereafter are serviced by or in the possession and control of the Servicer pursuant to the Servicing Agreement.

         2. SAFEKEEPING OF THE DEPOSITED LOANS. The Custodian hereby agrees to act as custodian and agent of the Trustee and to perform the following services for the Trustee with respect to the Deposited Loans:

                  (a) To hold in its fireproof storage vault and under its exclusive possession, dominion and control (subject only to the direction of the Trustee) the following documents with respect to each of the Deposited Loans and to use due care to preserve and protect the same:

                           (i) a copy of the original combination student application/promissory note (with all required supplements) or the combination of separate documents representing the same but in all cases, documents shall include the original promissory note;

                           (ii) the Notification of Loan Approval by the Guarantor or system documentation sufficient to indicate the electronic notification of loan approval by the Guarantor; and

                           (iii) any further documentation required by the Secretary or the Guarantor.

         provided, however, that to the extent (A) permitted in accordance with the rules and regulations of the Secretary of Education and/or the applicable Guarantor, and (B) not otherwise affecting the ability of the Trustee or the Secured Creditors to enforce against the student obligors under applicable law the Deposited Loans, the Custodian may retain any of such documentation (other than original promissory notes) on microfilm, imaging or other similar storage system;

                  (b) Upon the written demand of the Issuer, the Trustee or Secured Creditors and in circumstances authorized in the Agreement, to deliver and immediately release to the Trustee, or the agent or representative of the Trustee, any and all of the Deposited Loans held by Custodian at the time of such demand, as well as all related information and documents required to be held under the Servicing Agreement;

                  (c) To furnish the Trustee monthly and the Secured Creditors at such time or times the Secured Creditors may reasonably request, a list containing the names and Social Security numbers of the obligors of the Deposited Loans, the unpaid principal balance of all Deposited Loans of each of said obligors, and such other information with respect to the Deposited Loans which is reasonably requested by the Trustee or the Secured Creditors;

                  (d) To permit inspection at all reasonable times and upon reasonable advance notice by the Trustee, the Secured Creditors or their respective agents (including auditors and representatives) of the Deposited Loans and the Records, such inspection to include the right to examine and make copies of any Record, documents or other instruments relating to the Deposited Loans and to interview personnel involved in the servicing of the Deposited Loans;

                  (e) To furnish the Trustee and the Secured Creditors from time to time upon written request of the Trustee or the Secured Creditors a list of all Deposited Loans submitted for claim and the date of submission and the amount claimed;

                  (f) To furnish to the Trustee and the Secured Creditors the reports required by the Servicing Agreement upon written request to the Custodian;

                  (g) To furnish the Trustee or the Secured Creditors, at the request of the Trustee, the Secured Creditors or the Issuer, prior to any withdrawal of moneys from the Collection Account under the Agreement for the acquisition of Eligible Loans, a confirmation that all Records, documents and other instruments described in clause (a) above with respect to such Eligible Loans have been received by the Custodian; and

                  (h) To take any and all such other action with respect to the Deposited Loans as the Trustee may, consistent with its rights and obligations under the Warehouse Agreement, reasonably request, after compensation to the Custodian from the Issuer of any costs and expenses associated therewith.

         3. PAYMENTS IN RESPECT OF DEPOSITED LOANS. The Issuer and the Custodian agree that amounts received in respect of the Deposited Loans (including claim payments from any Guarantor and Interest Subsidy Payments and Special Allowance Payments) shall be promptly paid over to and deposited with the Trustee pursuant to the Agreement.

         4. RELEASE OF COLLATERAL. The Custodian may release Deposited Loans and all related information and documentation held by the Custodian only as follows:

                  (a) the Custodian may release to any Person at any time any Deposited Loans that has been paid in full;

                  (b) the Custodian may release to an applicable Guarantor any Deposited Loans which is eligible for claim payment and with respect to which a claim is (or is to be) filed; and

                  (c) the Custodian may, in accordance with paragraph 2(b) of this Agreement, release to the Trustee the Deposited Loans and any Records, documents and instruments relating thereto, subject to the provisions of the Servicing Agreement.

         Except as described in this Paragraph 4 and except upon termination of this Agreement, the Custodian will not release any Deposited Loans unless the Custodian is in receipt of written authorization from the Trustee (but only under the circumstances set forth in the Warehouse Agreement for the exercise of remedies by the Secured Creditors).

         5. NO LIABILITY. Neither the Trustee nor the Secured Creditors shall have any responsibility for loss or damage suffered by the Issuer with respect to any Deposited Loans delivered or released pursuant to this Agreement.

         6. TERMINATION OF AGREEMENT. This Agreement may be terminated by the Trustee for cause and may be terminated at any time (with the consent of the Secured Creditors) by the mutual agreement of the Trustee and the Custodian, but no such termination shall be effective until alternative safekeeping arrangements satisfactory to the Trustee have been effected. This Agreement shall terminate forthwith upon the discharge of the Warehouse Agreement in accordance with the terms of the Warehouse Agreement. Upon termination of this Agreement for any reason other than the discharge of the Warehouse Agreement in accordance with the terms of the Warehouse Agreement, the Deposited Loans then held by the Custodian shall be forthwith delivered to the Trustee or other party designated by the Trustee, but the Trustee shall not be the Servicer of such Deposited Loans. Upon termination of this Agreement following discharge of the Warehouse Agreement as described above, all Deposited Loans and materials relating thereto in the possession of the Custodian shall be delivered to the Issuer. Any actual costs incurred by the Custodian at the direction of the Issuer in addition to the normal cost of servicing shall be borne by the Issuer.

         7. INSPECTION RIGHTS. To the extent permitted by applicable law, all Records with respect to the Deposited Loans shall be available for inspection or audit from time to time by the Trustee, the Issuer and the Secured Creditors (or their respective designees) upon the request of the Trustee, the Issuer or the Secured Creditors made with reasonable advance notice to the Custodian, such availability to include the right to examine and make copies of any Records, documents or instruments relating to the Deposited Loans.

         8. AUTHORIZATIONS. The persons whose signatures appear immediately below are the persons presently authorized to act for the Trustee or the Issuer, as the case may be, whenever written directions or requests are required under this Agreement (it being understood and agreed that different or additional persons may be authorized to act for such Persons without further notice to the Custodian or any other Persons and that the Custodian may rely on directions or requests by such different or additional persons so long as they purport to be authorized officers of the Trustee or the Issuer, as the case may
be).

           TRUSTEE                                      ISSUER

Norwest Bank Minnesota, National   NHELP-III, Inc.
Association

/s/ Susan E. Jacobsen              /s/ Terry J. Heimes
--------------------------------   ---------------------------------------------
Susan E. Jacobsen                  Terry J. Heimes, Vice President and Treasurer

         9.       REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE CUSTODIAN.

                  (a) The Custodian agrees to accept delivery of the promissory notes and other Records, documents and instruments pertaining to the Deposited Loans and to have and maintain continuous and exclusive possession, dominion and control over all documents evidencing the Deposited Loans,

                  (b) The Custodian shall exercise reasonable care and diligence in the possession, retention and protection of the Deposited Loans delivered to it hereunder. The Custodian accepts the custodial duties and responsibilities imposed upon it hereunder and agrees to perform such custodial duties and responsibilities in a sound and prudent manner consistent in all respects with sound custodial practices and principles.

                  (c) The Custodian shall at all times during the term of this Agreement maintain insurance which shall include, but not be limited to, dishonesty of employees or other crimes resulting in the loss of the Deposited Loans and comprehensive general liability, including personal injury and loss or damage to Records, documents and instruments.

                  (d) The Custodian shall at all time maintain Records indicating the obligor name and Social Security Number of all Deposited Loans which are delivered to it to hold as Custodian pursuant to this Agreement and maintain sufficient records to indicate that such Deposited Loans have been pledged to the Trustee.

                  (e) The Custodian makes no representation, express or implied, as to the effectiveness of the bailment hereunder for purposes of perfection under the UCC in effect in Wisconsin or Nebraska.

         10.      MISCELLANEOUS.

                  (a) No amendment, modification, termination or waiver of any provision of this Agreement shall be effective unless the same shall be in writing and signed by the parties and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No amendment of any other agreement or instrument shall affect the Custodian or its duties hereunder.

                  (b) This Agreement shall be binding upon the parties hereto and their successors, transferees and assigns, and shall inure to the benefit of and be enforceable by all parties hereto and their respective successors, transferees and assigns, provided that the Custodian may not transfer, assign or terminate all or any part of this Agreement without the prior written consent of the Issuer.

                  (c) The parties hereto acknowledge and agree that the Secured Creditors shall be third-party beneficiaries of this Agreement with the power and right to enforce the provisions of this Agreement against the parties hereto. In the event that the Secured Creditors become the assignees or successors of the Trustee (under the circumstances contemplated in the Warehouse Agreement) and, as such assignees or successors of the Trustee, enforce this Agreement against the Custodian, the Secured Creditors shall succeed to the duties and obligations of the Trustee under this Agreement.

                  (d) The Custodian acknowledges and agrees that its services under this Agreement are in addition to, and not in lieu of, its services as Servicer of the Deposited Loans under and pursuant to the Servicing Agreement. The Custodian shall not be entitled to, and hereby waives, any lien or charge on, or right of set-off against, any Deposited Loans or proceeds thereof coming into its possession or otherwise.

                  (e) This Agreement may be executed and delivered in any number of counterparts, each of which, when so executed and delivered, shall be an original; provided, however, that such counterparts shall together constitute but one and the same instrument.

                  (f) Any provision of this Agreement which is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be effective to the extent of such prohibition, unenforceability or nonauthorization without invalidating the remaining provisions hereof or affecting the validity or enforceability or legality of such provision in any other jurisdiction.

                  (g) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF WISCONSIN, WITHOUT REFERENCE TO ITS CONFLICTS-OF-LAWS PRINCIPLES.

                  (h) All notices, requests, demands and other communications under or in respect of this Agreement shall be in writing or shall be delivered or mailed, first class, postage prepaid, or sent by facsimile machine, to the parties at the following addresses (or at such other address for a party as shall be specified by the party to whom addressed):

         If to the Issuer:

                                   NHELP-III, INC.
                                   c/o National Higher Education Loan Program
                                   121 S. 13 Street, Suite 301
                                   Lincoln, NE 68508
                                   Attention: Terry Heimes
                                   Telephone: (402) 458-2302
                                   Facsimile: (402) 458-2399

         If to the Trustee:

                                   Norwest Bank Minnesota, National Association
                                   Norwest Center
                                   6th St end Marquette Ave
                                   Minneapolis MN 55479-0069
                                   Attention: Corporate Trust Department
                                   Facsimile: (612) 667-9825

         If to the Custodian:

                                   Great Lakes Higher Education Servicing
                                     Corporation
                                   2401 International Lane
                                   Madison, WI 53704
                                   Attention: President

         IN WITNESS WHEREOF, the parties have signed this Agreement as of the date first written above.

                                               NORWEST BANK MINNESOTA,
                                               NATIONAL ASSOCIATION, as Trustee

                                           By: /s/ Susan E. Jacobsen
                                               ---------------------------------
                                           Title: CORPORATE TRUST OFFICER

                                               NHELP-III, INC.

                                           By: /s/ Terry Heimes
                                               ---------------------------------
                                           Title: Vice-president and Treasurer

                                               GREAT LAKES HIGHER EDUCATION
                                               SERVICING CORPORATION

                                           By: /s/ Michael J. Noack
                                               ---------------------------------
                                           Title: Executive Vice President

                               CUSTODIAN AGREEMENT

         THIS CUSTODIAN AGREEMENT (the "Agreement") dated as of September
16, 1999, is by and among NHELP-III, INC. (the "Issuer"), NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as Trustee (the "Trustee"), and INTUITION, INC. ("InTuition"), as custodian (the "Custodian").

         WHEREAS, the Trustee and the Issuer have entered into a Warehouse Note Purchase and Security Agreement dated as of September 16, 1999, (the "Warehouse Agreement"), as it may be supplemented or amended, to which the Secured Creditors (as defined in the Warehouse Agreement) are parties, and pursuant to which the Trustee has agreed to purchase, upon request of and as an accommodation to the Issuer, certain student loans (the "Student Loans") for the benefit of the Issuer and to cause title to such loans to be vested in the Trustee subject to the Issuer's beneficial interest; and

         WHEREAS, pursuant to the Warehouse Agreement, the Issuer has granted to the Trustee, and its successors and assigns, for the benefit of the Secured Creditors (as defined in the Warehouse Agreement), a security interest in, among other things, the promissory notes and certain other documents relating to certain Student Loans as security, pursuant to the performance and observance by the Issuer of all of the covenants, terms and condition expressed or implied in the Warehouse Agreement; and

         WHEREAS, the Trustee has requested, and the Issuer agreed, that all Student Loans financed under the Warehouse Agreement (including all Student Loans with respect to which the Trustee holds legal title) shall be placed in the possession of the Trustee through its agent for the purpose of creating a security interest and perfecting the Trustee's security interest in the collateral under the Uniform Commercial Code; and

         WHEREAS, the Issuer has entered into that certain Servicing Agreement (the "Servicing Agreement") dated as of September 16, 1999 with UNIPAC Service Corporation (the "Servicer") to service Student Loans acquired by the Issuer pursuant to the Servicing Agreement or beneficially owned by the Issuer utilizing the data processing capabilities and systems of InTuition as subservicer; and

         WHEREAS, the Issuer desires to contract for the Custodian to provide the custodial services set forth herein; and

         WHEREAS, the Issuer will from time to time in the future deliver or cause the Trustee to deliver, to the Custodian Student Loans to be subserviced by InTuition;

         NOW, THEREFORE, the Trustee and the Issuer hereby authorize the Custodian to so hold all Deposited Loans (as defined below) as bailee and agent of the Trustee and authorize the Custodian to perform the following functions, and duties in connection therewith, and the Custodian agrees to perform such functions and duties (in the case of the custodian, as bailee and agent of the

Trustee), including perfecting and continuing the perfection of the Trustee's security interest in the Deposited Loans:

         1. DEFINITIONS. Unless otherwise defined herein, all capitalized terms used herein, including the premises thereof, shall have the meanings ascribed to such terms in the Warehouse Agreement.

         "Deposited Loans" means all Student Loans financed pursuant to the Warehouse Agreement which now or at any time hereafter are serviced by InTuition or in the possession and control of the Custodian on behalf of the Issuer as servicer.

         2. SAFEKEEPING OF THE DEPOSITED LOANS. The Custodian hereby agrees to perform the following services for the Trustee with respect to the Deposited Loans:

                  (a) The Custodian shall hold in its fireproof storage vault and under its exclusive control the following documents with respect to each of the Deposited Loans and shall use due care to preserve and protect the same:

                           (i)      The original promissory note;

                           (ii) The Notification of Loan Approval by the Guarantee Agency; and

                           (iii) Any further documentation required by the Secretary or the Guarantor.

         provided, however, that to the extent permitted in accordance with the rules and regulations of the Secretary and/or the applicable Guarantee Agency, the Custodian may retain any of such documentation (other than original promissory notes) on microfilm or other electronic, image or similar storage system.

                  (b) Upon the written demand of the Issuer, the Trustee or Secured Creditors and in circumstances authorized in the Warehouse Agreement, the Custodian shall deliver and immediately release to the Trustee any and all of the Deposited Loans at the time held by Custodian, as well as all related information and documents required to be held under the Servicing Agreement, subject to the costs associated therewith under the Servicing Agreement.

                  (c) The Custodian agrees to permit inspection at all reasonable times and upon reasonable advance notice by the Issuer or Trustee, the Guarantee Agencies, the Secretary and any governmental agency having jurisdiction or their respective agents (including auditors) of the Deposited Loans and the records of the Custodian relating thereto, such inspection to include the right to examine and make copies of any documents relating to the Deposited Loans and to interview personnel involved in the servicing of the Deposited Loans.

                  (d) InTuition shall furnish to the Trustee the reports required by the Servicing Agreement upon written request to InTuition.

                  (e) The Trustee hereby appoints the Custodian as its agent solely to take physical possession and custody of the Deposited Loans and the proceeds thereof in accordance with the terms of this Agreement. The Custodian hereby accepts such appointment and acknowledges receipt of notice of the security interest held by the Trustee in the Deposited Loans.

         3. PAYMENTS IN RESPECT OF DEPOSITED LOANS. The parties hereto agree that amounts received in respect of the Deposited Loans (including claim payments from any Guarantor and Interest Subsidy Payments and Special Allowance Payments) shall be promptly paid over to and deposited with the Trustee pursuant to the Warehouse Agreement.

         4. RELEASE OF COLLATERAL. The Custodian may release Deposited Loans and all related information and documentation held by the Custodian only as permitted in the Warehouse Agreement. Except as described in this Paragraph 4 and except upon termination of this Agreement and notwithstanding any other provision of the Servicing Agreement, the Custodian will not release any Deposited Loans unless the Custodian is in receipt of written authorization from the Trustee.

         5. NO LIABILITY. The Trustee shall have no responsibility for loss or damage suffered by the Issuer with respect to any Deposited Loans delivered or released pursuant to this Agreement.

         6. TERMINATION OF AGREEMENT. This Agreement shall remain in effect until the date on which either of the following shall occur: (a) the Servicing Agreement shall have expired or otherwise been terminated; or (b) upon satisfaction of all indebtedness of the Issuer the payment of which is secured under the Warehouse Agreement, including indebtedness of the Issuer the payment of which is secured under the Warehouse Agreement, including indebtedness for any penalties, costs of collection or other charges. Upon termination of this Agreement for any reason other than full satisfaction of indebtedness of the Issuer, the Deposited Loans then held by the Custodian shall be forthwith delivered to the party designated by the Trustee, subject to the terms of the Servicing Agreement. Upon termination of this Agreement following satisfaction of indebtedness of the Issuer, Deposited Loans and materials relating thereto in the possession of the Custodian shall be delivered to the Issuer or its designee. This Agreement shall not be subject to termination other than as specifically provided in this paragraph 6.

         7. INSPECTION RIGHTS. To the extent permitted by law, all records maintained by the Custodian with respect to the Deposited Loans shall be available for inspection or audit from time to time by the Trustee and the Issuer (or their respective designees) upon request of the Trustee or the Issuer, made with reasonable advance notice to the Custodian, such availability to include the right to examine and make copies of any documents relating to the Deposited Loans, with costs of same not to be paid for by the Custodian.

         8. AUTHORIZATIONS. The persons whose signatures appear immediately below are the persons presently authorized to act for the Trustee or the Issuer, as the case may be, whenever written directions or requests are required under this Agreement (it being understood and agreed that different or additional persons may be authorized to act for such Persons without further notice to the Custodian or any other Persons and that the Custodian may rely on directions or requests by such different or additional persons so long as they purport to be authorized officers of the Trustee or the Issuer, as the case may be).

            TRUSTEE                                     ISSUER

Norwest Bank Minnesota, National           NHELP-III, Inc.
Association

/s/ Susan E. Jacobsen                      /s/ Terry J. Heimes
-----------------------                    -------------------------------
Susan E. Jacobsen                          Terry J. Heimes, Vice President
                                           and Treasurer

         9.       REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE CUSTODIAN.

                  (a) The Custodian agrees to accept delivery of the promissory notes and other documents pertaining to the Deposited Loans and to have and maintain continuous and exclusive possession and control over all documents evidencing the Deposited Loans delivered to it under this Agreement.

                  (b) The Custodian shall exercise reasonable care and diligence in the possession, retention and protection of the Deposited Loans delivered to it hereunder. The Custodian accepts the custodial duties and responsibilities imposed upon it hereunder and agrees to perform such custodial duties and responsibilities in a sound and prudent manner consistent in all respects with sound custodial practices and principles.

                  (c) The Custodian shall at all times during the term of this Agreement maintain insurance which shall include, but not be limited to, dishonesty of employees or other crimes resulting in the loss of the Deposited Loans and comprehensive general liability, including personal injury and loss or damage to documents.

                  (d) The Custodian shall at all time maintain records indicating the borrower name and Social Security number, at a minimum, of all Deposited Loans which are delivered to it to hold as Custodian pursuant to this Agreement and indicating that such Deposited Loans have been pledged to the Trustee.

         10.      MISCELLANEOUS.

                  (a) This Agreement shall be binding upon the parties hereto and their successors, transferees and assigns, and shall inure to the benefit of and be enforceable by all parties hereto and their respective successors, transferees and assigns.

                  (b) The parties hereto acknowledge and agree that the Secured Creditors shall be third-party beneficiaries of this Agreement with the power and right to enforce the provisions of this Agreement against the parties hereto. In the event that the Secured Creditors become the assignees or successors of the Trustee (under the circumstances contemplated in the Warehouse Agreement) and, as such assignees or successors of the Trustee, enforce this Agreement against the Custodian, the Secured Creditors shall succeed to the duties and obligations of the Trustee under this Agreement.

                  (c) This Agreement may be executed and delivered in any number of counterparts, each of which, when so executed and delivered, shall be an original; provided, however, that such counterparts shall together constitute but one and the same instrument.

                  (d) Any provision of this Agreement which is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be effective to the extent of such prohibition, unenforceability or nonauthorization without invalidating the remaining provisions hereof or affecting the validity or enforceability or legality of such provision in any other jurisdiction.

                  (e) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF MINNESOTA.

                  (f) All notices, requests, demands and other communications under or in respect of this Agreement shall be in writing or shall be delivered or mailed, first class, postage prepaid, or sent by facsimile machine, to the parties at the following addresses (or at such other address for a party as shall be specified by the party to whom addressed):

If to the Issuer:                 NHELP-III, INC.
                                  121 S. 13 Street, Suite 301
                                  Lincoln, NE 68508
                                  Attention: Terry Heimes
                                  Facsimile: (402) 458-2399

If to the Trustee:                Norwest Bank Minnesota, National Association
                                  Attention: Corporate Trust Dept
                                  Norwest Center
                                  6th St and Marquette Ave
                                  Minneapolis MN 55479-0069
                                  Facsimile: (612) 667-9825

If to the Custodian:              InTuition, Inc.
                                  6420 South Point Parkway
                                  Jacksonville, FL 32216
                                  Attention: David Graham
                                  Facsimile: (904) 281-7200

         IN WITNESS WHEREOF, the parties have signed this Agreement as of the date first written above.

                                           NORWEST BANK MINNESOTA,
                                           NATIONAL ASSOCIATION, as Trustee

                                    By:    /s/ Susan E. Jacobsen
                                           -------------------------------------
                                    Title: CORPORATE TRUST OFFICER

                                           INTUITION, INC.

                                    By:    /s/ [ILLEGIBLE]
                                           -------------------------------------
                                    Title: President

                                           NHELP-III, INC.

                                    By:    /s/ Terry Heimes
                                           -------------------------------------
                                    Title: Vice President and Treasurer

                              CUSTODIAN AGREEMENT

         THIS CUSTODIAN AGREEMENT (the "Agreement") dated as of September
16, 1999, is by and among NHELP-III, INC. (the "Issuer"), NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as Trustee (the "Trustee"), and USA GROUP LOAN SERVICES, INC. ("USA Group"), as custodian (the "Custodian").

         WHEREAS, the Trustee and the Issuer have entered into a Warehouse Note Purchase and Security Agreement dated as of September 16, 1999, (the "Warehouse Agreement"), as it may be supplemented or amended, to which the Secured Creditors (as defined in the Warehouse Agreement) are parties, and pursuant to which the Trustee has agreed to purchase, upon request of and as an accommodation to the Issuer, certain student loans (the "Student Loans") for the benefit of the Issuer and to cause title to such loans to be vested in the Trustee subject to the Issuer's beneficial interest; and

         WHEREAS, pursuant to the Warehouse Agreement, the Issuer has granted to the Trustee, and its successors and assigns, for the benefit of the Secured Creditors (as defined in the Warehouse Agreement), a security interest in, among, other things, the promissory notes and certain other documents relating to certain Student Loans as security, pursuant to the performance and observance by the Issuer of all of the covenants, terms and condition expressed or implied in the Warehouse Agreement; and

         WHEREAS, the Trustee has requested, and the Issuer agreed, that all Student Loans financed under the Warehouse Agreement (including all Student Loans with respect to which the Trustee holds legal title) shall be placed in the possession of the Trustee through its agent for the purpose of creating a security interest and perfecting the Trustee's security interest in the collateral under the Uniform Commercial Code; and

         WHEREAS, the Issuer has entered into that certain Servicing Agreement (the "Servicing Agreement") dated as of September 16, 1999, with UNIPAC Service Corporation (the "Servicer") to service Student Loans acquired by the Issuer pursuant to the Servicing Agreement or beneficially owned by the Issuer and whereas Servicer has engaged InTuition, Inc. to engage USA Group to subservice certain of the Student Loans pursuant to a subservicing agreement (the "Subservicing Agreement") utilizing the data processing capabilities and systems of USA Group as subservicer; and

         WHEREAS, the Issuer desires to contract for the Custodian to provide the custodial services set forth herein; and

         WHEREAS, the Issuer will from time to time in the future deliver or cause the Trustee to deliver, to the Custodian Student Loans to be subserviced by USA Group;

         NOW, THEREFORE, the Trustee and the Issuer hereby authorize the Custodian to so hold all Deposited Loans (as defined below) as bailee and agent of the Trustee and authorize the

Custodian to perform the following functions, and duties in connection therewith, and the Custodian agrees to perform such functions and duties (in the case of the custodian, as bailee and agent of the Trustee), including perfecting and continuing the perfection of the Trustee's security interest in the Deposited Loans:

         1. DEFINITIONS. Unless otherwise defined herein, all capitalized terms used herein, including the premises thereof, shall have the meanings ascribed to such terms in the Warehouse Agreement.

         "Deposited Loans" means all Student Loans financed pursuant to the Warehouse Agreement which now or at any time hereafter are subserviced by USA Group or in the possession and control of the Custodian on behalf of the Issuer as subservicer.

         2. SAFEKEEPING OF THE DEPOSITED LOANS. The Custodian hereby agrees to perform the following services for the Trustee with respect to the Deposited Loans:

                  (a) To custodian shall hold in its fire resistant storage vault and under its exclusive control the following documents with respect to each of the Deposited Loans and shall use due care to preserve and protect the same:

                           (i)      The original promissory note;

                           (ii) The Notification of Loan Approval by the Guarantee Agency; and

                           (iii) Any further documentation required by the Secretary or the Guarantor.

         provided, however, that to the extent permitted in accordance with the rules and regulations of the Secretary and/or the applicable Guarantor Agency, the Custodian may retain any of such documentation (other than original promissory notes) on microfilm or other electronic, image or similar storage system.

                  (b) Upon the written demand of the Issuer or the Trustee and in circumstances authorized in the Warehouse Agreement, within twenty (20) business days of Trustee's written request or other reasonable amount of time as agreed by Trustee and Custodian, the Custodian shall deliver and immediately release to the Trustee any and all of the Deposited Loans at the time held by Custodian, as well as all related information and documents required to be held under the Servicing Agreement, subjects to the costs associated therewith under the Servicing Agreement and any costs to which the Custodian may be entitled in its Subservicing Agreement with InTuition, Inc.

                  (c) The Custodian agrees to permit inspection at all reasonable times and upon reasonable advance notice by the Issuer or Trustee, (reasonable advance notice shall mean at least seventy-two
         (72) hours before the event) the guarantee Agencies, the

         Secretary and any governmental agency having jurisdiction or their respective agents (including auditors) of the Deposited Loans and the records of the Custodian relating thereto, such inspection to include the right to examine and make copies of any documents relating to the Deposited Loans and to interview personnel involved in the servicing of the Deposited Loans.

                  (d) USA Group shall furnish to the Trustee the reports required by the Subservicing Agreement upon written request to USA Group.

                  (e) The Trustee hereby appoints the Custodian as its agent solely to take physical possession and custody of the Deposited Loans and the proceeds thereof in accordance with the terms of this Agreement. The Custodian hereby accepts such appointment and acknowledges receipt of notice of the security interest held by the Trustee in the Deposited Loans. For Deposited Loans guaranteed prior to August 1, 1992, the Custodian will either maintain the original of the note in the Custodian's vault or will store such original in a designated, off-site storage facility pursuant to a contract which gives Custodian full access and control of such notes. If the original note is stored off-site, the Custodian will maintain a copy of the notes, which copy can be certified as a true and exact copy. For Notes guaranteed after August 1, 1992, the Custodian will maintain a copy of the note, while the original note will be stored at a designated, off-site storage facility pursuant to a contract which gives custodian full access and control of such notes. In the case of image notes, USA Group Guarantee Services, Inc., an affiliate corporation of the Custodian, will act as limited bailee for the Custodian until such time as the original notes are delivered to the designated, off-site storage facility.

         3. PAYMENTS IN RESPECT OF DEPOSITED LOANS. The parties hereto agree that amounts received in respect of the Deposited Loans (including claim payments from any Guarantor and Interest Subsidy Payments and Special Allowance Payments) shall be promptly paid over to and deposited with the Trustee pursuant to the Warehouse Agreement.

         4. RELEASE OF COLLATERAL. The Custodian may release Deposited Loans and all related information and documentation held by the Custodian only as permitted in the Warehouse Agreement.

         Except as described in this Paragraph 4 and except upon termination of this Agreement and notwithstanding any other provision of the Subservicing Agreement, the Custodian will not release any Deposited Loans unless the Custodian is in receipt of written authorization from the Trustee.

         5. NO LIABILITY. The Trustee shall have no responsibility for loss or damage suffered by the Issuer with respect to any Deposited Loans delivered or released pursuant to this Agreement.

         6. TERMINATION OF AGREEMENT. This Agreement shall remain in effect until the date on which either of the following shall occur: (a) the Subservicing Agreement shall have expired or otherwise been terminated; or (b) upon satisfaction of all indebtedness of the Issuer the payment of which is secured under the Warehouse Agreement, including indebtedness of the Issuer the payment of which is secured under the Warehouse Agreement, including indebtedness for any penalties, costs of collection or other charges. Upon termination of this Agreement for any reason other than full satisfaction of indebtedness of the Issuer, the Deposited Loans then held by the Custodian shall be forthwith delivered to the party designated by the Trustee, subject to the terms of the Subservicing Agreement. Upon termination of this Agreement following satisfaction of indebtedness of the Issuer, Deposited Loans and materials relating thereto in the possession of the Custodian shall be delivered to the Issuer or its designee. This Agreement shall not be subject to termination other than as specifically provided in this paragraph 6.

         7. INSPECTION RIGHTS. To the extent permitted by law, all records maintained by the Custodian with respect to the Deposited Loans shall be available for inspection or audit from time to time by the Trustee and the Issuer (or their respective designees) upon request of the Trustee or the Issuer, made with reasonable advance notice to the Custodian (reasonable advance notice shall mean at least 72 hours before the event), such availability to include the right to examine and make copies of any documents relating to the Deposited Loans, with costs of same not to be paid for by the Custodian.

         8. AUTHORIZATIONS. The persons whose signatures appear immediately below are the persons presently authorized to act for the Trustee or the Issuer, as the case may be, whenever written directions or requests are required under this Agreement (it being understood and agreed that different or additional persons may be authorized to act for such Persons without further notice to the Custodian or any other Persons and that the Custodian may rely on directions or requests by such different or additional persons so long as they purport to be authorized officers of the Trustee or the Issuer, as the case may
be).

               TRUSTEE                                   ISSUER

Norwest Bank Minnesota, National           NHELP-III, Inc.
Association

/s/ Susan E. Jacobsen                      /s/ Terry J. Heimes
---------------------------                -----------------------------------
Susan E. Jacobsen                          Terry J. Heimes, Vice President and
                                           Treasurer

         9.       REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE CUSTODIAN.

                  (a) The Custodian agrees to accept delivery of the promissory notes and other documents pertaining to the Deposited Loans and to have and maintain continuous and exclusive possession and control over all documents evidencing the Deposited Loans delivered to it under this Agreement.

                  (b) The Custodian shall exercise reasonable care and diligence in the possession, retention and protection of the Deposited Loans delivered to it hereunder. The Custodian accepts the custodial duties and responsibilities imposed upon it hereunder and agrees to perform such custodial duties and responsibilities in a sound and prudent manner consistent in all respects with sound custodial practices and principles.

                  (c) The Custodian shall at all times during the term of this Agreement maintain insurance which shall include, but not be limited to, dishonesty of employees or other crimes resulting in the loss of the Deposited Loans and comprehensive general liability, including personal injury and loss or damage to documents. The Custodian may obtain such insurance through one of its affiliates.

                  (d) The Custodian shall at all times maintain records indicating the borrower name and Social Security number, at a minimum, of all Deposited Loans which are delivered to it to hold as Custodian pursuant to this Agreement and indicating that such Deposited Loans have been pledged to the Trustee.

         10.      MISCELLANEOUS.

                  (a) This Agreement shall be binding upon the parties hereto and their successors, transferees and assigns, and shall inure to the benefit of and be enforceable by all parties hereto and their respective successors, transferees and assigns.

                  (b) The parties hereto acknowledge and agree that the Secured Creditors shall be third-party beneficiaries of this Agreement with the power and right to enforce the provisions of this Agreement against the parties hereto. In the event that the Secured Creditors become the assignees or successors of the Trustee (under the circumstances contemplated in the Warehouse Agreement) and, as such assignees or successors of the Trustee, enforce this Agreement against the Custodian, the Secured Creditors shall succeed to the duties and obligations of the Trustee under this Agreement.

                  (c) This Agreement may be executed and delivered in any number of counterparts, each of which, when so executed and delivered, shall be an original; provided, however, that such counterparts shall together constitute but one and the same instrument.

                  (d) Any provision of this Agreement which is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be effective to the extent of such prohibition, unenforceability or nonauthorization without invalidating the remaining provisions hereof or affecting the validity or enforceability or legality of such provision in any other jurisdiction.

                  (e) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF MINNESOTA.

                  (f) All notices, requests, demands and other communications under or in respect of this Agreement shall be in writing or shall be delivered or mailed, first class, postage prepaid, or sent by facsimile machine, to the parties at the following addresses (or at such other address for a party as shall be specified by the party to whom addressed):

If to the Issuer:                  NHELP-III, INC.
                                   121 S. 13 Street, Suite 301
                                   Lincoln, NE 68508
                                   Attention: Terry Heimes
                                   Facsimile: (402) 458-2399

If to the Trustee:                 Norwest Bank Minnesota, National Association
                                   Attention: Corporate Trust Dept
                                   Norwest Center
                                   6th St and Marquette Ave
                                   Minneapolis MN 55479-0069
                                   Facsimile: (612) 667-9825

If to the Custodian:               USA Group Loan Services, Inc.
                                   11100 USA Parkway
                                   Fishers, IN 46038
                                   Attention: Documentation Management Services
                                   Facsimile: (317) 578-6100

           [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

         IN WITNESS WHEREOF, the parties have signed this Agreement as of the date first written above.

                                           NORWEST BANK MINNESOTA,
                                           NATIONAL ASSOCIATION, as Trustee

                                    By: /s/ Susan E. Jacobsen
                                        ----------------------------------------
                                    Title: Corporate Trust Officer

                                           USA GROUP LOAN SERVICES, INC.

                                    By: /s/ Donald R. Cascini
                                        ----------------------------------------
                                    Title: Vice President of USA Group
                                           As Agent for USA Group Loan
                                           Services, Inc.

                                           NHELP-III, INC.

                                    By: /s/ Terry Heimes
                                        ----------------------------------------
                                    Title: Vice President and Treasurer

                                    EXHIBIT H

                                  FORM OF NOTE

$_________________                                             September _, 1999

NHELP-III, Inc., a Nevada corporation (the "Issuer"), promises to pay to the order of [Name of Agent], for the benefit of [Name of Conduit Note Purchaser] and [Liquidity Note Purchaser] (the "Agent") the lesser of the principal sum of____________________________________Dollars ($___________________) or the
aggregate unpaid principal amount of all Note Purchases made by the Agent, on behalf of the applicable Note Purchasers, pursuant to the Warehouse Note Purchase and Security Agreement (as hereinafter defined), in immediately available funds at its office at______________________________________
in______________________, together with Yield on the unpaid principal amount hereof at the rates and on the dates set forth in the Warehouse Security Agreement. The Issuer shall pay the principal of and accrued and unpaid Yield on this Note in the amounts and at the times required under the terms of the Warehouse Note Purchase and Security Agreement.

The Agent shall, and is hereby authorized to, record in accordance with its usual practice, the date and amount of each Note Purchase and the date and amount of each principal payment hereunder on the schedule annexed hereto and any such recordation shall constitute prima facia evidence of the accuracy of the amount so recorded; provided, that the failure of the Agent to make such recordation (or any error in such recordation) shall not affect the obligations of the Issuer hereunder or under the Warehouse Note Purchase and Security Agreement.

This Note is issued pursuant to, and is entitled to the benefits of, the Warehouse Note Purchase and Security Agreement dated as of September 1, 1999 (which, as it may be amended or modified and in effect from time to time, is herein called the "Warehouse Security Agreement"), among the Issuer, Norwest Bank Minnesota, National Association, as trustee, Delaware Funding Corporation, Three Rivers Funding Corporation, Morgan Guaranty Trust Company of New York and Mellon Bank, to which Warehouse Note Purchase and Security Agreement reference is hereby made for a statement of the terms and conditions governing this Note, including the terms and conditions under which this Note may be prepaid or its maturity date accelerated. This Note is secured by the Pledged Collateral as more particularly described in the Warehouse Security Agreement. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Warehouse Note Purchase and Security Agreement.

         THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR REGULATORY AUTHORITY OF ANY STATE. THIS NOTE HAS BEEN OFFERED AND SOLD PRIVATELY. THE HOLDER HEREOF ACKNOWLEDGES THAT THESE SECURITIES ARE "RESTRICTED SECURITIES" THAT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND AGREES FOR THE BENEFIT OF THE ISSUER AND ITS AFFILIATES THAT THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) TO A PERMITTED ASSIGNEE WHOM THE SELLER REASONABLY

          BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR (B) TO A PERMITTED ASSIGNEE PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), OR (C) TO A PERMITTED ASSIGNEE PURSUANT TO ANY OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER
          SECTION 5 OF THE SECURITIES ACT, AND IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION.

                                           NHELP-III, INC.

                                           By___________________________________
                                           Name_________________________________
                                           Title________________________________

                                     ANNEX

              SCHEDULE OF NOTE ISSUANCES AND PRINCIPAL REPAYMENTS

DATE OF ISSUANCE OR REPAYMENT              AMOUNT

                                           $____________________________

                                           $____________________________

                                           $____________________________

                                           $____________________________

                                           $____________________________

                                           $____________________________

                                           $____________________________

                                    EXHIBIT I

                       FORM OF SUMMARY OF SERVICER REPORT

                                 NHELP-III, Inc.
                 Warehouse Note Purchase and Security Agreement
                        Dated as of as of _____________

                                        STAFFORD               PLUS/SLS            CONSOLIDATIONS               TOTAL
                                ----------------------- ----------------------- ----------------------- -----------------------
                                Principal # of Accounts Principal # of Accounts Principal # of Accounts Principal # of Accounts
STATUS:
  School
  Grace
  Deferred
  Repayment
  Claim
                                --------- ------------- --------- ------------- --------- ------------ --------- -------------
     Total
                                ========= ============= ========= ============= ========= ============ ========= =============

DELINQUENCY:
  Delinquent Principal >30 days
  (Repayment Status Loans)

SCHOOL TYPE:*
  Four Year
  Two Year
  Proprietary
  Consolidations
                                --------- ------------- --------- ------------- --------- ------------ --------- -------------
     Total
                                ========= ============= ========= ============= ========= ============ ========= =============

Guarantor:*

                                --------- ------------- --------- ------------- --------- ------------ --------- -------------

                                ========= ============= ========= ============= ========= ============ ========= =============

-----------------------
*   This information is provided based upon availability from the servicer.

                                   EXHIBIT J

                         FORM OF ACCOUNT BALANCE REPORT

                                 NHELP-III, Inc.
                 Warehouse Note Purchase and Security Agreement
                         Dated as of ___________________
COLLECTION ACCOUNT:

                                                                                    GOVERNMENT &
                                               SERVICER             SERVICER      SPECIAL ALLOWANCE  MISCELLANEOUS       TOTAL
                                           PRINCIPAL RECEIPTS  INTEREST RECEIPTS   INTEREST PAYMENT    RECEIPTS    RECEIPTS/PAYMENTS
                                           ------------------  -----------------  -----------------  ------------- -----------------
Receipts
  Amounts held in Collection Account from
   previous Settlement Date
  Interest Received on Investments
                                           ------------------  -----------------  -----------------  ------------- -----------------
      Total Collection Account Receipts
                                           ==================  =================  =================  ============= =================
CASH RESERVE ACCOUNT:
  Cash Reserve Account Balance
  Interest Received on Investments
                                                                                                                   -----------------
  Cash Reserve Account Balance
                                                                                                                   =================

                                    EXHIBIT K

                            ADDITIONAL CLOSING ITEMS

1.       Opinions of Counsel to Issuer and each Seller.

2.       Opinion of Counsel to Trustee.

3.       Evidence of establishment of Collection Account and Cash Reserve
Account.

4. UCC-1 Financing Statements (naming each seller as debtor and Issuer as secured party, and naming Issuer as debtor and Trustee as secured party).

5. Officers' Certificate of Issuer and each Seller (including, in the case of the Issuer, articles of incorporation, by-laws, board resolutions and incumbency).

6.       Delivery to each Agent a Note in the name of such Agent setting forth
(i) the maximum principal amount equal to such Agent's Pro Rata Share of the Facility Limit and (ii) the actual amount of the Note Purchase of such Agent on the Closing Date.

7.       Schedule of all Financed Loans as of the Closing Date.

8.       All fees due and payable to the Agents on the Closing Date.

9. Such other information, certificates, documents and actions as either Agent may reasonably request.